As filed with the Securities and Exchange Commission on April 29, 2022

Registration Nos. 033-12789

811-05068

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 44

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 39

Farm Bureau Life Variable Account

(Exact Name of Registrant)

Farm Bureau Life Insurance Company

(Name of Depositor)

5400 University Avenue

West Des Moines, Iowa 50266

(515) 225-5400

(Address and Telephone Number of Principal Executive Office)

Lori K. Geadelmann, Esquire

5400 University Avenue

West Des Moines, Iowa 50266

(Name and Address of Agent for Service of Process)

Copy to:

Thomas E. Bisset, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, N.W., Suite 700

Washington, D.C. 20001-3980

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐                         immediately upon filing pursuant to paragraph (b) of Rule 485

☒                       on May 1, 2022 pursuant to paragraph (b)

☐                         60 days after filing pursuant to paragraph (a)(1)

☐                        on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act

If appropriate, check the following box:

☐                        This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Farm Bureau Life Variable Account

NONPARTICIPATING FLEXIBLE PREMIUM VARIABLE
LIFE INSURANCE POLICY

PROSPECTUS
May 1, 2022

Farm Bureau Life Insurance Company ("Farm Bureau Life," "Company," "we," "us," or "our") is offering an individual nonparticipating flexible premium variable life insurance policy (the "Policy") described in this Prospectus. Farm Bureau Life designed the Policy: (1) to provide insurance protection to age 95; and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy. The Prospectus describes all material features of the Policy. The Company has discontinued sales of the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

While the Policy is in force, we will pay:

●  death proceeds upon the Insured's death, and

●  a Net Cash Value upon complete surrender or partial surrender of the Policy.

You may allocate Net Premiums under the Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and Cash Value will, vary with the investment performance of the Investment Options you select. Each Subaccount invests exclusively in shares of one of the Investment Options that are listed and described in the Appendix to this Prospectus, entitled "Investment Options Available Under The Policy". Current summary prospectuses or prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4.5% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own.

Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your registered representative or financial adviser.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.

Issued By:
Farm Bureau Life Insurance Company
5400 University Avenue
West Des Moines, Iowa 50266
(800) 247-4170

(This page has been left blank intentionally.)

The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau Life has not authorized any dealer, sales representative or other person to give any information or make any representations in connection with this offering other than those contained in this prospectus. Do not rely on any such other information or representations.

DEFINITIONS

Attained Age: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day. Each Business Day ends at the close of the New York Stock Exchange (generally, 3:00 p.m. central time).

Cash Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each Subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

Company, we, us, our: Farm Bureau Life Insurance Company.

Declared Interest Option: An investment option under the Policy funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Variable Account.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a)  a certified copy of the death certificate;

(b)  a certified copy of a court decree reciting a finding of death;

(c)  the Beneficiary's statement of election;

(d)  a copy of the Beneficiary's Form W-9; or

(e)  any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.

Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing—or when appropriate by telephone—along with all forms, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Grace Period: The 61-day period (in some states 31 days) beginning on the date we send notice to the Policyowner that Net Cash Value is insufficient to cover the monthly deduction.

Home Office: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266. Telephone: 1- 800-247-4170. Fax: 1-800-754-6370.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Maturity Date: The Policy Anniversary nearest the Insured's 95th birthday. It is the date when the Policy terminates and the Policy's Cash Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.")

Net Asset Value: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

Net Cash Value: The Cash Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Premium: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge").

Policy: The flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each Policy Year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY—Purchasing the Policy.")

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy.

Policy Year: A twelve-month period beginning on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force.

Subaccount: A subdivision of the Variable Account which invests exclusively in a corresponding Investment Option.

Surrender Charge: A charge we assess at the time of any partial or complete surrender equal to the lesser of $25 or 2% of the amount surrendered.

Unit Value: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each Valuation Period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Variable Account: Farm Bureau Life Variable Account.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which we receive at our Home Office.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals	Upon partial or complete surrender of a Policy in any Policy Year, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered to compensate us for costs incurred in effecting the surrender.
	For example, if you make a partial surrender (of more than $1250) or a full surrender when your Cash Value is $100,000, you would be assessed a Surrender Charge of $25.	Charges and Deductions Fee Table
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions. These charges include a premium expense charge and transfer charge.	Charges and Deductions Fee Table
Ongoing Fees and Expenses (annual charges)	In addition to Surrender Charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy. These fees and expenses may be set based on characteristics of the Insured under the Policy (e.g., age, sex, and underwriting class). You should view the specifications page of your Policy for rates applicable to your Policy.
	Policyowners will also bear expenses associated with the Investment Options available under the Policy, as shown in the following table:	Charges and Deductions Fee Table

Annual Fee
Investment Options (Fund	MIN.	MAX.
fees and expenses)*	0.10%	1.41%
*As a percentage of Investment Option assets.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.	Principal Risks of Investing in the Policy
Not a Short-Term Investment	This Policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.
● We apply a Surrender Charge with respect to a partial or full surrender made during any Policy Year.
● During the first 12 Policy Months, and during the first 12 Policy Months following an Increase in Specified Amount, we deduct the monthly Administrative Charge.
● The foregoing charges will reduce the value of your Policy, and are minimized the longer you hold the Policy.
	● Tax deferral is more beneficial to investors with a long time horizon.	Principal Risks of Investing in the Policy Charges and Deductions
Risks Associated with Investment Options	An investment in the Policy is subject to the risk of poor investment performance, and can vary depending on the performance of the Investment Options.
	Each Investment Option (including the Declared Interest Option) has its own unique risks. You should review these Investment Options before making an investment decision.	Principal Risks of Investing in the Policy Farm Bureau Life Insurance Company and the Variable Account
Insurance Company Risks

An investment in the Policy is subject to the risks related to Farm Bureau Life Insurance Company, including that any obligations (including under the Declared Interest Option), guarantees, or benefits of the Policy are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available by calling toll-free at 1-800-247-4170 or writing to: Farm Bureau Life, 5400 University Avenue, West Des Moines, Iowa 50266.

Principal Risks of Investing in the Policy Farm Bureau Life Insurance Company and the Variable Account

RISKS	LOCATION IN PROSPECTUS
Policy Lapse	Your Policy may lapse (terminate without value) if the Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction and a Grace Period expires without a sufficient payment. The Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. We will notify you that the Policy will lapse at the end of the Grace Period unless you make a sufficient payment. If your Policy lapses, no death benefit will be payable under the Policy.
Whether a Policy lapses depends on the level of Net Cash Value, which is affected by the amount of premiums you paid and on the investment performance of the Investment Options and the Declared Interest Option. Poor investment performance and payment of insufficient premiums increases the risk of Policy lapse.
Prior to the Maturity Date, you may apply to reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. Among the items you must submit in your reinstatement application is a premium that, after the deduction of the premium expense charge, is at least sufficient to cover the monthly policy expenses for the lapsed period and to keep the Policy in force for three months.	Principal Risks of Investing in the Policy The Policy—Policy Lapse and Reinstatement
RESTRICTIONS
Investments	Currently, the first twelve transfers in a Policy Year may be effected without a transfer charge. But we may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year.
Only one transfer per Policy Year is permitted between the Declared Interest Option and the Variable Account.
We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase.	Charges and Deductions Farm Bureau Life Insurance Company and the Variable Account— Addition, Deletion, or Substitution of Investments Policy Benefits— Transfers

	RESTRICTIONS	LOCATION IN PROSPECTUS
Optional Benefits

We offer several optional riders under the Policy. The optional riders may be terminated in certain circumstances, such as in the case of Policy lapse. We do not have the right to terminate an optional benefit in our sole discretion.

Overview of the Policy Fee Table Other Benefits Available Under The Policy
TAXES
Tax Implications	You should always consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
There is no additional tax benefit to you if the Policy is purchased through an individual retirement account (IRA).
	Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	Federal Tax Matters
CONFLICTS OF INTEREST
Investment Professional Compensation	We have discontinued new sales of the Policies to the public. We summarize below the kinds of compensation paid in connection with past sales of the Policy and on an ongoing basis.
Investment professionals receive compensation for selling the Policy to investors (e.g., in the form of cash commission payments). In addition to commissions and other forms of cash compensation, certain investment professionals also may receive non-cash compensation. Non-cash compensation can entail payment for conferences, seminars, meals, sporting events, theater performances, travel, lodging and/or entertainment as well as prizes and awards. Finally, investment professionals may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
	These investment professionals have a financial incentive to offer or recommend continued investment in the Policy over another investment.	Distribution of the Policies
Exchanges

In general you should be aware that some investment professionals may have a financial incentive to offer you a new policy in place of the Policy you already own. Thus, in general, you should only exchange your life insurance Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing Policy.

Federal Tax Matters

OVERVIEW OF THE POLICY

Purpose of The Policy

The Policy is a nonparticipating flexible premium variable life insurance policy. Its primary purpose is to provide the Policyowner with death benefit protection in the event of the death of the Insured. In exchange for your premium payments, upon the death of the Insured, we will pay the Beneficiary a death benefit. For Policyowners who need death benefit protection, the Policy can also be a helpful financial tool for financial and investment planning. The Policy may not be appropriate if you do not have a long term investment time horizon. Although Policyowners have access to their money at any time, it is not intended for people who may need to make frequent withdrawals or access their money within a short time frame, as such withdrawals can reduce the level of death benefit protection.

As a flexible premium life insurance policy, premium payments under the Policy generally can vary as to when they are made and as to amount. The death benefit proceeds payable to the Beneficiary may, and your Cash Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Cash Value under the Policy subject to certain conditions described in this prospectus. You may surrender your Policy at any time.

Premiums

●  Flexibility of Premiums: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (although we reserve the right to require a minimum of $100), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi- annually or annually. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. You are not required to pay premiums according to the plan.

Death Benefit

●  Death Benefit Proceeds: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s). We may pay the proceeds in a lump sum or in accordance with a payment option.

●  Death Benefit Options: You may choose between two death benefit options under the Policy. You may change death benefit options and the Specified Amount (which is the amount of insurance you select) while the Policy is in force. Changing the death benefit option or Specified Amount may have tax consequences. We calculate the amount available under each death benefit option monthly and as of the Insured's date of death. Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

?  Increasing Death Benefit Option is equal to the greater of: (1) the sum of the current Specified Amount and the Cash Value; or (2) the Cash Value multiplied by a specified amount factor for the Insured's Attained Age, as set forth in the Policy.

?  Level Death Benefit Option is equal to the greater of: (1) the current Specified Amount; or (2) the Cash Value multiplied by a specified amount factor for the Insured's Attained Age, as set forth in the Policy.

●  Living Benefit (Accelerated Death Benefit) Rider: Under the living benefit rider, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Requesting an accelerated benefit payment under this rider may have tax consequences.

●  Death Benefit Guarantee Rider: Under the Death Benefit Guarantee Rider, which is available at no charge, on each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a Grace Period even if its Net Cash Value is not enough to cover the monthly deduction due.

Surrenders, Transfers and Policy Loans

●  Surrenders: At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Cash Value. The Net Cash Value is the Cash Value less any Policy Debt plus any unearned loan interest. You also may make a partial surrender. A surrender may have tax consequences, and will be subject to the Surrender Charge.

●  Transfers: You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year. You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option. The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may assess a $25 charge for the thirteenth and each subsequent transfer in a Policy Year. This privilege may be terminated at any time.

●  Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Cash Value of the Policy less any previously outstanding Policy Debt. Certain states may permit you to borrow up to 100% of the Policy's Net Cash Value. We charge you a maximum annual interest rate of 7.4% for a Policy Loan. We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan. Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

The Policy

●  Ownership Rights: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

●  Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed in the Appendix to this Prospectus. Additional information about each Investment Option is provided in the Appendix to this Prospectus entitled "Investment Options Available Under the Policy."

●  Declared Interest Option: You may place money in the Declared Interest Option, where it is guaranteed to earn at least 4.5% annual interest. We may declare higher rates of interest, but are not obligated to do so.

●  Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. See "POLICY BENEFITS—Payment Options" for additional detail.

●  Asset Allocation Program: You may elect to participate in the asset allocation program and allocate all of your Net Premiums to one of the four (4) asset allocation model portfolios made available under the program to assist you in selecting Investment Options (see "POLICY BENEFITS—Asset Allocation Program"). Each model portfolio represents a different level of risk tolerance: Moderate Conservative, Moderate, Moderate Aggressive and Aggressive. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or elect to end your participation in the asset allocation program. There is no separate charge for participating in the asset allocation program, nor is there a charge to change to a different model portfolio. There is no guarantee that a model portfolio in the asset allocation program will not lose money or experience volatility.

We have the right to discontinue offering the asset allocation program or to alter the asset allocation program at any time in our sole discretion. If the program is discontinued or altered, you will be notified in advance and you will have the right to reallocate your Accumulated Value among available Investment Options.

●  Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium among the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium in the Subaccounts at a time when prices are high. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. See "POLICY BENEFITS—Transfers" for additional details of the program.

●  Automatic Rebalancing. You may elect to participate in our automatic rebalancing program. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Cash Value in the Subaccounts and the Declared Interest Option quarterly, semi- annually or annually to match your Policy's then-effective premium allocation instructions. The asset rebalancing program will transfer Cash Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses. See "POLICY BENEFITS—Automatic Rebalancing" for additional details of the program.

Supplemental Benefits and Riders

We offer several riders that provide supplemental benefits under the Policy, such as the Universal Cost of Living Increase Rider, which provides for an automatic increase in Specified Amount according to the Consumer Price Index on every third Policy Anniversary without requiring evidence of insurability. We will deduct the cost of any additional insurance benefits from your Cash Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us at our Home Office for further details. See "OTHER BENEFITS AVAILABLE UNDER THE POLICY" for a description of each rider available under the Policy.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy or transfer Cash Value among the Subaccounts and Declared Interest Option.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge*		Amount Deducted— Current Charge
Premium Expense Charge	Upon receipt of each premium payment	7% of each premium payment		7% of each premium payment
Surrender Charge	Upon partial or complete surrender. Charge deducted from Cash Value.	Lesser of $25 or 2% of the amount surrendered.		Lesser of $25 or 2% of the amount surrendered.
Transfer Charge	Upon transfer	$25	per transfer	Waived for the first twelve transfers during a Policy Year. $25 may be assessed for the thirteenth and each subsequent transfer in a Policy Year

* We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective, and will never exceed the maximum charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

Periodic Charges

(Other than Annual Investment Option Expenses)

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Base Policy Charge:
Cost of Insurance Charge(1)	Monthly, on the Monthly Deduction Day
Minimum Charge(2)		$0.06 per $1,000 net amount at risk	$0.03 per $1,000 net amount at risk
Maximum Charge(3)		$25.48 per $1,000 net amount at risk	$23.99 per $1,000 net amount at risk
Charge for Male, Attained Age 35, Non-Tobacco		$0.14 per $1,000 net amount at risk	$0.09 per $1,000 net amount at risk
Monthly Administrative Charge(4)	Monthly, on the Monthly Deduction Day	$3	$3

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
First-Year Monthly Administrative Charge(5)	Monthly, on the Monthly Deduction Day for the first 12 Policy Months and for the first 12 Policy Months following an increase in Specified Amount based on the increase
Minimum Charge		$0.05 per $1,000 of Specified Amount	$0.05 per $1,000 of Specified Amount
Maximum Charge		$0.50 per $1,000 of Specified Amount	$0.50 per $1,000 of Specified Amount
Charge for Male, Attained Age 35		$0.50 per $1,000 of Specified Amount	$0.30 per $1,000 of Specified Amount
Mortality and Expense Risk Charge	Daily	Effective annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Effective annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Policy Loan Interest Spread(6)

Interest payable in advance when you take Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding.

		Interest rate charged for loan may not exceed 7.4% per year (equal to effective rate of 8%)	Interest rate charged for loan may not exceed 7.4% per year (equal to effective rate of 8%)
Optional Benefit Charges:
Universal Cost of Living Increase Rider(7)	Monthly, on the Monthly Deduction Day
Minimum Charge(8)		$0.01 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Maximum Charge(9)		$5.45 per $1,000 of Specified Amount	$3.46 per $1,000 of Specified Amount
Charge for Male, Attained Age 35, Non-Tobacco		$0.01 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Universal Waiver of Charges Rider(7)(10)	Monthly, on the Monthly Deduction Day
Minimum Charge(11)		4.6% of cost of insurance charge	4.6% of cost of insurance charge
Maximum Charge(12)		29.0% of cost of insurance charge	29.0% of cost of insurance charge
Charge for Male, Attained Age 35, Non-Tobacco		4.8% of cost of insurance charge	4.8% of cost of insurance charge
Universal Guaranteed Insurability Option Rider(7)	Monthly, on the Monthly Deduction Day
Minimum Charge(13)		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Maximum Charge(14)		$0.14 per $1,000 of rider coverage amount	$0.14 per $1,000 of rider coverage amount
Charge for Male, Attained Age 0, Non-Tobacco		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Universal Child Term Life Insurance Rider	Monthly, on the Monthly Deduction Day	$0.25 per $1,000 of rider coverage amount	$0.25 per $1,000 of rider coverage amount

(1) The cost of insurance charge will vary based on factors including, but not limited to, the Insured's Attained Age, sex and underwriting class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. We can provide you hypothetical illustrations of Policy values based upon the Insured's age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(2) The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 0, Non-Tobacco.

(3) The maximum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Age 95, Non-Tobacco or Standard. For the maximum current cost of insurance charge, the Insured is assumed to be Male, Attained Age 94, Standard. The current charge is $25.47888 per $1,000 net amount at risk for a Male, Standard at Attained Age 94.

(4) We impose this charge to reimburse us for administrative expenses related to the maintenance of each Policy and the Variable Account. These expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, and reporting and overhead costs.

(5) The first-year monthly administrative charge compensates us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing Policy records. We base the charges deducted during the first 12 Policy Months on the Insured's Attained Age. We base the charges deducted during the 12 Policy Months following any increase in Specified Amount on the Insured's age at last birthday on the effective date of the increase.

(6) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. Please check with us to determine the interest rate we are charging currently for a Policy Loan and the interest we credit to amounts held in the Declared Interest Option as security for Policy Debt. The interest we credit will be at an effective annual rate of between 4.5% and 6%, as determined and declared by the Company.

(7) Charges for the Universal Cost of Living Increase Rider, Universal Waiver of Charges Rider, and Universal Guaranteed Insurability Rider vary based on factors including, but not limited to, the Insured's Attained Age, sex and underwriting class. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Home Office.

(8) The minimum Universal Cost of Living Increase Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco for the guaranteed charge and Attained Age 18, Super Preferred Non-Tobacco for the current charge.

(9) The maximum guaranteed Universal Cost of Living Increase Rider charge assumes that the Insured has an Attained Age 94 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non- Tobacco, Tobacco or Preferred Tobacco). The maximum current charge assumes the Insured has the following characteristics: Male, Attained Age 94, Tobacco.

(10) The Universal Waiver of Charges Rider waives all Policy related charges, including charges for all additional benefit riders attached to the Policy.

(11) The minimum guaranteed and minimum current Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(12) The maximum guaranteed and maximum current Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco or Preferred Tobacco.

(13) The minimum guaranteed and minimum current Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Age 0, Non-Tobacco.

(14) The maximum guaranteed and maximum current Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco.

The next table shows the minimum and maximum total operating expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options that you may pay periodically during the time that you own the Policy. A complete list of Investment Options available under the Policy, including their annual expenses, may be found in the Appendix to this prospectus.

Annual Investment Option Expenses

	Minimum	Maximum
Annual Investment Option Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-l) fees and other expenses)	0.10%	1.41%
Annual Investment Option Expenses After Contractual Fee Waiver or Reimbursement	0.10%	1.25%

The "Annual Investment Option Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the range of minimum and maximum expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual Investment Option operating expenses for Policyowners and will continue until at least April 30, 2023. Three Investment Options currently have contractual reimbursement or fee waiver arrangements in place.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Investment Risk

If you invest your Cash Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Cash Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

If you allocate Net Premiums to the Declared Interest Option, we will credit your Cash Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed annual rate of 4.5%.

Risk of Lapse

Your Policy may lapse (terminate without value) if the Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction and a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. We will notify you that the Policy will lapse at the end of the Grace Period unless you make a sufficient payment.

Tax Risks

In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions.

However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See "FEDERAL TAX MATTERS." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender Risks

A Surrender Charge to cover the cost of processing the surrender will be payable upon complete surrender or partial surrender made in any Policy Year. The charge is equal to the lesser of $25 or 2% of the amount requested. If you take a number of partial surrenders, the total surrender charges paid could be considerable. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

A partial or full surrender may have tax consequences.

Policy Loan Risks

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

We reduce the amount we pay on the Insured's death by any outstanding Policy Debt.

Lapse of the Policy is determined with reference to "Net Cash Value", which is the Cash Value reduced by outstanding Policy Debt and increased by any unearned loan interest. Specifically, your Policy may lapse (terminate without value) if the Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction and a Grace Period expires without a sufficient payment. Thus, the greater your Policy Debt, the lesser your Net Cash Value and the greater your risk of lapse.

If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of An Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Insurance Company Risks

An investment in the Policy is subject to the risks related to Farm Bureau Life Insurance Company, including that any obligations (including under the Declared Interest Option), guarantees, or benefits of the Policy are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available by calling toll-free at 1-800- 247-4170 or writing to: Farm Bureau Life, 5400 University Avenue, West Des Moines, Iowa 50266.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Policyowner information. Such systems failures and cyber-attacks affecting us, the Investment Options, intermediaries and other affiliated or third-party service providers may adversely affect us and your Cash Value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders with the Investment Options, cause the release and possible destruction of confidential Policyowner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Investment Options invest, which may cause the Investment Options underlying your Policy to lose value. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we or the Investment Options or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. Even if our workforce and employees of our service providers and third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our processing of Policy-related transactions, including orders from Owners. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our ability to receive, pickup and process mail, our processing of Policy-related transactions, impact our ability to calculate Policy Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Policy due to a natural disaster or catastrophe.

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2021, the Iowa Farm Bureau Federation owned shares of various classes representing 72.0% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

The Variable Account

We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains or losses.

The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. For example, we may transfer assets attributable to our investment in the Variable Account or fees and charges that have been earned. We are obligated to pay any amounts due under the Policy.

The Variable Account currently has 35 Subaccounts but may, in the future, include fewer or additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the "SEC") does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Investment Options

The Variable Account invests in shares of the Investment Options described in the Appendix to this Prospectus. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen (16) Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of twelve (12) Investment Options, including the Declared Interest Option.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses accompany this Prospectus. You should read them carefully and retain them for future reference.

Note: If you received a summary prospectus for an Investment Option, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option's investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Cash Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, FBL Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option's investment return. The Company and its affiliates may profit from these payments.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Cash Value in the Variable Account without notice to and prior approval of the SEC, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine.

Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights under the Policies, we may:

●  operate the Variable Account as a management company under the Investment Company Act of 1940,

●  deregister the Variable Account under that Act in the event such registration is no longer required, or,

●  subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. Voting rights are discussed later in this prospectus and in the Statement of Additional Information.

Volatility Management Strategies

Investment Options that utilize a volatility management strategy are designed to reduce the overall volatility of the Investment Option and provide you with risk-adjusted returns over time. During rising markets, the volatility management strategy, however, could result in your Cash Value rising less than would have been the case had you been invested in an Investment Option that does not utilize a volatility management strategy. Conversely, investing in an Investment Option that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the Investment Option's equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Cash Value may decline less than would have been the case had you not been invested in an Investment Option that features a volatility management strategy.

Please further note that Investment Options may utilize volatility management techniques that differ from each other. Please see the Investment Options' prospectuses for more information about the Investment Options' objective and strategies.

Information regarding each Investment Option, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix to this prospectus. See Appendix A: Investment Options Available Under the Policy. Each Investment Option has also issued a prospectus that contains more detailed information about the Investment Option. You can obtain paper or electronic copies of this prospectus by contacting us at 1-800-247-4170.

Material Irreconcilable Conflicts

The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

THE POLICY

Purchasing the Policy

The Policy is no longer available to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners. Here, as background information, we describe how new purchases of the Policy were made.

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $25,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $25,000.

The effective date of insurance coverage under the Policy will be the latest of:

●  the Policy Date,

●  the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

●  the date when we receive the full initial premium at our Home Office.

The Policy Date will be the later of:

●  the date of the initial application, or

●  the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.

The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of the Policy Dates immediately above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

Premiums

Premium Flexibility. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium equal to the greater of $100, or an amount that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month (for Policies established through a monthly premium payment mode), or an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deductions for the first two Policy months (for Policies established through a quarterly, semi- annual or annual premium payment mode). Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office. If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.") You should consult a tax adviser before changing the planned premium schedule.

Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY—Policy Lapse and Reinstatement—Lapse"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

Death Benefit Guarantee Premiums. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Cash Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each surrender at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

For example: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial surrenders have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

However, assuming you had requested a partial surrender of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial surrender ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we mail you notice of the need for additional premium.

The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit option, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

Unscheduled Premiums. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Premium Limitations. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

Net Premiums. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS—Premium Expense Charge.")

Allocating Net Premiums. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

(1)  before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

(2)  before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Cash Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY—Examination of Policy (Cancellation Privilege)" immediately below).

The following additional rules apply to Net Premium allocations:

●  You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option (we reserve the right to raise the minimum allocation requirement, up to 10%, at our sole discretion).

●  Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

●  Each premium payment you submit may be directed to a maximum of 12 Investment Options available under the Policy, including the Declared Interest Option.

●  You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Cash Values. Unless you have provided us with more recent written allocation instructions, we will allocate Net Premiums according to your allocation instructions in the application for the Policy.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

●  the Cash Value on the Business Day we receive the Policy at the Home Office, plus

●  any premium expense charges we deducted, plus

●  monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

●  amounts approximating the daily charges against the Variable Account.

(Owners in the state of Utah will receive the greater of (1) the Policy's Cash Value plus an amount approximately equal to any charges we deducted from premiums, Cash Value and the Variable Account, or (2) premiums paid.)

Policy Lapse and Reinstatement.

Lapse. Your Policy may lapse (terminate without value) if the Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY—Premiums—Death Benefit Guarantee Premiums") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Cash Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Cash Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

In general, the Grace Period under your Policy is 61 days and your Policy will lapse or terminate without value if you do not pay sufficient premium before the end of the Grace Period to keep your Policy inforce. However, if your Policy enters the Grace Period after March 1, 2020, the state in which your Policy was issued or delivered may require a longer Grace Period, allow for the deferral of premium payments or impose restrictions against Policy lapse or termination in recognition of financial challenges posed by the current public health (COVID-19) crisis. Some states may also impose restrictions against Policy lapse or termination during the COVID-19 crisis where the Policy entered the Grace Period prior to March 1, 2020.

Additional extensions of your Policy's Grace Period, deferrals of premium payments and restrictions on Policy lapse may apply in the future but are not guaranteed. Please contact the Company at 1-800-247-4170 for further information.

If your Policy lapses, it will expire without value and no death benefit will be payable.

Reinstatement. Prior to the Maturity Date, you may apply to reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

●  A written application for reinstatement signed by the Policyowner and the Insured;

●  Evidence of insurability we deem satisfactory; and

●  A premium that, after the deduction of the premium expense charge, is at least sufficient to cover the monthly policy expenses for the lapsed period and to keep the Policy in force for three months.

State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.") We will not reinstate a Policy surrendered for its Cash Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS"). If we approve your application for reinstatement, your Policy will be reinstated with an effective date equal to the date of lapse. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period and the reinstatement net premium amount will remain there unless and until you provide us with allocation instructions.

POLICY BENEFITS

While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Cash Value by surrendering or taking a partial surrender from the Policy. (See "POLICY BENEFITS—Cash Value Benefits—Surrender Privileges.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS—Loan Benefits—Policy Loans.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS—Death Proceeds—Death Benefit Options"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS—Benefits at Maturity"). You may also elect to participate in the asset allocation program and allocate all of your premiums to one of the four available asset allocation model portfolios (see "POLICY BENEFITS—Asset Allocation Program").

Cash Value Benefits

Surrender Privileges. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial surrender by sending Written Notice to the Company at our Home Office. If we receive your Written Notice to surrender your Policy in Good Order prior to 3:00 p.m. central time on a Business Day, we will calculate the Net Cash Value for your Policy (less the Surrender Charge) as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender your Policy in Good Order at or after 3:00 p.m. central time on a Business Day, we will calculate the Net Cash Value for your Policy (less the Surrender Charge) as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge to cover the cost of processing the surrender will be payable upon complete surrender and upon each partial surrender. The charge is equal to the lesser of $25 or 2% of the amount requested. (See "CHARGES AND DEDUCTIONS.") We ordinarily mail surrender proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS—Postponement of Payments.")

You may request a partial surrender from, or surrender of, your Policy via facsimile.

●  Facsimile requests must be directed to 1-800-754-6370 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

●  A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

●  We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided. You should be able to obtain a signature guarantee from a bank, broker, credit union (if authorized under state law) or a savings association. A notary public cannot provide a signature guarantee.

●  Upon satisfactory receipt of transaction instructions, your partial surrender or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office in good order. We treat facsimile requests as having been received based upon the time noted at the end of the transmission.

●  A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

●  We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

●  We reserve the right to deny any transaction request made by facsimile. We may terminate this privilege at any time.

Complete Surrenders. The amount payable on complete surrender of the Policy is the Net Cash Value at the end of the Valuation Period when we receive the request at the Home Office, less the Surrender Charge.

We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS—Payment Options.") If you surrender the entire Net Cash Value, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders.

Partial Surrenders. You may obtain a portion of the Policy's Net Cash Value as a partial surrender from the Policy.

●  A partial surrender must be at least $500.

●  A partial surrender cannot exceed the lesser of (1) the Net Cash Value minus $500 or (2) 90% of the Net Cash Value.

We deduct the Surrender Charge from the remaining Cash Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS—Payment Options.")

Net Cash Value. Net Cash Value equals the Policy's Cash Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Calculating Cash Value. The Cash Value of the Policy is equal to the sum of the Cash Values in each Subaccount, plus the Cash Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Cash Value on each Business Day, and there is no guaranteed minimum Cash Value.

Cash Value will reflect a number of factors, including:

●  premiums paid,

●  partial surrenders,

●  Policy Loans,

●  charges assessed in connection with the Policy,

●  interest earned on the Cash Value in the Declared Interest Option, and

●  investment performance of the Subaccounts to which the Cash Value is allocated.

As of the Policy Date, the Cash Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Cash Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Cash Value in a Subaccount will equal:

●  The total Subaccount units represented by the Cash Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

●  Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

●  All Cash Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

●  All Cash Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

●  All partial surrenders (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

●  The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

The Policy's total Cash Value in the Variable Account equals the sum of the Policy's Cash Value in each Subaccount.

Unit Value. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Cash Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent Valuation Period by dividing (a) by (b) where:

(a)  is the net result of

(1)  the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, plus

(2)  the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period, minus

(3)  the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus

(4)  any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, minus

(5)  a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

(b)  is the number of units outstanding at the end of the preceding Valuation Period.

We value the assets of the Subaccounts at the close of each Business Day. Each Business Day ends at the close of the New York Stock Exchange (generally, 3:00 p.m. central time).

Transfers

The following features apply to transfers under the Policy:

●  Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

●  You may make transfers by written request to our Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

●  The amount of the transfer must be at least $100; or if less than $100, the total Cash Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

●  We process transfers at the Unit Values next determined after we receive your request in Good Order at our Home Office. This means that if we receive your written or telephone request for transfer in Good Order prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer in Good Order at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the end of the transmission. The Company waives the transfer fee for the first twelve transfers during a Policy Year.

●  We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS—Transfer Charge."). For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Cash Value in the Subaccounts and the Declared Interest Option quarterly, semi- annually or annually to match your Policy's then-effective premium allocation instructions. The asset rebalancing program will transfer Cash Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

●  Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

●  This feature is free and is not considered in the twelve free currently permitted transfers during a Policy Year.

●  This feature cannot be utilized in combination with dollar cost averaging program.

●  If you elect to participate in the asset allocation program, then your Cash Value will automatically be rebalanced annually to maintain the Subaccounts and percentage for your selected asset allocation model.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

●  The minimum amount of each transfer is $100.

●  Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is twelve, including the Declared Interest Option.

●  You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

●  We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

●  This feature is considered in the twelve free transfers in a Policy Year.

●  All transfers made on the same date count as one transfer.

●  The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

●  There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

●  This feature cannot be used in combination with the automatic rebalancing or the asset allocation programs.

Additional Limitations on Transfers. When you make a request to transfer Cash Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging, automatic rebalancing, or asset allocation programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies ("variable contracts") and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company's ability to satisfy its contractual obligations to Policyowners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Asset Allocation Program

The following is a summary of the asset allocation program available under the Policy. A more detailed description of the asset allocation models available within the program may be obtained from our Home Office by calling 1-800-400-5742.

Overview. The asset allocation program is a service made available to assist you in selecting Investment Options under your Policy. You may elect to allocate all of your Net Premiums to one of the model portfolios of the asset allocation program. If you elect to participate in the asset allocation program at any time after the Policy Date, we will reallocate your Cash Value on the Business Day we receive the information necessary to process the request in accordance with the asset allocation model portfolio you selected that is in effect at that time. This means that if we receive the information necessary to process the request in Good Order prior to 3:00 p.m. central time on a Business Day, we will process the request at the Unit Values calculated as of 3:00 p.m. that Business Day. If we receive your request in Good Order at or after 3:00 p.m. central time, we will process the request at the Unit Values calculated as of 3:00 p.m. on the following Business Day.

If you elect to participate in the asset allocation program, you must include all your Cash Value in the Program. Our affiliate, FBL Wealth Management, LLC. ("FBLWM") will serve as the investment adviser and will have an advisory relationship with each Policyowner, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the asset allocation program. We do not provide investment advice in making the asset allocation program or any other service or feature available under the Policy.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes—for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).

Although the asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model portfolio will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if FBLWM changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios. It is your responsibility to select or change your asset allocation model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the asset allocation program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of Premium and Cash Value allocated to each Investment Option.

There currently are four (4) asset allocation model portfolios to choose from:

●  Moderate Conservative Model Portfolio

●  Moderate Model Portfolio

●  Moderate Aggressive Model Portfolio

●  Aggressive Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or end your participation in the asset allocation program. Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Based on the results of the questionnaire, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. You may contact your registered representative or our Home Office for copy of the questionnaire. There is no charge to change to a different model portfolio.

Annual Rebalancing. On the fifth Business Day of May each year, we automatically rebalance your Cash Value to maintain the Subaccounts and percentages for your selected asset allocation model portfolio. This annual rebalancing takes account of:

●  Increases and decreases in Cash Value in each Subaccount due to Subaccount performance,

●  Increases and decreases in Cash Value in each Subaccount due to partial surrenders and payment of premiums, and

●  Any adjustments FBLWM has made to the selected asset allocation model portfolio.

The first annual rebalancing will on the fifth Business Day of May, each calendar year following the later of the election date or the end of the period during which your premium is required to be initially allocated to the Declared Interest Option, if applicable.

Allocation of Future Premiums. The asset allocation model portfolio that you select will override any prior percentage allocations that you may have chosen and all future premiums will be allocated accordingly.

Changes to Asset Allocation Model Portfolios. FBLWM periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. FBLWM may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Policy.

If changes will be made to a particular model portfolio as a result of FBLWM's review, then FBLWM will notify all Policyowners in the asset allocation program at least 30 days in advance of the date of such changes. You should carefully review these notices. Policyowners who wish to revise their respective investment allocations based on the changes to the model portfolios do not need to take any action. Policyowners who do not wish to revise their respective investment allocations based on the changes to the model portfolios must contact our Home Office prior to the deadline set forth in the notice and affirmatively opt out of the revised asset allocation model portfolio. Unless you elect a different model portfolio under the asset allocation program, opting out of the revised asset allocation model portfolio will also cause your participation in the asset allocation program to terminate. When your participation in the asset allocation program terminates, your Cash Value will remain in the same Subaccounts it was in immediately prior to your opting out of the program until such time as you may request to transfer your Cash Value.

Note:

●  Transfers among Investment Options resulting from a change in the asset allocation model portfolios are not taken into account in determining any transfer processing fee.

If you make a self-directed change outside the asset allocation model portfolio you selected, we consider your participation in the asset allocation program to have terminated. However, you can elect at any time to again participate in the asset allocation program. Please contact our Home Office to reenter the asset allocation program.

Please note: You must submit a request form, and may be required to submit an updated standardized questionnaire, before reentering the asset allocation program.

Other Information. We and our affiliates, including FBLWM, receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Also, FBLWM, in its capacity as investment adviser to certain of the Investment Options, may believe that certain portfolios it manages may benefit from additional assets or could be harmed by redemptions. As a fiduciary, however, FBLWM is legally obligated to disregard these incentives.

FBLWM receives no compensation for services it performs in developing and updating asset allocation model portfolios.

For more information about FBLWM, and its role as investment adviser for the asset allocation program, please see the FBLWM disclosure document, which is available to you at no charge. You can request a copy by writing to FBL Wealth Management, LLC., 5400 University Avenue, West Des Moines, Iowa 50266 or by contacting our Home Office at 1-800-400-5742. We may perform certain administrative functions on behalf of FBLWM; however, we are not registered as an investment adviser and are not providing any investment advice in making the asset allocation program available under the Policy.

If you elect to participate in the asset allocation program:

●  You may surrender all or part of your Cash Value.

●  You may not also elect to participate in the dollar cost averaging program.

We have the right to discontinue offering the asset allocation program or to alter the asset allocation program at any time in our sole discretion. If the program is discontinued or altered, you will be notified in advance and you will have the right to reallocate your Accumulated Value among available Investment Options.

Loan Benefits

Policy Loans. So long as the Policy remains in force and has a positive Net Cash Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

The maximum amount that you may borrow at any time is 90% of the Cash Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Cash Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

Allocation of Policy Loan. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Cash Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Cash Value, in the same proportions that the Policy's Cash Value in each Subaccount bears to the Policy's total Cash Value in the Variable Account. We will determine Cash Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

We normally will mail loan proceeds to you within seven days after receipt of a written request at the Home Office. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS—Postponement of Payments.")

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS—Loan Benefits—Effect on Investment Performance.") Our ability to credit interest on amounts held in the Declared Interest Option as security for Policy Debt is subject to our financial strength and claims paying ability.

Loan Interest Charged. The interest rate charged on Policy Loans is not fixed. Initially, it will be the rate shown in the Policy on the Policy data page. The Company may at any time elect to change the interest rate, subject to the following conditions:

(1)  the rate may not exceed 7.4% per year in advance (which is equal to an effective rate of 8%);

(2)  any increase in the interest rate may not exceed 1% per calendar year; and

(3)  changes in the interest rate may not occur more often than once in any twelve-month period. We will send you notice of any change in rate. The new rate will take effect on the Policy Anniversary coinciding with or next following the date we change the rate.

Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS—Loan Benefits—Allocation of Policy Loan.")

Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Cash Value upon complete surrender, and we will credit it to the Cash Value in the Declared Interest Option upon repayment of Policy Debt.

Effect on Investment Performance. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate of between 4.5% and 6%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt. Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Cash Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Cash Value was transferred is less than or greater than the interest rates actually credited to the Cash Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Cash Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Cash Value, which is equal to Cash Value less Policy Debt. If Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY—Policy Lapse and Reinstatement—Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Cash Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Cash Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

●  You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary as described in the Policy.

●  If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY BENEFITS—Payment Options.")

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS—Postponement of Payments.")

Death Benefit Guarantee Rider. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day, we will check to see if you have met the death benefit guarantee premium test by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Cash Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount that you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY—Premiums—Death Benefit Guarantee Premiums.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

Death Benefit Options. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

Under Option A, the death benefit will be equal to the greater of:

(1)  the sum of the current Specified Amount and the Cash Value, or

(2)  the Cash Value multiplied by the specified amount factor for the Insured's Attained Age.

We will determine Cash Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Option A, the death proceeds will always vary as the Cash Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, Policyowners generally should select Option A.

Under Option B, the death benefit will be equal to the greater of:

●  the current Specified Amount, or

●  the Cash Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured's Attained Age.

Under Option B, the death benefit will remain level at the Specified Amount unless the Cash Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Cash Value rather than increased death benefits, Policyowners generally should select Option B.

In an Appendix to the Statement of Additional Information, we set forth examples illustrating Option A and Option B. Note that as respects both Option A and Option B, one component contributing to Cash Value consists of the Policy values in each Subaccount. As such, the investment performance of the Fund Investment Options affects the death benefit amount. Similarly, other items affecting the amount of Cash Value, such as charges under the Policy, have an impact on the death benefit amount.

Changing the Death Benefit Option. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

If you change from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Cash Value on the effective date of the change. If you change from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Cash Value on the effective date of the change provided the Insured meets the Company's underwriting requirements. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.")

Change in Existing Coverage. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY—Premiums—Premium Limitations"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the

Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Cash Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month.

Changes in Insurance Protection. You may increase or decrease the pure insurance protection provided by a Policy—the difference between the death benefit and the Cash Value—in one of several ways as insurance needs change. This would include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, taking a partial surrender from Cash Value.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

●  A decrease in the Specified Amount will, subject to the applicable specified amount factor (see "POLICY BENEFITS—Death Proceeds—Death Benefit Options"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Cash Value.

●  An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

●  If you elect Option B, an increased level of premium payments will increase the Cash Value and reduce the pure insurance protection, until the Cash Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

●  If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Cash Value and will increase the possibility that the Policy will lapse.

●  A partial surrender will reduce the death benefit. (See "POLICY BENEFITS—Cash Value Benefits—Surrender Privileges.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Cash Value withdrawn. The primary effect of a partial surrender is you receive cash and reduce Cash Value.

In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Cash Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.

A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such rider), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right. There is no separate charge for this Endorsement.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

The accelerated death benefit is equal to the Policy's death benefit as described on page 8, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Requesting an accelerated death benefit under this rider may have tax consequences (see "FEDERAL TAX MATTERS").

In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

There are several other restrictions associated with the Endorsement. These are:

(1)  the Endorsement is not valid if the Policy is within five years of being matured,

(2)  the consent of any irrevocable Beneficiary or assignee is required to exercise the Endorsement,

(3)  we reserve the right, in our sole discretion, to require the consent of the Insured or of any Beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

(4)  we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

(5)  the Endorsement is not effective where:

(a)  you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

(b)  the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

(6)  The Endorsement will terminate at the earlier of the end of the Grace Period for which any premium is unpaid, upon our receipt of your Written Notice to cancel the Endorsement or upon termination of the Policy.

(7)  The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the Beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Benefits at Maturity

The Maturity Date is Attained Age 95. If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS—Loan Benefits—Repayment of Policy Debt.") We may pay benefits at maturity in a lump sum or under a payment option.

Prior to the Maturity Date, your Policy may be exchanged for a universal life policy to provide you continued coverage to age 115. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

Payment Options

We may pay death proceeds and Cash Value due at maturity, or upon partial or complete surrender of a Policy in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any manner acceptable to us.

You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending Written Notice, provided that a prior option chosen by you is not in effect.

If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

(1)  the proceeds are less than $2,000;

(2)  periodic payments would be less than $20; or

(3)  the payee is an assignee, estate, trustee, partnership, corporation or association.

You may choose a lump sum payment under a Living Tradition AccountTM ("LTA"). The LTA is an interest- bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the payee, and the payee will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for the Company, the bank will receive the amount the payee requests as a transfer from the Company's General Account. The LTA is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the LTA is backed by the financial strength of the Company, although it is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA. We pay interest on proceeds held in the LTA. Any interest paid on proceeds held in the LTA are currently taxable.

Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

Option 1—Interest Income. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly as selected by the payee and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

Option 2—Income for a Fixed Period. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 3—Life Income with Term Certain. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 4—Income of a Fixed Amount. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 5—Joint and Two-Thirds Survivor Monthly Life Income. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

Alternate Payment Options. The Company may make available alternative payment options. Your choice of payment frequency and payout period will affect the amount of each payment and the total amount paid out. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment and the total amount paid out.

A tax adviser should be consulted with respect to the consequences associated with a payment option.

Even if the death benefit under the Policy is excludable from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy's Maturity Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policyowner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change. Such updates should be communicated in writing, by telephone, or facsimile to our Home Office.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Premium Expense Charge

Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge consisting of a sales charge and a charge for premium taxes. The premium less the premium expense charge equals the Net Premium.

Sales Charge. We deduct a sales charge equal to 5% of each premium payment to compensate us for expenses incurred in distributing the Policy. The sales charge in any Policy Year is not necessarily related to actual distribution expenses incurred in that year. Instead, we expect to incur the majority of distribution expenses in the early Policy Years and to recover any deficiency over the life of the Policy from our general assets, including amounts derived from the mortality and expense risk charge.

Premium Taxes. Various states and subdivisions thereof impose a tax on premiums received by insurance companies. Therefore, the premium expense charge currently includes a deduction of 2% of each premium payment for these taxes. Premium taxes vary from state to state and can range up to 3% of each premium payment. The deduction represents an amount we consider necessary to pay all premium taxes imposed by the states and any subdivisions thereof. We reserve the right to change the amount of this premium tax charge.

Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

Monthly Deduction

We deduct certain charges monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "OTHER BENEFITS AVAILABLE UNDER THE POLICY"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Cash Value in the Declared Interest Option and the Policy's Cash Value in each Subaccount bear to the total Net Cash Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Cash Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month. During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first-year monthly administrative charge.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

●  the cost of insurance for the Policy; plus

●  the cost of any optional insurance benefits added by rider; plus

●  the monthly administrative charge.

During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first-year monthly administrative charge.

Cost of Insurance. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk. Under Option A, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b) minus (c), where:

(a)  is the Specified Amount

(b)  is 1.0036748 [dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%.]; and

(c)  is the Cash Value

We determine the Specified Amount and the Cash Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Cash Value a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate. We base the cost of insurance rate for the initial Specified Amount on factors including, but not limited to, the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on factors including, but not limited to, the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience and other factors. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting class involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super- preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Cash Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider.

Monthly Administrative Charge. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $3 monthly administrative charge against each Policy. Once we issue a Policy, we guarantee the amount of this charge for the life of the Policy.

First-Year Monthly Administrative Charge. We deduct administrative charges from Cash Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing Policy records. We base the charges deducted during the first 12 Policy Months on the Insured's Attained Age. We base the charges deducted during the 12 Policy Months following any increase in Specified Amount on the Insured's age at last birthday on the effective date of the increase.

The first-year monthly administrative charge per $1,000 of Specified Amount depends on the Specified Amount of the Policy and the age of the Insured, as shown in the following table:

Age	$25,000 to $49,999	$50,000 to $99,999	$100,000 to $249,000	$250,000+
32	0.27	0.22	0.17	0.09
33	0.28	0.23	0.18	0.09
34	0.29	0.24	0.19	0.10
35	0.30	0.25	0.20	0.10
36	0.31	0.26	0.21	0.11
37	0.32	0.27	0.22	0.11
38	0.33	0.28	0.23	0.12
39	0.34	0.29	0.24	0.12
40	0.35	0.30	0.25	0.13

Age	$25,000 to $49,999	$50,000 to $99,999	$100,000 to $249,000	$250,000+
41	0.36	0.31	0.26	0.13
42	0.37	0.32	0.27	0.14
43	0.38	0.33	0.28	0.14
44	0.39	0.34	0.29	0.15
45	0.40	0.35	0.30	0.15
46	0.41	0.36	0.31	0.16
47	0.42	0.37	0.32	0.16
48	0.43	0.38	0.33	0.17
49	0.44	0.39	0.34	0.17
50	0.45	0.40	0.35	0.18
51	0.46	0.41	0.36	0.18
52	0.47	0.42	0.37	0.19
53	0.48	0.43	0.38	0.19
54	0.49	0.44	0.39	0.20
55 & up	0.50	0.45	0.40	0.20

Transfer Charge

The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.

●  Unless paid in cash, we will deduct the transfer charge from the amount transferred.

●  Once we issue a Policy, we will not increase this charge for the life of the Policy.

●  We will not impose a transfer charge on transfers that occur as a result of Policy Loans, exercise of the special transfer privilege or upon initial allocation of Cash Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

Currently, there is no charge for changing the Net Premium allocation instructions.

Surrender Charge

Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered to compensate us for costs incurred in accomplishing the surrender. We deduct the Surrender Charge from the Cash Value.

Variable Account Charges

Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of 0.90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

Federal Taxes. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

Investment Option Expenses. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are described in the prospectus for the Investment Option.

Policy Loan Interest Spread. The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt.

Compensation. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

THE DECLARED INTEREST OPTION

You may allocate Net Premiums and transfer Cash Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4.5%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion. Since the Declared Interest Option is a part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations

Transfers, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS—Transfer Charge"). Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Cash Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Cash Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

We may delay transfers, payment of partial and complete surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

To the extent that we are required to pay you amounts in addition to your Cash Value under any guarantees under the Contract, including the death benefit, such amounts will come from our

General Account. Thus, those guarantees are subject to our financial strength and claims paying ability and the risk that we may default on the guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial products as well, and we pay our obligations under these products from assets in our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4.5% guaranteed rate.

Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Please refer to the Policy and the Statement of Additional Information for complete details regarding the Declared Interest Option.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefits under the Policy, optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy.

Not all riders are available in all states, and state variations may apply. See Appendix B for a list of state variations.

You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative assigned to service your Policy.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Universal Cost of Living Increase	Automatically increases Specified Amount under Policy on every third Policy Anniversary without requiring evidence of insurability.	Optional	● Rider cost increases monthly deduction, based on applicable cost of insurance rate at time of increase, multiplied by amount of increase.
● Rider terminates on the later of the Insured's age 65 or the 10th Policy Anniversary.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Universal Waiver of Charges

Provides that, in event of Insured's total disability before Policy Anniversary on which Insured is age 65, Company will waive monthly deduction until end of disability or the Policy Anniversary on which the Insured is age 65, whichever comes first.

Optional	● Rider terminates on earliest of:
(1) Policy Anniversary on which Insured is age 65;
(2) surrender, lapse or other termination of Policy; or
(3) continuation of Policy in force under a cash value option.
● Rider cost increases the monthly cost of insurance charge, based on a separate schedule of rates.
Universal Child Term Life Insurance	Provides term insurance coverage on each of Insured's eligible children.	Optional	● Before expiration of term insurance on life of child and subject to certain conditions, insured child may elect that coverage be converted without evidence of insurability to certain other plans of insurance Company offers.
● Rider terminates on the earliest of:
(1) cancellation or conversion of the Policy or rider;
(2) lapse of the Policy;
(3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or
(4) expiration, maturity or termination of the Policy.
Death Benefit Guarantee	Guarantees that Policy will not enter Grace Period should Net Cash Value be insufficient to cover monthly deduction on Monthly Deduction Day if you maintain a certain minimum premium level.	Optional	● The Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep the rider in effect.
Universal Guaranteed Insurance Option	Allows coverage on Insured under Policy to be increased up to seven times without new evidence of insurability.	Optional	● Rider cost increases Monthly Deduction, based on a specified dollar rate per every $1,000 of guaranteed insurance benefit.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Payments of Death Proceeds	Provides for payment of all or a portion of accelerated death benefit immediately in event Insured becomes terminally ill.	Optional	● If there is a loan outstanding under Policy on date that Policyowner requests a payment under rider, we reduce accelerated death benefit by a portion of outstanding loan.
● If amount you request to be paid under rider is less than total death benefit under Policy and Specified Amount is equal to or greater than minimum Specified Amount, Policy will remain in force with all values and benefits under Policy being reduced in same proportion that new Policy benefit bears to Policy benefit before exercise of rider.
● There are several other restrictions associated with rider (e.g., rider is not valid if Policy is within five years of being matured). See OTHER BENEFITS AVAILABLE UNDER THE POLICY—Accelerated Payments of Death Proceeds.
Dollar Cost Averaging	Allocates Net Premium among Subaccounts or Declared Interest Option over a period of time.	Optional	● Minimum amount of each transfer is $100.
● Maximum number of Investment Options which you may select at any one time is twelve, including Declared Interest Option.
● Each dollar cost averaging transfer counts against twelve free transfer limit in a Policy Year. All transfers made on same date count as one transfer.
● Cannot be elected with automatic rebalancing or asset allocation program.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Asset Allocation Program	Allocates Net Premiums to one of four model portfolios, and annually rebalances Cash Value among Subaccounts to maintain percentage allocation under model portfolio.	Optional	● Asset allocation model portfolio that you select will override any prior percentage allocations that you have chosen, and all future Premiums will be allocated accordingly.
● Self-directed changes outside asset allocation model portfolio you selected terminates participation in asset allocation program.
Automatic Rebalancing Program	Automatically transfers amounts to maintain a particular percentage allocation among Subaccounts and Declared Interest Option.	Optional	● Maximum number of Investment Options you may select at any one time is ten, including Declared Interest Option. ● Cannot be utilized in combination with dollar cost averaging program.

Additional Insurance Benefits Under The Policy

Accelerated Payments of Death Proceeds

The living benefit (accelerated death benefit) rider (available at no charge) provides for the payment of all or a portion of the accelerated death benefit immediately in the event that the Insured becomes terminally ill (as defined below). In the event that the Insured becomes terminally ill, you may (if residing in a state that has approved the rider) by written request to our Home Office request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death immediately to you. If not attached to the Policy beforehand, we will issue a living benefit endorsement (the "Endorsement") providing this right to you upon written request to our Home Office, subject to the conditions stated below.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

The accelerated death benefit is equal to the Policy's death benefit as described on page 8, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all Policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Adding this Endorsement to a Policy or requesting an accelerated death benefit under this endorsement may have tax consequences (see "FEDERAL TAX MATTERS").

In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

There are several other restrictions associated with the Endorsement. These are:

(1)  the Endorsement is not valid if the Policy is within five years of being matured,

(2)  the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement,

(3)  we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

(4)  we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

(5)  the Endorsement is not effective where:

(a)  you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

(b)  the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

The Endorsement will terminate at the earlier of the end of the Grace Period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the Endorsement or upon termination of the Policy.

The Company believes that for federal income tax purposes, an accelerated death benefit payment received under a living benefit Endorsement should be fully excludable from the gross income of the Beneficiary, except in certain business contexts.

However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Optional Riders

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

●  Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. The rider terminates on the later of the Insured's age 65 or the 10th Policy Anniversary. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase. For a Policy issued with a $100,000 Specified Amount and a Consumer Price Index increase of 10%, the Owner will have the ability to increase the Specified Amount of the Policy at the third Policy Anniversary by $10,000 without being subjected to underwriting. If elected, this would increase the Specified Amount on the Policy to $110,000 after the third Policy Anniversary and maintain the ability for future increases under the rider.

●  Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the

Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates. For a Policy issued with a $100,000 Specified Amount at Insured's age 45 and the Insured becomes totally disabled (as defined in the rider) at age 52, all monthly deductions paid during the period from the date that the Insured first becomes totally disability until the date of the first payment under this rider will be refunded, and subsequent monthly deductions will be waived until total disability ends.

●  Universal Child Term Life Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge. For a Policy issued with a $100,000 Specified Amount to an Insured with a covered child (as defined in the rider) which is age 15, the Owner can purchase a $10,000 Specified Amount Universal Child Term Life Insurance Rider on the covered child. This rider can remain inforce until the covered child reaches age 23.

●  Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Cash Value be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider. For example, assume a Policy is issued with a $100,000 Specified Amount and the rider, the minimum premium test (as defined in the rider) will be met throughout the life of the Policy. If due to poor market performance the Cash Surrender Value is unable to pay the Policy's monthly deduction on the Monthly Deduction Day, the minimum premium test would continue to be met, the Policy will not enter the Grace Period, and will remain in force.

●  Universal Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider. For example, assume a Policy is issued with a $100,000 Specified Amount to an Insured age 30 with a $10,000 Universal Guaranteed Insurance Option rider. With this rider, the Owner is able to purchase $10,000 of additional permanent coverage without underwriting at each Policy Anniversary in the years they are Attained Ages 31, 34, 37, and 40. After exercising all four additional coverages, the total amount of coverage would be $140,000.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.") You may obtain detailed information concerning available riders from the agent selling the Policy. (Not all riders are available in all states and state variations may apply. See Appendix B for a list of state variations.)

GENERAL PROVISIONS

Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences.

The Beneficiary

The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial surrenders and Policy Loans within seven days after we receive the Policyowner's Written Notice. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete or partial surrender, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

●  the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

●  the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

●  an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

If, under SEC rules, the Federated Government Money Fund II suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, surrender, Policy Loan or death proceeds from the Money Market Subaccount until the Portfolio is liquidated.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial or complete surrender, loan or death proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

DISTRIBUTION OF THE POLICIES

The Policies were sold and are serviced by individuals, who in addition to being appointed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, FBL Marketing Services, LLC ("FBL Marketing"). FBL Marketing is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA. To cover costs and expenses associated with facilitating Policy sales, the Company pays FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives of FBL Marketing. FBL Marketing's principal business address is the same as that of the Company.

In addition to the annual compensation paid for FBL Marketing's role as principal underwriter, the Company pays commissions to FBL Marketing for sales of the Policies, and FBL Marketing pays its registered representatives all of the commissions it receives. Registered representatives will receive commissions based on a commission schedule and rules established by FBL Marketing. The Company may pay agents first year commissions at a rate not exceeding 50% of minimum initial premiums and 4% of excess premiums paid in the first Policy Year.

Registered representatives will be paid renewal commissions at a rate equal to 5% of minimum initial premiums and 5% of unscheduled premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 50% of the increase in minimum initial premiums may be paid during the first year following an increase in Specified Amount. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Registered representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits, expense allowances, financing arrangements and non-cash compensation items that the Company may provide jointly with FBL Marketing. Non-cash items may also include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, FBL Marketing's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits.

FBL Marketing's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

The commissions and payments described above, along with other distribution expenses associated with distributing the Policies, such as advertising expenses and compensation for FBL Marketing's management, are paid by the Company. The commissions and other incentives or payments described above are not charged directly to Policyowners. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS." We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

FBL Marketing receives 0.25% from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Share Class; Fidelity Variable Insurance Products Funds: VIP High Income Portfolio—Service Class 2 and VIP Mid Cap Portfolio—Service Class 2; and Franklin Templeton Variable Insurance Products Trust: Franklin Global Real Estate VIP Fund—Class 2, Franklin Small Cap Value VIP Fund—Class 2, Franklin Small-Mid Cap Growth VIP Fund—Class 2, Franklin U.S. Government Securities VIP Fund—Class 2, Franklin Mutual Shares VIP Fund—Class 2 and Templeton Growth VIP Fund—Class 2. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment

Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. The compensation received by FBL Marketing's registered representatives is not impacted by the Investment Options you choose. Each Investment Option's investment adviser may, from time to time, use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules to make payment for distribution services to FBL Marketing.

We have discontinued new sales of the Policies to the public.

Under the BrokerCheck Program, Financial Industry Regulatory Authority ("FINRA") provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephone inquiries. FINRA's BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

Investor concerns may be directed to FBL Marketing Services, LLC at 5400 University Avenue, West Des Moines, IA 50266 or by calling our toll-free number at 1-877-860-2904.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. A life insurance policy received in a tax-free exchange for another life insurance policy that was a MEC will also be classified as a MEC.

Where there is a reduction in the benefits under the Policy during the first seven Policy Years (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

(1)  All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

(2)  Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3)  A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

(4)  If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC may be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

Multiple Policies. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

Accelerated Death Benefits. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Exchanges. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY—Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy.

Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Other Policyowner Tax Matters. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer's responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Policyowners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

Tax Shelter Regulations. Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer ("GST") taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Policyowner's estate for purposes of federal estate tax if the Insured owned the policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner's estate upon the Policyowner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Policyowner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. To the extent permitted under the federal tax law, the Company may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

ADDITIONAL INFORMATION

Voting Rights

To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Cash Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of owners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Additional information about voting rights appears in the Statement of Additional Information.

Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send your Written Notice to our Home Office via mail or facsimile. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney's fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of FBL Marketing Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.

FINANCIAL STATEMENTS

The Variable Account's statements of assets and liabilities as of December 31, 2021 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The audited combined balance sheets—statutory basis of the Company and its subsidiary at December 31, 2021 and 2020 and the related combined statutory basis statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2021, and financial statement schedules as well as the related reports of Ernst & Young LLP, an independent auditor, are contained in the Statement of Additional Information.

The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account. These financial statements are set forth in the Statement of Additional Information, which you can obtain at no charge by contacting us at 1-800-247-4170.

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APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

The following is a list of Investment Options available under the Policy. More information about the Investment Options is available in the prospectuses for the Investment Options, which may be amended from time to time and can be found online at www.fbfs.com/variable-product-documents. You can also request this information at no cost by calling 1-800-247-4170 or by sending an email request to LifePolicyService@fbfs.com.

The current expenses and performance information below reflects fees and expenses of the Investment Options, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Investment Option's past performance is not necessarily an indication of future performance. Updated performance information is available at no cost by visiting the website or calling the telephone phone number above.

	Investment Option and	Current		Average Annual Total Returns (as of 12/31/21)
Investment Objective	Adviser/Sub adviser	Expenses		1 Year	5 Year	10 Year
Capital growth	AMERICAN CENTURY INVESTMENTS VP Capital Appreciation Fund American Century Investment Management, Inc. (Adviser)	0.91	%*	11.16%	19.89%	15.64%
Long-term total return	AMERICAN CENTURY INVESTMENTS VP Inflation Protection Bond Fund American Century Investment Management, Inc. (Adviser)	0.46%		6.61%	5.29%	3.07%
Long-term capital growth and income as a secondary goal	AMERICAN CENTURY INVESTMENTS VP Mid Cap Value Fund American Century Investment Management, Inc. (Adviser)	0.75	%*	23.20%	9.41%	12.82%
Long-term capital growth	AMERICAN CENTURY INVESTMENTS VP Ultra® Fund American Century Investment Management, Inc. (Adviser)	0.79	%*	23.16%	27.02%	20.21%
Long-term capital growth and income as a secondary goal	AMERICAN CENTURY INVESTMENTS VP Value Fund American Century Investment Management, Inc. (Adviser)	0.73	%*	24.51%	9.55%	12.03%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/21)
Investment Objective	Adviser/Sub adviser	Expenses	1 Year	5 Year	10 Year
Long term capital appreciation	BNY MELLON BNY Mellon Sustainable U.S. Equity Portfolio, Inc.— Service Class The BNY Mellon Investment Adviser, Inc. (Adviser) Newton Investment Management Limited (Subadviser)	0.92%	26.68%	18.20%	15.30%
Long term capital growth consistent with preservation of capital	BNY MELLON BNY Mellon Variable Investment Fund: Appreciation Portfolio—Initial Class The BNY Mellon Investment Adviser, Inc. (Adviser) Fayez Sarofim and Co. (Subadviser)	0.80%	27.13%	20.48%	14.47%
Long-term capital growth, current income and growth of income, consistent with reasonable investment risk	BNY MELLON BNY Mellon Variable Investment Fund: Growth & Income Portfolio—Initial Class The BNY Mellon Investment Adviser, Inc. (Adviser) Newton Investment Management Limited (Subadviser)	0.80%*	25.63%	18.20%	16.45%
Capital growth	BNY MELLON BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Class The BNY Mellon Investment Adviser, Inc. (Adviser) Newton Investment Management Limited (Subadviser)	0.82%	16.46%	11.40%	13.58%

	Investment Option and	Current		Average Annual Total Returns (as of 12/31/21)
Investment Objective	Adviser/Sub adviser	Expenses		1 Year	5 Year	10 Year
Investment results that correspond to investment performance of U.S. common stocks, as represented by the NASDAQ-100® Index	CALVERT VARIABLE PRODUCTS Calvert VP NASDAQ-100 Index Portfolio Calvert Research and Management (Adviser) Ameritas Investment Partners, Inc. (Subadviser)	0.48	%*	26.87%	27.68%	22.26%
Investment results that correspond to investment performance of U.S. common stocks, as represented by the Russell 2000® Index	CALVERT VARIABLE PRODUCTS Calvert VP Russell 2000® Small Cap Index Portfolio Calvert Research and Management (Adviser) Ameritas Investment Partners, Inc. (Subadviser)	0.39	%*	14.53%	11.71%	12.7%
Investment results that correspond to total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index	CALVERT VARIABLE PRODUCTS Calvert VP S&P MidCap 400 Index Portfolio Calvert Research and Management (Adviser) Ameritas Investment Partners, Inc. (Subadviser)	0.33	%*	24.41%	12.75%	13.76%
Seeks to maintain a stable net asset value (NAV) of $1.00 per share	FEDERATED HERMES INSURANCE SERIES Federated Hermes Government Money Fund II—Service Shares Federated Hermes Investment Management (Adviser)	0.63	%*	0.00%	0.61%	0.34%
High current income and moderate capital appreciation	FEDERATED HERMES INSURANCE SERIES Federated Hermes Managed Volatility Fund II—Primary Shares The Fund's Investment Advisers are Federated Global Investment Management Corp. (Fed Global"), Federated Investment Management Company (FIMCO) and Federated Equity Management Company of Pennsylvania (FEMCOPA)	0.98%		18.51%	9.22%	8.31%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/21)
Investment Objective	Adviser/Sub adviser	Expenses	1 Year	5 Year	10 Year
Current income	FEDERATED HERMES INSURANCE SERIES Federated Hermes Quality Bond Fund II—Primary Shares Federated Hermes Investment Management Company (Adviser)	0.74%*	-1.40%	3.83%	3.70%
Long-term capital appreciation	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Contrafund® Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	0.60%	27.83%	20.17%	16.64%
Capital appreciation	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Growth Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	0.61%	23.21%	26.29%	19.70%
High total return through combination of current income and capital appreciation	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Growth & Income Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	0.52%	25.95%	13.45%	14.07%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/21)
Investment Objective	Adviser/Sub adviser	Expenses	1 Year	5 Year	10 Year
High level of current income, while also considering growth of capital	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP High Income Portfolio—Service Class 2 Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	0.92%	4.29%	4.78%	5.36%
Investment results that correspond to the total return of common stocks publicly traded in United States, as represented by the S&P 500 Index	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Index 500 Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (Subadvisers)	0.10%	28.58%	18.34%	16.44%
Long-term growth of capital	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Mid Cap Portfolio—Service Class 2 Fidelity Management & Research Company (FMR) (Adviser)	0.86%	25.31%	13.32%	13.00%
Long-term growth of capital	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Overseas Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc., FMR Investment Management (UK) Limited, and other advisers (Subadvisers)	0.77%	19.70%	14.44%	10.83%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/21)
Investment Objective	Adviser/Sub adviser	Expenses	1 Year	5 Year	10 Year
High total return	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Global Real Estate VIP Fund—Class 2 Franklin Templeton Institutional, LLC (Adviser)	1.25%*	26.79%	8.62%	8.65%
Capital appreciation, with income as a secondary goal	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Mutual Shares VIP Fund—Class 2 Franklin Mutual Advisers, LLC (Adviser)	0.98%	19.17%	6.44%	9.00%
Long-term total return	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Small Cap Value VIP Fund—Class 2 Franklin Advisory Services, LLC (Adviser)	0.91%	25.37%	9.94%	12.13%
Long-term capital growth	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Small-Mid Cap Growth VIP Fund—Class 2 Franklin Advisers, Inc. (Adviser)	1.08%*	10.01%	20.84%	15.70%
Income	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin U.S. Government Securities VIP Fund—Class 2 Franklin Advisers, Inc. (Adviser)	0.78%	-1.83%	1.75%	1.28%
Long-term capital growth	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Templeton Growth VIP Fund —Class 2 Templeton Global Advisors Limited (Adviser)	1.18%	4.87%	5.21%	7.36%

	Investment Option and	Current		Average Annual Total Returns (as of 12/31/21)
Investment Objective	Adviser/Sub adviser	Expenses		1 Year	5 Year	10 Year
Capital appreciation with achieving current income by investing in equity securities as a secondary goal	J.P. MORGAN INSURANCE TRUST J.P. Morgan Insurance Trust Mid Cap Value Portfolio—Class 1 J.P. Morgan Investment Management Inc. (Adviser)	0.76%		29.88%	10.63%	12.99%
Capital growth over long term	J.P. MORGAN INSURANCE TRUST J.P. Morgan Insurance Trust Small Cap Core Portfolio—Class 1 J.P. Morgan Investment Management Inc. (Adviser)	0.80%		21.38%	11.77%	14.01%
Long-term growth of capital by investing primarily in common stocks of U.S. companies operating in sectors investment adviser believes will be fastest growing	T. ROWE PRICE EQUITY SERIES All-Cap Opportunities Portfolio** T. Rowe Price Associates, Inc. (Adviser)	0.80	%*	20.80%	26.19%	19.64%
High level of dividend income and long-term capital growth through investments in large-capitalization stocks of companies with strong track record of paying dividends or that are undervalued	T. ROWE PRICE EQUITY SERIES Equity Income Portfolio T. Rowe Price Associates, Inc. (Adviser)	0.74	%*	25.55%	11.01%	11.81%
Long-term capital appreciation by investing earnings in common stocks of medium sized companies with potential for above-average earnings growth	T. ROWE PRICE EQUITY SERIES Mid-Cap Growth Portfolio T. Rowe Price Associates, Inc. (Adviser)	0.84	%*	14.85%	17.94%	16.36%
Highest total return over time consistent with emphasis on both capital growth and income	T. ROWE PRICE EQUITY SERIES Moderate Allocation Portfolio T. Rowe Price Associates, Inc. (Adviser)	0.85	%*	10.06%	10.98%	9.85%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/21)
Investment Objective	Adviser/Sub adviser	Expenses	1 Year	5 Year	10 Year
Long-term growth of capital through investments primarily in common stocks of established non-U.S. companies	T. ROWE PRICE INTERNATIONAL SERIES International Stock Portfolio T. Rowe Price Associates, Inc. (Adviser) T. Rowe Price International Ltd and T. Rowe Price Singapore Private Ltd (Subadvisers)	0.95%*	1.32%	10.21%	8.18%

* These Investment Options and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue until at least April 30, 2023.

APPENDIX B: STATE VARIATIONS

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
MT	All Policy Provisions	All Policies issued in Montana are based on Unisex tables and rates. Any reference in this prospectus to sex distinctions should be disregarded for this state.

B-1

The Statement of Additional Information ("SAI") includes additional information about the Policy and the Variable Account, and is incorporated by reference into this Prospectus. The SAI is available without charge, upon request, by calling us toll-free at 1-800-247-4170 or writing to us at 5400 University Avenue, Des Moines, Iowa 50266.

You may also call us toll-free or write to us if you wish to receive a free personalized illustration of your Policy's death benefit and Cash Value, to request additional information and to ask questions about your Policy. Reports and other information about the Variable Account are available on the SEC website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR contract identifier number: C000031367

B-2

(This page has been left blank intentionally.)

STATEMENT OF ADDITIONAL INFORMATION
FARM BUREAU LIFE INSURANCE COMPANY

5400 University Avenue
West Des Moines, Iowa 50266

1-800-247-4170

FARM BUREAU LIFE VARIABLE ACCOUNT

NONPARTICIPATING FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the prospectus for the nonparticipating flexible premium variable life insurance policy (the “Policy”) offered by Farm Bureau Life Insurance Company (the “Company”). This Statement of Additional Information is not a prospectus, and it should be read only in conjunction with the prospectus for the Policy and the prospectuses for the Investment Options. The prospectus for the Policy is dated May 1, 2022, the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the prospectus. You may obtain a copy of the prospectus by writing us at our address or calling the toll-free number shown above.

May 1, 2022

i

GENERAL INFORMATION ABOUT THE COMPANY

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2021, the Iowa Farm Bureau Federation owned shares of various classes representing 72.0% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

Our principal business is offering life insurance policies and annuity contracts. We are admitted to do business in 18 states—Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

The Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, the Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

The Variable Account

We established the Variable Account as a separate account on March 3, 1987. We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Safekeeping of the Variable Account’s Assets

The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Travelers Company Inc. in the amount of $5,000,000 covering all the officers and employees of the Company.

State Regulation of the Company

The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

ADDITIONAL POLICY PROVISIONS

The Policy

We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

Changing the Policyowner or Beneficiary

During the Insured’s lifetime, the Policyowner and the Beneficiary may be changed; subject to the rights of any irrevocable beneficiary. To make a change, you must send a written request to us at our Home Office. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

Incontestability

The Policy is incontestable after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy’s qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

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Misstatement of Age or Sex

If the Insured’s age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

Suicide Exclusion

If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial surrenders, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

Continuance of Insurance

The insurance under a Policy will continue until the earlier of:

•                  the end of the Grace Period if insufficient premiums are received;

•                  the date the Policyowner surrenders the Policy for its entire Net Cash Value;

•                  the death of the Insured; or

•                  the Maturity Date.

Any rider to a Policy will terminate on the date specified in the rider.

Annual Report

At least once each year, we will send an annual report to each Policyowner. The report will show

•                  the current death benefit,

•                  the Cash Value in each Subaccount and in the Declared Interest Option,

•                  outstanding Policy Debt, and

•                  premiums paid, partial surrenders made and charges assessed since the last report.

The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

Voting Rights

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound

3

investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

Nonparticipation

The Policy does not participate in the Company’s profits or surplus earnings. No dividends are payable.

Ownership of Assets

The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

Written Notice

You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured’s full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

Employment-Related Benefit Plans

The United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

ADMINISTRATIVE SERVICES

Exela Technologies provides services related to the Policies and certain non-variable products including, but not limited to, document processing, pursuant to an administrative services agreement between the Company and Exela Technologies. Prior to August 25, 2020, Exela Technologies also provided remittance processing services, lockbox processing, depositing of check receipts and mailing of remittance materials to the Company upon request. Beginning August 25, 2020, BNY Mellon began providing services related to the Policies and certain non-variable products, including, but not limited to remittance processing services, lockbox processing, depositing of check receipts, and mailing of remittance materials to the Company upon request. For the years 2020 and 2021, the Company paid BNY Mellon $85,640.20 and $249,871.94 respectively for the services performed pursuant to that agreement. For the years 2021, 2020, and 2019, the Company paid Exela Technologies $3,187,326.80, $3,682,212.84, and $3,138,440.01 respectively, for the services performed pursuant to that agreement.

FINANCIAL STATEMENTS

The Company’s financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

THE DECLARED INTEREST OPTION

General Description

Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account’s assets.

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You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Cash Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Cash Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment performance of the General Account.

Declared Interest Option Cash Value

Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner’s Cash Value in the Declared Interest Option will not be less than an effective annual rate of 4.5%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.5% per year, and might not do so. Any interest credited on the Policy’s Cash Value in the Declared Interest Option in excess of the guaranteed rate of 4.5% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4.5% per year. The interest credited to the Policy’s Cash Value in the Declared Interest Option that equals Policy Debt may be greater than 4.5%, but will in no event be greater than 6%. The Cash Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

The Company guarantees that, at any time prior to the Maturity Date, the Cash Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Cash Value transferred to the Declared Interest Option, plus interest at the rate of 4.5% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial surrenders or transfers to the Variable Account.

CALCULATION OF VALUES

Unit Value

For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing (a) by (b) where:

(a)                     is

(1)                    the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

(2)                    the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

(3)                    the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

(4)                    any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

(5)                    a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 0.90% of

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the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

(b)                     is the number of units outstanding at the end of the preceding Valuation Period.

The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

DISTRIBUTION OF THE POLICIES

FBL Marketing Services, LLC (“FBL Marketing”), which is under common control with the Company, is responsible for distributing the Policies pursuant to a distribution agreement with us. FBL Marketing serves as principal underwriter for the Policies. FBL Marketing is located at 5400 University Avenue, West Des Moines, Iowa 50266. FBL Marketing is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.

FBL Marketing sold and services the Policies through its registered representatives, who must be licensed as insurance agents and appointed by the Company. FBL Marketing also has selling agreements with other broker- dealers (“selling firms”) to sell and service the Policies and compensate those selling firms up to the amounts disclosed in the Prospectus for their services.

FBL Marketing received sales compensation with respect to the Policies in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commission Paid to FBL Marketing*	Aggregate Amount of Commission Retained by FBL Marketing After Payments to its Registered Representatives
2019	$835,888	$0
2020	$804,981	$0
2021	$776,084	$0

* Includes sales compensation paid to registered representatives of FBL Marketing.

FBL Marketing passes through commissions it receives to its registered representatives and selling firms and does not retain any commission as distributor for the Policies. However, under the distribution agreement with FBL Marketing, we may also pay the following types of expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. To cover costs and expenses associated with facilitating Policy sales, we pay FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives.

The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay FBL Marketing for its costs in distributing those shares: BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—

6

Service Share Class; Fidelity Variable Insurance Products Funds: VIP High Income Portfolio—Service Class 2 and VIP Mid Cap Portfolio—Service Class 2; and Franklin Templeton Variable Insurance Products Trust: Franklin Global Real Estate VIP Fund—Class 2, Franklin Small Cap Value VIP Fund—Class 2, Franklin Small-Mid Cap Growth VIP Fund—Class 2, Franklin U.S. Government Securities VIP Fund—Class 2, Franklin Mutual Shares VIP Fund—Class 2 and Templeton Growth VIP Fund—Class 2. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of FBL Marketing’s obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to FBL Marketing for its distribution-related services and expenses under the agreement. Each Investment Option’s investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to FBL Marketing, which may in turn pay part or all of such compensation to a broker- dealer of record with whom it has entered into a selling agreement.

We have discontinued new sales of the Policies to the public.

LEGAL MATTERS

Eversheds Sutherland (US) LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the nonparticipating flexible premium variable life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company’s right to issue the Policy under Iowa Insurance Law, have been passed upon by Lori K. Geadelmann, Assistant General Counsel of the Company.

EXPERTS

Actuarial matters included in this Prospectus have been examined by Carolyn Eddy Langenwalter, Life Systems Business Enablement Actuarial Vice President, as stated in the opinion filed as an exhibit to the registration statement.

The Variable Account’s statements of assets and liabilities as of December 31, 2021 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309, as set forth in their respective report thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

The audited combined balance sheets - statutory basis of the Company and its subsidiary at December 31, 2021 and 2020 and the related combined statutory basis statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2021 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent auditor, 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

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APPENDIX A

DEATH BENEFIT OPTIONS

Option A Example. For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Cash Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Cash Value multiplied by the specified amount factor is less than the Specified Amount plus the Cash Value, then the death benefit will be the current Specified Amount plus Cash Value of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Cash Value plus $50,000 unless the Cash Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

Option B Example. For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Cash Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Cash Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Cash Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Cash Value would change the life insurance proceeds by $1.85 (rather than $2.50). The Specified Amount Factors for each Attained Age are as follows:

A-1

Attained Age	Specified Amount Factor
40 or younger	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15
46	2.09
47	2.03
48	1.97
49	1.91
50	1.85
51	1.78
52	1.71
53	1.64
54	1.57
55	1.50
56	1.46
57	1.42
58	1.38
59	1.34
60	1.30
61	1.28
62	1.26
63	1.24
64	1.22
65	1.20
66	1.19
67	1.18
68	1.17
69	1.16
70	1.15
71	1.13
72	1.11
73	1.09
74	1.07
75 to 90	1.05
91	1.04

A-2

Attained Age	Specified Amount Factor
92	1.03
93	1.02
94	1.01
95 or older	1.00

A-3

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of Farm Bureau Life Variable Account

Farm Bureau Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Farm Bureau Life Variable Account (the Separate Account), as of December 31, 2021, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1993.

Des Moines, Iowa

April 26, 2022

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Appendix:

Subaccounts comprising Farm Bureau Life Variable Account

Subaccounts	Statement of operations	Statements of changes in net assets

Product A, B & C

American Century VP Capital Appreciation Fund

American Century VP Inflation Protection Bond Fund

American Century VP Mid Cap Value Fund

American Century VP Ultra® Fund

American Century VP Value Fund

BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares

BNY Mellon VIF Appreciation Portfolio - Initial Shares

BNY Mellon VIF Growth & Income Portfolio - Initial Shares

BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares

Calvert VP NASDAQ-100 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Growth & Income Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Initial Class

Franklin Global Real Estate VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Growth VIP Fund - Class 2

J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1

J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price International Stock Portfolio

Product D

Calvert VP EAFE International Index Portfolio - Class F

Calvert VP NASDAQ-100 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio - Class F

Calvert VP S&P MidCap 400 Index Portfolio - Class F

Columbia VP Overseas Core Fund - Class 1

Columbia VP Select Mid Cap Value Fund - Class 1

Columbia VP Small Cap Value Fund - Class 2

	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

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Columbia VP Small Company Growth Fund - Class 2

DWS Global Small Cap VIP - Class A

DWS International Growth VIP - Class A

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Real Estate Portfolio - Service Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 2

J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price International Stock Portfolio

3

Farm Bureau Life Variable Account

Statements of Assets and Liabilities

December 31, 2021

		Net assets		Investments in mutual funds
	Investments in
	shares of mutual
	funds, at fair	Accumulation				Accumulation
Subaccount	value	units	Total net assets	Cost	Shares owned	units outstanding
Product A, B & C
American Century VP Capital Appreciation Fund	$2,357,619	$2,357,619	$2,357,619	$1,794,728	126,075.88	42,021.56
American Century VP Inflation Protection Bond Fund	142,924	142,924	142,924	129,406	12,482.43	8,377.89
American Century VP Mid Cap Value Fund	358,099	358,099	358,099	290,612	14,312.51	9,216.06
American Century VP Ultra® Fund	2,963,847	2,963,847	2,963,847	1,645,643	94,450.18	42,513.53
American Century VP Value Fund	2,573,158	2,573,158	2,573,158	1,825,496	188,233.94	87,394.62
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	549,571	549,571	549,571	344,016	9,616.29	13,279.66
BNY Mellon VIF Appreciation Portfolio - Initial Shares	4,933,679	4,933,679	4,933,679	3,585,425	91,840.64	97,365.74
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,477,974	1,477,974	1,477,974	1,022,237	35,545.30	31,181.68
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,861,657	1,861,657	1,861,657	1,334,756	32,225.32	54,979.68
Calvert VP NASDAQ-100 Index Portfolio	6,360,933	6,360,933	6,360,933	2,551,459	43,360.14	51,018.39
Calvert VP Russell 2000® Small Cap Index Portfolio	3,639,045	3,639,045	3,639,045	2,784,619	36,632.23	71,584.49
Calvert VP S&P MidCap 400 Index Portfolio	4,883,832	4,883,832	4,883,832	3,244,720	33,805.17	77,140.95
Federated Hermes Government Money Fund II - Service Shares	1,800,169	1,800,169	1,800,169	1,800,169	1,800,169.32	191,131.11
Federated Hermes Managed Volatility Fund II - Primary Shares	95,024,132	95,024,132	95,024,132	82,037,961	7,366,211.81	4,693,357.14
Federated Hermes Quality Bond Fund II - Primary Shares	18,743,840	18,743,840	18,743,840	18,556,275	1,664,639.44	1,451,408.77
Fidelity® VIP Contrafund® Portfolio - Initial Class	38,376,478	38,376,478	38,376,478	23,126,198	706,098.95	582,348.58
Fidelity® VIP Growth & Income Portfolio - Initial Class	9,192,787	9,192,787	9,192,787	6,069,232	350,602.11	259,934.23
Fidelity® VIP Growth Portfolio - Initial Class	42,241,622	42,241,622	42,241,622	25,911,961	412,395.02	804,496.18
Fidelity® VIP High Income Portfolio - Service Class 2	4,131,468	4,131,468	4,131,468	4,294,452	821,365.49	133,782.07
Fidelity® VIP Index 500 Portfolio - Initial Class	27,514,652	27,514,652	27,514,652	10,110,712	58,758.09	639,017.71
Fidelity® VIP Mid Cap Portfolio - Service Class 2	8,537,509	8,537,509	8,537,509	7,216,948	216,743.04	124,180.43
Fidelity® VIP Overseas Portfolio - Initial Class	5,258,903	5,258,903	5,258,903	3,250,199	179,607.33	191,480.57
Franklin Global Real Estate VIP Fund - Class 2	2,783,649	2,783,649	2,783,649	2,278,285	159,338.80	99,807.20
Franklin Mutual Shares VIP Fund - Class 2	3,804,565	3,804,565	3,804,565	3,653,994	198,154.41	125,126.78
Franklin Small Cap Value VIP Fund - Class 2	3,398,797	3,398,797	3,398,797	3,041,156	193,774.03	53,495.11
Franklin Small-Mid Cap Growth VIP Fund - Class 2	4,039,637	4,039,637	4,039,637	3,226,380	180,421.49	72,877.45
Franklin U.S. Government Securities VIP Fund - Class 2	4,588,497	4,588,497	4,588,497	4,859,378	396,585.78	299,155.95
Templeton Growth VIP Fund - Class 2	1,324,455	1,324,455	1,324,455	1,389,721	114,275.64	55,011.43
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	6,029,572	6,029,572	6,029,572	4,580,128	451,991.91	90,721.66
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	2,193,720	2,193,720	2,193,720	1,630,257	77,243.66	41,641.10
T. Rowe Price All-Cap Opportunities Portfolio	13,493,213	13,493,213	13,493,213	10,535,036	348,842.10	215,874.87
T. Rowe Price Equity Income Portfolio	7,573,975	7,573,975	7,573,975	6,554,727	251,878.13	195,272.39
T. Rowe Price Mid-Cap Growth Portfolio	20,056,174	20,056,174	20,056,174	15,747,272	581,844.31	208,837.71
T. Rowe Price Moderate Allocation Portfolio	10,698,143	10,698,143	10,698,143	9,348,916	472,741.62	275,443.10
T. Rowe Price International Stock Portfolio	6,510,382	6,510,382	6,510,382	6,014,751	406,644.71	303,255.38

See accompanying notes, including note 6 which includes per unit information.

4

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2021

		Net assets		Investments in mutual funds
	Investments in
	shares of mutual
	funds, at fair	Accumulation				Accumulation
Subaccount	value	units	Total net assets	Cost	Shares owned	units outstanding
Product D
Calvert VP EAFE International Index Portfolio - Class F	$34,541	$34,541	$34,541	$28,534	339.54	2,092.06
Calvert VP NASDAQ-100 Index Portfolio	327,198	327,198	327,198	152,536	2,230.39	3,379.26
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	115,536	115,536	115,536	91,565	1,170.22	3,396.07
Calvert VP S&P MidCap 400 Index Portfolio - Class F	1,038,521	1,038,521	1,038,521	793,078	7,175.57	25,556.74
Columbia VP Overseas Core Fund - Class 1	9,881	9,881	9,881	8,850	655.23	524.93
Columbia VP Select Mid Cap Value Fund - Class 1	101,657	101,657	101,657	55,420	2,756.42	2,810.65
Columbia VP Small Cap Value Fund - Class 2	542,006	542,006	542,006	379,702	26,336.52	16,395.97
Columbia VP Small Company Growth Fund - Class 2	11,327	11,327	11,327	11,424	499.63	222.38
DWS Global Small Cap VIP - Class A	15,436	15,436	15,436	12,642	1,132.48	624.80
DWS International Growth VIP - Class A	40,122	40,122	40,122	27,517	2,134.17	1,748.14
Federated Hermes Government Money Fund II - Service Shares	65,985	65,985	65,985	65,985	65,984.60	6,377.68
Federated Hermes Managed Volatility Fund II - Primary Shares	284,030	284,030	284,030	228,655	22,017.81	12,776.04
Federated Hermes Quality Bond Fund II - Primary Shares	1,084,619	1,084,619	1,084,619	1,057,848	96,324.96	76,472.31
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,927,711	1,927,711	1,927,711	1,309,411	36,711.30	39,332.12
Fidelity® VIP Growth Portfolio - Service Class 2	1,220,777	1,220,777	1,220,777	932,502	12,278.99	20,575.72
Fidelity® VIP High Income Portfolio - Service Class 2	561,337	561,337	561,337	573,989	111,597.80	26,125.13
Fidelity® VIP Index 500 Portfolio - Service Class 2	267,976	267,976	267,976	147,837	580.10	5,669.04
Fidelity® VIP Mid Cap Portfolio - Service Class 2	785,797	785,797	785,797	650,538	19,949.16	21,974.65
Fidelity® VIP Real Estate Portfolio - Service Class 2	614,164	614,164	614,164	476,256	26,291.25	19,875.34
Franklin Mutual Shares VIP Fund - Class 2	1,448,291	1,448,291	1,448,291	1,343,049	75,431.81	60,460.05
Franklin Small Cap Value VIP Fund - Class 2	125,377	125,377	125,377	115,861	7,148.04	3,579.29
Franklin U.S. Government Securities VIP Fund - Class 2	1,027,273	1,027,273	1,027,273	1,067,079	88,787.62	74,102.21
Templeton Global Bond VIP Fund - Class 2	496,887	496,887	496,887	576,076	37,843.67	32,035.38
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	99,745	99,745	99,745	76,108	3,554.71	2,513.43
T. Rowe Price All-Cap Opportunities Portfolio	219,717	219,717	219,717	179,338	5,680.37	3,025.53
T. Rowe Price Equity Income Portfolio	641,331	641,331	641,331	583,843	21,327.94	19,575.28
T. Rowe Price Moderate Allocation Portfolio	57,110	57,110	57,110	52,096	2,523.64	1,960.76
T. Rowe Price International Stock Portfolio	1,492,982	1,492,982	1,492,982	1,439,098	93,253.08	74,212.13

See accompanying notes, including note 6 which includes per unit information.

5

Farm Bureau Life Variable Account

Statements of Operations

Year Ended December 31, 2021

				Realized gain (loss) on
	Income	Expenses		investments
							Change in
							unrealized	Net increase
				Realized gain		Net realized	appreciation/	(decrease) in
		Mortality and	Net investment	(loss) on sale	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	expense risk	income (loss)	of fund shares	distributions	investments	investments	operations
Product A, B & C
American Century VP Capital Appreciation Fund	$-	$(21,222)	$(21,222)	$89,338	$282,657	$371,995	$(125,267)	$225,506
American Century VP Inflation Protection Bond Fund	4,660	(1,255)	3,405	718	-	718	3,585	7,708
American Century VP Mid Cap Value Fund	3,758	(2,917)	841	4,903	-	4,903	59,201	64,945
American Century VP Ultra® Fund	-	(24,711)	(24,711)	120,927	180,112	301,039	270,515	546,843
American Century VP Value Fund	44,241	(22,912)	21,329	259,203	-	259,203	273,821	554,353
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	3,030	(4,469)	(1,439)	8,231	11,287	19,518	94,653	112,732
BNY Mellon VIF Appreciation Portfolio - Initial Shares	19,967	(40,630)	(20,663)	6,220	428,695	434,915	633,091	1,047,343
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	6,485	(12,251)	(5,766)	49,374	86,432	135,806	164,526	294,566
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	2,001	(16,503)	(14,502)	54,748	-	54,748	212,561	252,807
Calvert VP NASDAQ-100 Index Portfolio	16,199	(52,066)	(35,867)	444,857	319,105	763,962	608,281	1,336,376
Calvert VP Russell 2000® Small Cap Index Portfolio	27,437	(33,032)	(5,595)	119,657	101,109	220,766	237,389	452,560
Calvert VP S&P MidCap 400 Index Portfolio	39,058	(41,906)	(2,848)	195,888	132,628	328,516	625,332	951,000
Federated Hermes Government Money Fund II - Service Shares	31	(16,469)	(16,438)	-	-	-	-	(16,438)
Federated Hermes Managed Volatility Fund II - Primary Shares	1,623,204	(814,066)	809,138	138,216	-	138,216	13,595,904	14,543,258
Federated Hermes Quality Bond Fund II - Primary Shares	474,069	(171,741)	302,328	4,178	164,425	168,603	(909,664)	(438,733)
Fidelity® VIP Contrafund® Portfolio - Initial Class	21,345	(311,327)	(289,982)	1,292,274	4,373,079	5,665,353	2,838,967	8,214,338
Fidelity® VIP Growth & Income Portfolio - Initial Class	209,939	(77,626)	132,313	196,598	389,242	585,840	1,145,469	1,863,622
Fidelity® VIP Growth Portfolio - Initial Class	-	(355,636)	(355,636)	1,526,336	8,177,437	9,703,773	(1,506,191)	7,841,946
Fidelity® VIP High Income Portfolio - Service Class 2	212,760	(35,998)	176,762	(43,777)	-	(43,777)	(574)	132,411
Fidelity® VIP Index 500 Portfolio - Initial Class	315,279	(223,576)	91,703	780,952	180,370	961,322	4,960,960	6,013,985
Fidelity® VIP Mid Cap Portfolio - Service Class 2	29,231	(72,680)	(43,449)	187,605	1,330,240	1,517,845	262,901	1,737,297
Fidelity® VIP Overseas Portfolio - Initial Class	26,302	(44,200)	(17,898)	80,004	369,315	449,319	403,069	834,490
Franklin Global Real Estate VIP Fund - Class 2	22,570	(22,911)	(341)	42,558	58,068	100,626	479,570	579,855
Franklin Mutual Shares VIP Fund - Class 2	107,014	(33,308)	73,706	(7,595)	-	(7,595)	543,311	609,422
Franklin Small Cap Value VIP Fund - Class 2	33,755	(30,468)	3,287	(100,657)	89,380	(11,277)	731,135	723,145
Franklin Small-Mid Cap Growth VIP Fund - Class 2	-	(36,921)	(36,921)	31,503	475,002	506,505	(122,990)	346,594
Franklin U.S. Government Securities VIP Fund - Class 2	117,267	(39,986)	77,281	(47,984)	-	(47,984)	(149,447)	(120,150)
Templeton Growth VIP Fund - Class 2	14,825	(12,078)	2,747	6,191	-	6,191	41,971	50,909
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	50,794	(51,680)	(886)	341,398	279,803	621,201	840,961	1,461,276
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	10,974	(19,320)	(8,346)	85,664	53,040	138,704	252,704	383,062
T. Rowe Price All-Cap Opportunities Portfolio	-	(115,968)	(115,968)	511,451	2,523,836	3,035,287	(631,665)	2,287,654

See accompanying notes.

6

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2021

				Realized gain (loss) on
	Income	Expenses		investments
							Change in
							unrealized	Net increase
				Realized gain		Net realized	appreciation/	(decrease) in
		Mortality and	Net investment	(loss) on sale	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	expense risk	income (loss)	of fund shares	distributions	investments	investments	operations
T. Rowe Price Equity Income Portfolio	$114,084	$(65,197)	$48,887	$162,672	$527,525	$690,197	$801,112	$1,540,196
T. Rowe Price Mid-Cap Growth Portfolio	-	(174,175)	(174,175)	437,333	2,009,296	2,446,629	219,279	2,491,733
T. Rowe Price Moderate Allocation Portfolio	104,715	(96,277)	8,438	315,901	988,228	1,304,129	(384,859)	927,708
T. Rowe Price International Stock Portfolio	39,467	(61,296)	(21,829)	114,561	436,020	550,581	(491,700)	37,052
Product D
Calvert VP EAFE International Index Portfolio - Class F	$596	$-	$596	$321	$-	$321	$2,362	$3,279
Calvert VP NASDAQ-100 Index Portfolio	847	-	847	16,189	16,678	32,867	37,962	71,676
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	871	-	871	1,332	3,211	4,543	9,175	14,589
Calvert VP S&P MidCap 400 Index Portfolio - Class F	8,272	-	8,272	57,758	28,088	85,846	142,694	236,812
Columbia VP Overseas Core Fund - Class 1	128	-	128	470	197	667	296	1,091
Columbia VP Select Mid Cap Value Fund - Class 1	-	-	-	2,248	-	2,248	22,449	24,697
Columbia VP Small Cap Value Fund - Class 2	2,678	-	2,678	42,588	-	42,588	129,301	174,567
Columbia VP Small Company Growth Fund - Class 2	-	-	-	3,189	3,265	6,454	(7,156)	(702)
DWS Global Small Cap VIP - Class A	52	-	52	123	-	123	1,795	1,970
DWS International Growth VIP - Class A	131	-	131	1,257	437	1,694	1,207	3,032
Federated Hermes Government Money Fund II - Service Shares	2	-	2	-	-	-	-	2
Federated Hermes Managed Volatility Fund II - Primary Shares	4,440	-	4,440	2,036	-	2,036	36,680	43,156
Federated Hermes Quality Bond Fund II - Primary Shares	21,636	-	21,636	2,999	7,504	10,503	(45,517)	(13,378)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	456	-	456	36,317	220,824	257,141	159,115	416,712
Fidelity® VIP Growth Portfolio - Service Class 2	-	-	-	77,158	245,217	322,375	(87,712)	234,663
Fidelity® VIP High Income Portfolio - Service Class 2	28,629	-	28,629	(3,860)	-	(3,860)	(2,982)	21,787
Fidelity® VIP Index 500 Portfolio - Service Class 2	2,506	-	2,506	16,189	1,722	17,911	38,684	59,101
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,685	-	2,685	32,875	122,676	155,551	17,567	175,803
Fidelity® VIP Real Estate Portfolio - Service Class 2	5,080	-	5,080	1,115	3,298	4,413	159,838	169,331
Franklin Mutual Shares VIP Fund - Class 2	41,164	-	41,164	(17,179)	-	(17,179)	228,863	252,848
Franklin Small Cap Value VIP Fund - Class 2	1,247	-	1,247	(2,956)	3,301	345	24,558	26,150
Franklin U.S. Government Securities VIP Fund - Class 2	25,139	-	25,139	(5,474)	-	(5,474)	(36,405)	(16,740)
Templeton Global Bond VIP Fund - Class 2	-	-	-	(15,308)	-	(15,308)	(8,853)	(24,161)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	282	-	282	995	2,373	3,368	13,544	17,194
T. Rowe Price All-Cap Opportunities Portfolio	-	-	-	5,029	40,955	45,984	(7,360)	38,624
T. Rowe Price Equity Income Portfolio	9,358	-	9,358	5,838	44,485	50,323	70,830	130,511

See accompanying notes.

7

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2021

Realized gain (loss) on
	Income	Expenses		investments
Change in
							unrealized	Net increase
				Realized gain		Net realized	appreciation/	(decrease) in
		Mortality and	Net investment	(loss) on sale	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	expense risk	income (loss)	of fund shares	distributions	investments	investments	operations
T. Rowe Price Moderate Allocation Portfolio	$547	$-	$547	$577	$5,266	$5,843	$(1,141)	$5,249
T. Rowe Price International Stock Portfolio	9,078	-	9,078	15,090	100,286	115,376	(103,120)	21,334

See accompanying notes.

8

Farm Bureau Life Variable Account
Statements of Changes in Net Assets
For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
Product A, B & C
American Century VP Capital Appreciation Fund	$ 2,421,154	$ (21,222)	$ 371,995	$ (125,267)	$ 225,506	$ 98,229	$ (157,535)	$ (9,673)	$ (83,352)	$ (136,710)	$ (289,041)	$ (63,535)	$ 2,357,619
American Century VP Inflation Protection Bond Fund	140,908	3,405	718	3,585	7,708	13,566	(8,467)	(151)	(8,838)	(1,802)	(5,692)	2,016	142,924
American Century VP Mid Cap Value Fund	294,574	841	4,903	59,201	64,945	27,655	(4,293)	(22,005)	(20,036)	17,259	(1,420)	63,525	358,099
American Century VP Ultra® Fund	2,539,414	(24,711)	301,039	270,515	546,843	77,087	(90,901)	(28,540)	(88,677)	8,621	(122,410)	424,433	2,963,847
American Century VP Value Fund	2,402,167	21,329	259,203	273,821	554,353	170,608	(76,617)	(34,382)	(113,811)	(329,160)	(383,362)	170,991	2,573,158
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	451,991	(1,439)	19,518	94,653	112,732	22,991	(18,442)	(6,137)	(19,026)	5,462	(15,152)	97,580	549,571
BNY Mellon VIF Appreciation Portfolio - Initial Shares	4,146,563	(20,663)	434,915	633,091	1,047,343	246,237	(130,492)	(42,724)	(202,748)	(130,500)	(260,227)	787,116	4,933,679
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,232,370	(5,766)	135,806	164,526	294,566	55,011	(9,905)	(21,639)	(44,797)	(27,632)	(48,962)	245,604	1,477,974
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,654,352	(14,502)	54,748	212,561	252,807	78,585	(37,632)	(6,070)	(64,844)	(15,541)	(45,502)	207,305	1,861,657
Calvert VP NASDAQ-100 Index Portfolio	5,421,488	(35,867)	763,962	608,281	1,336,376	149,934	(266,343)	(68,420)	(167,036)	(45,066)	(396,931)	939,445	6,360,933
Calvert VP Russell 2000® Small Cap Index Portfolio	3,363,871	(5,595)	220,766	237,389	452,560	170,382	(137,402)	(30,360)	(141,633)	(38,373)	(177,386)	275,174	3,639,045
Calvert VP S&P MidCap 400 Index Portfolio	4,142,534	(2,848)	328,516	625,332	951,000	207,958	(157,317)	(41,401)	(191,268)	(27,674)	(209,702)	741,298	4,883,832

See accompanying notes.

9

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
Federated Hermes Government Money Fund II - Service Shares	$ 1,882,103	$ (16,438)	$ -	$ -	$ (16,438)	$ 213,609	$ (72,263)	$ (12,420)	$ (137,550)	$ (56,872)	$ (65,496)	$ (81,934)	$ 1,800,169
Federated Hermes Managed Volatility Fund II - Primary Shares	85,433,447	809,138	138,216	13,595,904	14,543,258	6,016,276	(3,555,775)	(142,784)	(6,520,001)	(750,289)	(4,952,573)	9,590,685	95,024,132
Federated Hermes Quality Bond Fund II - Primary Shares	19,345,487	302,328	168,603	(909,664)	(438,733)	1,383,608	(814,216)	(59,274)	(1,210,384)	537,352	(162,914)	(601,647)	18,743,840
Fidelity® VIP Contrafund® Portfolio - Initial Class	31,377,506	(289,982)	5,665,353	2,838,967	8,214,338	1,357,898	(829,578)	(262,714)	(1,377,536)	(103,436)	(1,215,366)	6,998,972	38,376,478
Fidelity® VIP Growth & Income Portfolio - Initial Class	7,589,893	132,313	585,840	1,145,469	1,863,622	361,964	(223,495)	(8,026)	(333,216)	(57,955)	(260,728)	1,602,894	9,192,787
Fidelity® VIP Growth Portfolio - Initial Class	36,164,253	(355,636)	9,703,773	(1,506,191)	7,841,946	1,003,607	(934,255)	(218,430)	(1,312,905)	(302,594)	(1,764,577)	6,077,369	42,241,622
Fidelity® VIP High Income Portfolio - Service Class 2	3,786,128	176,762	(43,777)	(574)	132,411	296,768	(209,008)	(39,673)	(190,717)	355,559	212,929	345,340	4,131,468
Fidelity® VIP Index 500 Portfolio - Initial Class	22,275,142	91,703	961,322	4,960,960	6,013,985	852,492	(606,014)	(56,065)	(867,616)	(97,272)	(774,475)	5,239,510	27,514,652
Fidelity® VIP Mid Cap Portfolio - Service Class 2	7,340,277	(43,449)	1,517,845	262,901	1,737,297	402,173	(184,643)	(70,966)	(335,326)	(351,303)	(540,065)	1,197,232	8,537,509
Fidelity® VIP Overseas Portfolio - Initial Class	4,549,510	(17,898)	449,319	403,069	834,490	291,952	(128,202)	(27,153)	(195,909)	(65,785)	(125,097)	709,393	5,258,903
Franklin Global Real Estate VIP Fund - Class 2	2,290,577	(341)	100,626	479,570	579,855	196,004	(83,254)	(24,395)	(126,330)	(48,808)	(86,783)	493,072	2,783,649
Franklin Mutual Shares VIP Fund - Class 2	3,386,725	73,706	(7,595)	543,311	609,422	249,071	(62,905)	(38,394)	(174,686)	(164,668)	(191,582)	417,840	3,804,565
Franklin Small Cap Value VIP Fund - Class 2	2,949,896	3,287	(11,277)	731,135	723,145	185,635	(79,897)	(96,746)	(160,441)	(122,795)	(274,244)	448,901	3,398,797

See accompanying notes.

10

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
Franklin Small-Mid Cap Growth VIP Fund - Class 2	$3,998,205	$(36,921)	$506,505	$(122,990)	$346,594	$183,808	$(145,487)	$(140,333)	$(164,743)	$(38,407)	$305,162)	$41,432	$4,039,637
Franklin U.S. Government Securities VIP Fund - Class 2	4,022,179	77,281	(47,984)	(149,447)	(120,150)	367,438	(217,642)	(37,706)	(236,080)	810,458	686,468	566,318	4,588,497
Templeton Growth VIP Fund - Class 2	1,338,556	2,747	6,191	41,971	50,909	96,811	(51,578)	(9,054)	(51,148)	(50,041)	(65,010)	(14,101)	1,324,455
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	5,201,670	(886)	621,201	840,961	1,461,276	316,128	(117,472)	(59,696)	(235,581)	(536,753)	(633,374)	827,902	6,029,572
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,949,656	(8,346)	138,704	252,704	383,062	92,280	(41,308)	(31,460)	(80,521)	(77,989)	(138,998)	244,064	2,193,720
T. Rowe Price All-Cap Opportunities Portfolio	11,856,796	(115,968)	3,035,287	(631,665)	2,287,654	293,281	(281,201)	(59,003)	(381,082)	(223,232)	(651,237)	1,636,417	13,493,213
T. Rowe Price Equity Income Portfolio	6,383,964	48,887	690,197	801,112	1,540,196	357,991	(190,115)	(127,164)	(347,191)	(43,706)	(350,185)	1,190,011	7,573,975
T. Rowe Price Mid-Cap Growth Portfolio	18,360,738	(174,175)	2,446,629	219,279	2,491,733	568,307	(397,135)	(54,475)	(666,730)	(246,264)	(796,297)	1,695,436	20,056,174
T. Rowe Price Moderate Allocation Portfolio	10,416,705	8,438	1,304,129	(384,859)	927,708	511,474	(476,822)	(142,172)	(455,527)	(83,223)	(646,270)	281,438	10,698,143
T. Rowe Price International Stock Portfolio	6,701,270	(21,829)	550,581	(491,700)	37,052	445,351	(178,460)	(60,117)	(305,331)	(129,383)	(227,940)	(190,888)	6,510,382
Product D
Calvert VP EAFE International Index Portfolio - Class F	$30,660	$596	$321	$2,362	$3,279	$2,512	$-	$-	$(1,539)	$(371)	$602	$3,881	$34,541
Calvert VP NASDAQ-100 Index Portfolio	272,256	847	32,867	37,962	71,676	9,738	-	(4,617)	(12,339)	(9,516)	(16,734)	54,942	327,198
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	102,793	871	4,543	9,175	14,589	5,222	-	(3,059)	(4,000)	(9)	(1,846)	12,743	115,536

See accompanying notes.

11

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
Calvert VP S&P MidCap 400 Index Portfolio - Class F	$ 1,007,588	$ 8,272	$ 85,846	$ 142,694	$ 236,812	$ 97,933	$ (35,295)	$ (12,698)	$ (49,224)	$ (206,595)	$ (205,879)	$ 30,933	$ 1,038,521
Columbia VP Overseas Core Fund - Class 1	10,964	128	667	296	1,091	1,147	-	(2,716)	(605)	-	(2,174)	(1,083)	9,881
Columbia VP Select Mid Cap Value Fund - Class 1	76,088	-	2,248	22,449	24,697	6,202	-	-	(5,224)	(106)	872	25,569	101,657
Columbia VP Small Cap Value Fund - Class 2	595,134	2,678	42,588	129,301	174,567	55,064	(21,020)	(7,129)	(28,283)	(226,327)	(227,695)	(53,128)	542,006
Columbia VP Small Company Growth Fund - Class 2	17,561	-	6,454	(7,156)	(702)	3,766	-	(2,254)	(1,354)	(5,690)	(5,532)	(6,234)	11,327
DWS Global Small Cap VIP - Class A	13,091	52	123	1,795	1,970	1,477	-	-	(1,102)	-	375	2,345	15,436
DWS International Growth VIP - Class A	37,398	131	1,694	1,207	3,032	3,204	-	-	(3,181)	(331)	(308)	2,724	40,122
Federated Hermes Government Money Fund II - Service Shares	62,282	2	-	-	2	8,096	-	-	(4,245)	(150)	3,701	3,703	65,985
Federated Hermes Managed Volatility Fund II - Primary Shares	225,304	4,440	2,036	36,680	43,156	34,814	-	-	(12,931)	(6,313)	15,570	58,726	284,030
Federated Hermes Quality Bond Fund II - Primary Shares	891,030	21,636	10,503	(45,517)	(13,378)	121,331	(40,037)	(14,388)	(53,163)	193,224	206,967	193,589	1,084,619
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,536,232	456	257,141	159,115	416,712	145,032	(59,426)	(14,613)	(78,854)	(17,372)	(25,233)	391,479	1,927,711
Fidelity® VIP Growth Portfolio - Service Class 2	1,113,305	-	322,375	(87,712)	234,663	104,558	(72,899)	(17,474)	(55,629)	(85,747)	(127,191)	107,472	1,220,777
Fidelity® VIP High Income Portfolio - Service Class 2	456,930	28,629	(3,860)	(2,982)	21,787	57,277	(20,426)	(7,185)	(25,673)	78,627	82,620	104,407	561,337

See accompanying notes.

12

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
Fidelity® VIP Index 500 Portfolio - Service Class 2	$ 232,973	$ 2,506	$ 17,911	$ 38,684	$ 59,101	$ 13,658	$ (26,657)	$ -	$ (11,176)	$ 77	$ (24,098)	$ 35,003	$ 267,976
Fidelity® VIP Mid Cap Portfolio - Service Class 2	724,733	2,685	155,551	17,567	175,803	62,006	(17,580)	(5,719)	(35,111)	(118,335)	(114,739)	61,064	785,797
Fidelity® VIP Real Estate Portfolio - Service Class 2	428,385	5,080	4,413	159,838	169,331	48,181	(16,466)	(6,084)	(24,762)	15,579	16,448	185,779	614,164
Franklin Mutual Shares VIP Fund - Class 2	1,319,505	41,164	(17,179)	228,863	252,848	149,607	(55,993)	(21,421)	(70,352)	(125,903)	(124,062)	128,786	1,448,291
Franklin Small Cap Value VIP Fund - Class 2	102,919	1,247	345	24,558	26,150	6,826	-	-	(4,418)	(6,100)	(3,692)	22,458	125,377
Franklin U.S. Government Securities VIP Fund - Class 2	789,889	25,139	(5,474)	(36,405)	(16,740)	115,191	(39,723)	(14,314)	(49,645)	242,615	254,124	237,384	1,027,273
Templeton Global Bond VIP Fund - Class 2	403,201	-	(15,308)	(8,853)	(24,161)	58,517	(18,469)	(7,090)	(24,832)	109,721	117,847	93,686	496,887
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	81,798	282	3,368	13,544	17,194	5,889	-	-	(5,495)	359	753	17,947	99,745
T. Rowe Price All-Cap Opportunities Portfolio	186,759	-	45,984	(7,360)	38,624	7,237	-	-	(9,656)	(3,247)	(5,666)	32,958	219,717
T. Rowe Price Equity Income Portfolio	508,322	9,358	50,323	70,830	130,511	46,656	(3,650)	(119)	(24,596)	(15,793)	2,498	133,009	641,331
T. Rowe Price Moderate Allocation Portfolio	51,478	547	5,843	(1,141)	5,249	5,540	-	-	(3,177)	(1,980)	383	5,632	57,110
T. Rowe Price International Stock Portfolio	1,515,818	9,078	115,376	(103,120)	21,334	157,857	(55,183)	(24,421)	(72,795)	(49,628)	(44,170)	(22,836)	1,492,982

See accompanying notes.

13

Farm Bureau Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Product A, B & C
American Century VP Capital Appreciation Fund	$ 1,791,212	$ (17,072)	$ 241,468	$ 490,286	$ 714,682	$ 95,626	$ (55,960)	$ (3,704)	$ (94,472)	$ (26,230)	$ (84,740)	$ 629,942	$ 2,421,154
American Century VP Inflation Protection Bond Fund	131,224	967	(1,634)	12,367	11,700	14,388	(4,917)	(1,058)	(9,722)	(707)	(2,016)	9,684	140,908
American Century VP Mid Cap Value Fund	293,270	2,543	(1,135)	1,892	3,300	26,732	(29,689)	(241)	(19,754)	20,956	(1,996)	1,304	294,574
American Century VP Ultra® Fund	1,783,513	(18,167)	268,370	584,060	834,263	72,537	(79,272)	(5,431)	(92,966)	26,770	(78,362)	755,901	2,539,414
American Century VP Value Fund	2,163,420	30,435	99,172	(67,058)	62,549	166,667	(82,175)	(6,710)	(109,537)	207,953	176,198	238,747	2,402,167
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	375,858	(22)	2,625	80,781	83,384	24,287	(5,744)	(6,928)	(18,952)	86	(7,251)	76,133	451,991
BNY Mellon VIF Appreciation Portfolio - Initial Shares	3,623,261	(3,817)	234,543	524,118	754,844	243,507	(109,753)	(12,228)	(199,631)	(153,437)	(231,542)	523,302	4,146,563
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,049,143	(1,291)	107,946	128,995	235,650	51,465	(32,061)	(3,494)	(49,010)	(19,323)	(52,423)	183,227	1,232,370
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,408,986	(3,292)	31,285	236,078	264,071	83,196	(35,724)	(8,442)	(58,063)	328	(18,705)	245,366	1,654,352
Calvert VP NASDAQ-100 Index Portfolio	3,817,378	(18,442)	462,392	1,288,719	1,732,669	150,241	(153,411)	(37,447)	(171,650)	83,708	(128,559)	1,604,110	5,421,488
Calvert VP Russell 2000® Small Cap Index Portfolio	2,955,099	5,119	208,158	304,142	517,419	174,548	(89,171)	(15,189)	(131,697)	(47,138)	(108,647)	408,772	3,363,871
Calvert VP S&P MidCap 400 Index Portfolio	3,857,247	11,968	312,838	122,592	447,398	218,889	(121,368)	(23,786)	(186,232)	(49,614)	(162,111)	285,287	4,142,534

See accompanying notes.

14

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Federated Hermes Government Money Fund II - Service Shares	$ 707,158	$ (12,329)	$ -	$ -	$ (12,329)	$ 170,811	$ (75,652)	$ (2,551)	$ (124,271)	$ 1,218,937	$ 1,187,274	$ 1,174,945	$ 1,882,103
Federated Hermes Managed Volatility Fund II - Primary Shares	90,593,997	1,376,383	(742,675)	(898,467)	(264,759)	6,198,560	(3,215,874)	(199,390)	(6,653,577)	(1,025,510)	(4,895,791)	(5,160,550)	85,433,447
Federated Hermes Quality Bond Fund II - Primary Shares	19,149,949	355,110	54,110	911,995	1,321,215	1,402,889	(771,192)	(50,079)	(1,364,246)	(343,049)	(1,125,677)	195,538	19,345,487
Fidelity® VIP Contrafund® Portfolio - Initial Class	25,998,669	(178,529)	1,116,652	6,316,005	7,254,128	1,322,304	(939,089)	(156,272)	(1,415,824)	(686,410)	(1,875,291)	5,378,837	31,377,506
Fidelity® VIP Growth & Income Portfolio - Initial Class	7,419,357	81,986	480,870	(91,998)	470,858	364,153	(192,674)	(23,305)	(341,351)	(107,145)	(300,322)	170,536	7,589,893
Fidelity® VIP Growth Portfolio - Initial Class	26,748,198	(244,981)	4,003,635	7,209,973	10,968,627	1,018,453	(1,085,618)	(98,592)	(1,282,666)	(104,149)	(1,552,572)	9,416,055	36,164,253
Fidelity® VIP High Income Portfolio - Service Class 2	3,699,078	148,188	(31,621)	(52,983)	63,584	293,275	(127,345)	(25,198)	(200,327)	83,061	23,466	87,050	3,786,128
Fidelity® VIP Index 500 Portfolio - Initial Class	19,843,776	167,923	682,499	2,439,916	3,290,338	853,611	(668,979)	(74,643)	(884,335)	(84,626)	(858,972)	2,431,366	22,275,142
Fidelity® VIP Mid Cap Portfolio - Service Class 2	6,371,076	(29,207)	11,143	1,118,228	1,100,164	414,861	(206,790)	(31,307)	(318,048)	10,321	(130,963)	969,201	7,340,277
Fidelity® VIP Overseas Portfolio - Initial Class	4,158,836	(17,670)	55,199	545,895	583,424	255,573	(203,636)	(15,395)	(202,874)	(26,418)	(192,750)	390,674	4,549,510
Franklin Global Real Estate VIP Fund - Class 2	2,463,199	50,184	251,400	(446,375)	(144,791)	196,183	(63,824)	(14,225)	(131,961)	(14,004)	(27,831)	(172,622)	2,290,577
Franklin Mutual Shares VIP Fund - Class 2	3,346,425	60,409	65,221	(259,956)	(134,326)	252,672	(98,407)	(22,305)	(173,763)	216,429	174,626	40,300	3,386,725
Franklin Small Cap Value VIP Fund - Class 2	2,961,668	15,062	85,220	26,282	126,564	185,204	(151,508)	(47,777)	(147,297)	23,042	(138,336)	(11,772)	2,949,896

See accompanying notes.

15

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Franklin Small-Mid Cap Growth VIP Fund - Class 2	$ 2,834,958	$ (28,408)	$ 314,387	$ 1,145,131	$ 1,431,110	$ 181,409	$ (114,405)	$ (58,214)	$ (156,543)	$ (120,110)	$ (267,863)	$ 1,163,247	$ 3,998,205
Franklin U.S. Government Securities VIP Fund - Class 2	4,173,338	103,861	(34,402)	52,148	121,607	361,358	(153,682)	(17,562)	(256,439)	(206,441)	(272,766)	(151,159)	4,022,179
Templeton Growth VIP Fund - Class 2	1,346,985	24,019	(19,827)	43,434	47,626	99,646	(29,366)	(16,520)	(56,153)	(53,662)	(56,055)	(8,429)	1,338,556
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	4,954,621	26,418	330,910	(297,787)	59,541	317,219	(135,053)	(14,025)	(229,245)	248,612	187,508	247,049	5,201,670
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,808,601	780	149,718	63,821	214,319	100,408	(42,784)	(49,686)	(70,532)	(10,670)	(73,264)	141,055	1,949,656
T. Rowe Price All-Cap Opportunities Portfolio	8,868,113	(86,830)	2,067,619	1,657,184	3,637,973	297,123	(480,518)	(37,756)	(381,037)	(47,102)	(649,290)	2,988,683	11,856,796
T. Rowe Price Equity Income Portfolio	6,676,226	81,039	201,173	(313,769)	(31,557)	398,204	(181,833)	(80,126)	(329,901)	(67,049)	(260,705)	(292,262)	6,383,964
T. Rowe Price Mid-Cap Growth Portfolio	15,812,248	(138,270)	1,514,459	2,023,870	3,400,059	543,560	(468,079)	(34,657)	(668,990)	(223,403)	(851,569)	2,548,490	18,360,738
T. Rowe Price Moderate Allocation Portfolio	9,533,787	44,885	397,289	796,194	1,238,368	516,291	(282,881)	(35,079)	(484,826)	(68,955)	(355,450)	882,918	10,416,705
T. Rowe Price International Stock Portfolio	5,810,029	(16,929)	274,383	569,678	827,132	445,201	(192,762)	(21,667)	(313,840)	147,177	64,109	891,241	6,701,270
Product D
Calvert VP EAFE International Index Portfolio - Class F	$ 29,844	$ 885	$ (181)	$ 1,317	$ 2,021	$ 2,218	$ (1,800)	$ -	$ (1,563)	$ (60)	$ (1,205)	$ 816	$ 30,660
Calvert VP NASDAQ-100 Index Portfolio	182,424	1,042	25,938	63,582	90,562	10,508	(19,549)	-	(11,648)	19,959	(730)	89,832	272,256
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	84,523	869	4,261	11,667	16,797	6,767	(1,951)	-	(3,480)	137	1,473	18,270	102,793

See accompanying notes.

16

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Calvert VP S&P MidCap 400 Index Portfolio - Class F	$ 826,545	$ 10,252	$ 22,167	$ 103,266	$ 135,685	$ 89,020	$ (42,150)	$ (14,627)	$ (45,636)	$ 58,751	$ 45,358	$ 181,043	$ 1,007,588
Columbia VP Overseas Core Fund - Class 1	9,162	152	42	809	1,003	1,351	-	-	(550)	(2)	799	1,802	10,964
Columbia VP Select Mid Cap Value Fund - Class 1	69,177	-	1,408	4,106	5,514	6,080	(78)	-	(4,509)	(96)	1,397	6,911	76,088
Columbia VP Small Cap Value Fund - Class 2	441,589	1,571	2,650	78,880	83,101	49,628	(22,547)	(8,297)	(24,965)	76,625	70,444	153,545	595,134
Columbia VP Small Company Growth Fund - Class 2	10,481	-	611	6,481	7,092	746	(91)	-	(1,259)	592	(12)	7,080	17,561
DWS Global Small Cap VIP - Class A	10,935	82	(197)	2,083	1,968	1,420	-	(232)	(981)	(19)	188	2,156	13,091
DWS International Growth VIP - Class A	30,391	437	697	5,669	6,803	3,542	(138)	-	(3,076)	(124)	204	7,007	37,398
Federated Hermes Government Money Fund II - Service Shares	59,154	121	-	-	121	8,003	(119)	(21)	(4,854)	(2)	3,007	3,128	62,282
Federated Hermes Managed Volatility Fund II - Primary Shares	216,547	5,112	(149)	(2,297)	2,666	26,561	(129)	(6,834)	(13,216)	(291)	6,091	8,757	225,304
Federated Hermes Quality Bond Fund II - Primary Shares	916,180	25,234	868	41,795	67,897	109,886	(45,379)	(15,787)	(54,490)	(87,277)	(93,047)	(25,150)	891,030
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,328,876	1,093	23,945	333,501	358,539	137,078	(47,235)	(19,394)	(76,461)	(145,171)	(151,183)	207,356	1,536,232
Fidelity® VIP Growth Portfolio - Service Class 2	938,487	418	151,967	189,930	342,315	95,299	(44,576)	(17,928)	(54,768)	(145,524)	(167,497)	174,818	1,113,305
Fidelity® VIP High Income Portfolio - Service Class 2	455,291	21,730	(6,884)	(3,917)	10,929	51,863	(21,796)	(8,180)	(25,329)	(5,848)	(9,290)	1,639	456,930

See accompanying notes.

17

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Fidelity® VIP Index 500 Portfolio - Service Class 2	$ 193,159	$ 3,121	$ 6,383	$ 25,948	$ 35,452	$ 15,788	$ (5,472)	$ (112)	$ (11,124)	$ 5,282	$ 4,362	$ 39,814	$ 232,973
Fidelity® VIP Mid Cap Portfolio - Service Class 2	570,337	2,286	(6,720)	126,277	121,843	58,100	(19,359)	(7,673)	(31,544)	33,029	32,553	154,396	724,733
Fidelity® VIP Real Estate Portfolio - Service Class 2	427,537	7,907	12,417	(43,892)	(23,568)	44,762	(17,668)	(6,777)	(22,989)	27,088	24,416	848	428,385
Franklin Mutual Shares VIP Fund - Class 2	1,239,223	33,661	2,793	(60,376)	(23,922)	133,549	(63,489)	(22,049)	(66,245)	122,438	104,204	80,282	1,319,505
Franklin Small Cap Value VIP Fund - Class 2	95,764	1,231	2,770	1,435	5,436	5,776	(158)	-	(3,880)	(19)	1,719	7,155	102,919
Franklin U.S. Government Securities VIP Fund - Class 2	857,333	27,069	(5,528)	10,708	32,249	104,134	(43,987)	(15,069)	(50,441)	(94,330)	(99,693)	(67,444)	789,889
Templeton Global Bond VIP Fund - Class 2	426,974	34,539	(11,060)	(45,811)	(22,332)	52,620	(19,373)	(6,322)	(25,682)	(2,684)	(1,441)	(23,773)	403,201
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	71,286	405	3,063	6,287	9,755	5,619	-	(364)	(4,491)	(7)	757	10,512	81,798
T. Rowe Price All-Cap Opportunities Portfolio	159,848	-	29,727	22,396	52,123	7,689	(124)	-	(9,082)	(23,695)	(25,212)	26,911	186,759
T. Rowe Price Equity Income Portfolio	475,615	10,105	9,881	(8,513)	11,473	40,636	(2,741)	(4,517)	(22,437)	10,293	21,234	32,707	508,322
T. Rowe Price Moderate Allocation Portfolio	44,675	623	1,657	4,193	6,473	3,376	-	-	(3,044)	(2)	330	6,803	51,478
T. Rowe Price International Stock Portfolio	1,346,022	7,659	59,963	126,948	194,570	139,707	(65,342)	(24,651)	(72,126)	(2,362)	(24,774)	169,796	1,515,818

See accompanying notes.

18

Farm Bureau Life Variable Account

Notes to Financial Statements

December 31, 2021

1. Organization and Significant Accounting Policies

Organization

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B), flexible premium variable life insurance policies (Product C) and variable universal life insurance policies (Product D) issued by the Company. The Company discontinued underwriting new sales of all variable life insurance products but continues to receive premiums from sales that occurred prior to this change.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following fifty investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund	Product
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	A, B & C
American Century VP Inflation Protection Bond Fund	A, B & C
American Century VP Mid Cap Value Fund	A, B & C
American Century VP Ultra® Fund	A, B & C
American Century VP Value Fund	A, B & C
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares	A, B & C
BNY Mellon Variable Investment Fund
BNY Mellon VIF Appreciation Portfolio - Initial Shares	A, B & C
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	A, B & C
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	A, B & C
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio - Class F	D
Calvert VP NASDAQ-100 Index Portfolio	A, B, C & D
Calvert VP Russell 2000® Small Cap Index Portfolio	A, B & C
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	D
Calvert VP S&P MidCap 400 Index Portfolio	A, B & C
Calvert VP S&P MidCap 400 Index Portfolio - Class F	D

19

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Subaccount / Fund	Product
Columbia Variable Products, Inc.
Columbia VP Overseas Core Fund - Class 1	D
Columbia VP Select Mid Cap Value Fund - Class 1	D
Columbia VP Small Cap Value Fund - Class 2	D
Columbia VP Small Company Growth Fund - Class 2	D
Deutsche DWS Variable Series I
DWS Global Small Cap VIP - Class A	D
Deutsche DWS Variable Series II
DWS International Growth VIP - Class A	D
Federated Hermes Insurance Series
Federated Hermes Government Money Fund II - Service Shares	A, B, C & D
Federated Hermes Managed Volatility Fund II - Primary Shares	A, B, C & D
Federated Hermes Quality Bond Fund II - Primary Shares	A, B, C & D
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Initial Class	A, B & C
Fidelity® VIP Contrafund® Portfolio - Service Class 2	D
Fidelity® VIP Growth & Income Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Service Class 2	D
Fidelity® VIP High Income Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Index 500 Portfolio - Initial Class	A, B & C
Fidelity® VIP Index 500 Portfolio - Service Class 2	D
Fidelity® VIP Mid Cap Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Overseas Portfolio - Initial Class	A, B & C
Fidelity® VIP Real Estate Portfolio - Service Class 2	D
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	A, B & C
Franklin Mutual Shares VIP Fund - Class 2	A, B, C & D
Franklin Small Cap Value VIP Fund - Class 2	A, B, C & D
Franklin Small-Mid Cap Growth VIP Fund - Class 2	A, B & C
Franklin U.S. Government Securities VIP Fund - Class 2	A, B, C & D
Templeton Global Bond VIP Fund - Class 2	D
Templeton Growth VIP Fund - Class 2	A, B & C
J.P. Morgan Insurance Trust
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	A, B & C
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	A, B & C
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	D
T. Rowe Price Equity Series, Inc.
T. Rowe Price All-Cap Opportunities Portfolio (1)	A, B, C & D
T. Rowe Price Equity Income Portfolio	A, B, C & D
T. Rowe Price Mid-Cap Growth Portfolio	A, B & C
T. Rowe Price Moderate Allocation Portfolio	A, B, C & D
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	A, B, C & D

20

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(1) The name of the following investment option changed during the year:

Current Name	Former Name
T. Rowe Price All-Cap Opportunities Portfolio	T. Rowe Price New America Growth Portfolio

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2021, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

21

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts (differences in expense charges for the various products are identified).

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of Products A, B and C. Product D assesses a monthly risk charge at a rate of 0.12% based on the accumulated value of the policy for the first ten policy years, then 0.03% monthly thereafter through the cancellation of subaccount units. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Product A premiums are reduced by a 7% charge. Product B premiums are reduced by a 7% charge up to the minimum initial premium and 2% of each premium in excess of the minimum initial premium. Product C premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Product D is not assessed a premium expense charge.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7, $10, $3 and $15 for Products A, B, C and D, respectively, is deducted monthly for the administration of policies and the Account. Product B applies an additional monthly charge of $0.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product D applies an additional monthly charge of $0.15 per $1,000 of the Specified Amount or increase in the Specified Amount for the first ten policy years. During the first twelve policy months immediately following an increase in Specified Amount on Products A and B, a monthly charge of $0.07 and $0.10, respectively, for every $1,000 increase in the Specified Amount is deducted. Product C charges a rate per $1,000 (determined by the Specified Amount and age of the insured) on a monthly basis immediately following an increase in Specified Amount, for the first twelve months immediately following an increase in Specified Amount. These charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 on Products B and C and $10 on Products A and D) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted on Product A, B and D policies. Surrender charges imposed on Product C are equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6, 10 and 10 policy years for Products A, B and D, respectively, are imposed on amounts surrendered based on variables as described in the Account’s prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

22

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2021:

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Product A, B & C:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	$330,684	$358,290
American Century VP Inflation Protection Bond Fund	15,478	17,765
American Century VP Mid Cap Value Fund	37,334	37,913
American Century VP Ultra® Fund	223,991	191,000
American Century VP Value Fund	142,935	504,968

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	33,893	39,197

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	551,950	404,145
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	132,825	101,121
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	40,287	100,291

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	452,384	566,077
Calvert VP Russell 2000® Small Cap Index Portfolio	204,392	286,264
Calvert VP S&P MidCap 400 Index Portfolio	237,105	317,027

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	102,516	184,450
Federated Hermes Managed Volatility Fund II - Primary Shares	2,116,547	6,259,982
Federated Hermes Quality Bond Fund II - Primary Shares	1,643,607	1,339,768

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	4,673,331	1,805,600
Fidelity® VIP Growth & Income Portfolio - Initial Class	699,973	439,146
Fidelity® VIP Growth Portfolio - Initial Class	8,314,989	2,257,765
Fidelity® VIP High Income Portfolio - Service Class 2	776,699	387,008
Fidelity® VIP Index 500 Portfolio - Initial Class	798,441	1,300,843
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,473,540	726,814
Fidelity® VIP Overseas Portfolio - Initial Class	510,523	284,203

23

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	$155,418	$184,474
Franklin Mutual Shares VIP Fund - Class 2	216,570	334,446
Franklin Small Cap Value VIP Fund - Class 2	246,312	427,889
Franklin Small-Mid Cap Growth VIP Fund - Class 2	581,268	448,349
Franklin U.S. Government Securities VIP Fund - Class 2	1,107,141	343,392
Templeton Growth VIP Fund - Class 2	69,942	132,205

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	460,174	814,631
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	101,508	195,812

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	2,694,612	937,981
T. Rowe Price Equity Income Portfolio	754,940	528,713
T. Rowe Price Mid-Cap Growth Portfolio	2,209,879	1,171,055
T. Rowe Price Moderate Allocation Portfolio	1,275,927	925,531

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	685,264	499,013

Product D:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	$2,951	$1,753
Calvert VP NASDAQ-100 Index Portfolio	24,260	23,469
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	8,362	6,126
Calvert VP S&P MidCap 400 Index Portfolio - Class F	96,715	266,234

Columbia Variable Products, Inc.:
Columbia VP Overseas Core Fund - Class 1	1,350	3,199
Columbia VP Select Mid Cap Value Fund - Class 1	5,046	4,174
Columbia VP Small Cap Value Fund - Class 2	36,816	261,833
Columbia VP Small Company Growth Fund - Class 2	7,088	9,355

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	1,274	847

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	3,438	3,178

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	6,265	2,562
Federated Hermes Managed Volatility Fund II - Primary Shares	37,000	16,990
Federated Hermes Quality Bond Fund II - Primary Shares	333,811	97,704

24

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$310,851	$114,804
Fidelity® VIP Growth Portfolio - Service Class 2	309,803	191,777
Fidelity® VIP High Income Portfolio - Service Class 2	154,237	42,988
Fidelity® VIP Index 500 Portfolio - Service Class 2	13,699	33,569
Fidelity® VIP Mid Cap Portfolio - Service Class 2	163,423	152,801
Fidelity® VIP Real Estate Portfolio - Service Class 2	60,225	35,399

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	135,169	218,067
Franklin Small Cap Value VIP Fund - Class 2	10,169	9,313
Franklin U.S. Government Securities VIP Fund - Class 2	376,440	97,177
Templeton Global Bond VIP Fund - Class 2	160,198	42,351

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	7,987	4,579

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	46,286	10,997
T. Rowe Price Equity Income Portfolio	85,914	29,573
T. Rowe Price Moderate Allocation Portfolio	10,216	4,020

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	207,276	142,082

25

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2021 and 2020:

	Period Ended December 31,
	2021			2020
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Product A, B & C:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	1,010	6,528	(5,518)	1,282	3,398	(2,116)
American Century VP Inflation Protection Bond Fund	683	1,033	(350)	946	1,063	(117)
American Century VP Mid Cap Value Fund	933	974	(41)	1,975	1,962	13
American Century VP Ultra® Fund	810	2,758	(1,948)	1,454	3,369	(1,915)
American Century VP Value Fund	3,897	17,181	(13,284)	16,567	6,627	9,940

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	564	996	(432)	638	923	(285)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	2,609	8,349	(5,740)	5,836	13,171	(7,335)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	980	2,171	(1,191)	854	2,522	(1,668)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,315	2,728	(1,413)	2,484	3,159	(675)

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	1,176	4,835	(3,659)	3,182	5,061	(1,879)
Calvert VP Russell 2000® Small Cap Index Portfolio	1,712	5,237	(3,525)	2,845	5,973	(3,128)
Calvert VP S&P MidCap 400 Index Portfolio	1,305	4,845	(3,540)	2,990	6,681	(3,691)

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	11,615	18,535	(6,920)	153,919	29,767	124,152
Federated Hermes Managed Volatility Fund II - Primary Shares	32,364	295,187	(262,823)	44,648	345,530	(300,882)
Federated Hermes Quality Bond Fund II - Primary Shares	80,766	93,273	(12,507)	20,397	109,243	(88,846)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	5,923	26,823	(20,900)	6,159	49,698	(43,539)
Fidelity® VIP Growth & Income Portfolio - Initial Class	3,675	11,633	(7,958)	5,288	17,294	(12,006)
Fidelity® VIP Growth Portfolio - Initial Class	4,128	40,710	(36,582)	6,278	52,340	(46,062)
Fidelity® VIP High Income Portfolio - Service Class 2	19,134	12,071	7,063	8,103	7,056	1,047
Fidelity® VIP Index 500 Portfolio - Initial Class	9,443	29,663	(20,220)	9,795	38,745	(28,950)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,124	10,536	(8,412)	7,648	9,490	(1,842)
Fidelity® VIP Overseas Portfolio - Initial Class	5,090	10,124	(5,034)	6,286	15,602	(9,316)

26

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2021			2020
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	3,371	6,766	(3,395)	5,306	6,166	(860)
Franklin Mutual Shares VIP Fund - Class 2	4,187	10,611	(6,424)	18,377	9,152	9,225
Franklin Small Cap Value VIP Fund - Class 2	2,306	6,499	(4,193)	4,239	6,930	(2,691)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,130	7,898	(5,768)	2,868	9,935	(7,067)
Franklin U.S. Government Securities VIP Fund - Class 2	64,690	20,681	44,009	11,048	28,321	(17,273)
Templeton Growth VIP Fund - Class 2	2,497	5,271	(2,774)	2,966	6,152	(3,186)

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	2,405	12,431	(10,026)	11,448	6,157	5,291
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	864	3,745	(2,881)	2,654	4,665	(2,011)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	3,244	14,470	(11,226)	2,732	18,667	(15,935)
T. Rowe Price Equity Income Portfolio	3,689	13,219	(9,530)	8,239	18,210	(9,971)
T. Rowe Price Mid-Cap Growth Portfolio	2,531	11,309	(8,778)	1,549	13,882	(12,333)
T. Rowe Price Moderate Allocation Portfolio	5,543	22,652	(17,109)	4,682	16,075	(11,393)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	10,364	20,561	(10,197)	20,021	14,819	5,202

Product D:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	146	109	37	153	249	(96)
Calvert VP NASDAQ-100 Index Portfolio	79	267	(188)	446	422	24
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	126	184	(58)	254	191	63
Calvert VP S&P MidCap 400 Index Portfolio - Class F	1,598	6,831	(5,233)	5,377	3,152	2,225

Columbia Variable Products, Inc.:
Columbia VP Overseas Core Fund - Class 1	56	171	(115)	86	30	56
Columbia VP Select Mid Cap Value Fund - Class 1	157	130	27	232	168	64
Columbia VP Small Cap Value Fund - Class 2	1,079	7,872	(6,793)	6,818	2,313	4,505
Columbia VP Small Company Growth Fund - Class 2	71	183	(112)	32	38	(6)

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	52	36	16	68	56	12

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	128	142	(14)	178	172	6

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	606	248	358	587	296	291
Federated Hermes Managed Volatility Fund II - Primary Shares	1,578	812	766	1,236	877	359
Federated Hermes Quality Bond Fund II - Primary Shares	21,380	6,854	14,526	5,354	12,274	(6,920)

27

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2021			2020
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,082	2,718	(636)	2,479	7,537	(5,058)
Fidelity® VIP Growth Portfolio - Service Class 2	1,201	3,687	(2,486)	1,580	6,425	(4,845)
Fidelity® VIP High Income Portfolio - Service Class 2	5,993	2,046	3,947	1,882	2,338	(456)
Fidelity® VIP Index 500 Portfolio - Service Class 2	226	878	(652)	541	402	139
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,162	4,583	(3,421)	3,762	1,922	1,840
Fidelity® VIP Real Estate Portfolio - Service Class 2	1,999	1,344	655	3,052	1,712	1,340

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	4,104	9,286	(5,182)	14,208	7,105	7,103
Franklin Small Cap Value VIP Fund - Class 2	169	273	(104)	200	122	78
Franklin U.S. Government Securities VIP Fund - Class 2	25,112	6,948	18,164	5,003	12,105	(7,102)
Templeton Global Bond VIP Fund - Class 2	10,014	2,676	7,338	2,421	2,496	(75)

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	138	120	18	188	158	30

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	78	159	(81)	118	850	(732)
T. Rowe Price Equity Income Portfolio	1,050	955	95	1,915	877	1,038
T. Rowe Price Moderate Allocation Portfolio	156	140	16	113	102	11

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	4,703	6,834	(2,131)	6,803	8,047	(1,244)

28

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2021, 2020, 2019, 2018 and 2017, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Product A, B & C:
American Century VP Capital Appreciation Fund:
2021	42,022	$56.10	$2,357,619	-%	0.90%	10.15%
2020	47,540	50.93	2,421,154	-	0.90	41.20
2019	49,656	36.07	1,791,212	-	0.90	34.34
2018	54,636	26.85	1,466,825	-	0.90	(6.05)
2017	57,735	28.58	1,649,831	-	0.90	20.74
American Century VP Inflation Protection Bond Fund:
2021	8,378	17.06	142,924	3.32	0.90	5.63
2020	8,728	16.15	140,908	1.61	0.90	8.83
2019	8,845	14.84	131,224	2.55	0.90	8.24
2018	9,610	13.71	131,790	3.07	0.90	(3.45)
2017	10,771	14.20	152,983	2.88	0.90	2.97
American Century VP Mid Cap Value Fund:
2021	9,216	38.86	358,099	1.15	0.90	22.12
2020	9,257	31.82	294,574	1.87	0.90	0.32
2019	9,244	31.72	293,270	2.07	0.90	28.01
2018	9,834	24.78	243,741	1.40	0.90	(13.63)
2017	10,890	28.69	312,473	1.61	0.90	10.69
American Century VP Ultra® Fund:
2021	42,514	69.72	2,963,847	-	0.90	22.08
2020	44,462	57.11	2,539,414	-	0.90	48.49
2019	46,377	38.46	1,783,513	-	0.90	33.40
2018	48,543	28.83	1,399,581	0.25	0.90	(0.14)
2017	48,363	28.87	1,396,431	0.37	0.90	31.05
American Century VP Value Fund:
2021	87,395	29.44	2,573,158	1.73	0.90	23.39
2020	100,679	23.86	2,402,167	2.42	0.90	0.08
2019	90,739	23.84	2,163,420	2.12	0.90	25.87
2018	93,456	18.94	1,769,763	1.67	0.90	(9.94)
2017	91,679	21.03	1,928,327	1.66	0.90	7.79
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares:
2021	13,280	41.38	549,571	0.61	0.90	25.55
2020	13,712	32.96	451,991	0.89	0.90	22.76
2019	13,997	26.85	375,858	1.24	0.90	32.79
2018	14,054	20.22	284,135	1.57	0.90	(5.47)
2017	16,707	21.39	357,419	0.93	0.90	14.02

29

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2021	97,366	$50.67	$4,933,679	0.44%	0.90%	25.98%
2020	103,106	40.22	4,146,563	0.79	0.90	22.58
2019	110,441	32.81	3,623,261	1.16	0.90	34.91
2018	119,527	24.32	2,907,152	1.26	0.90	(7.70)
2017	126,183	26.35	3,324,680	1.34	0.90	26.20
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2021	31,182	47.40	1,477,974	0.47	0.90	24.51
2020	32,373	38.07	1,232,370	0.77	0.90	23.52
2019	34,041	30.82	1,049,143	1.07	0.90	27.99
2018	37,048	24.08	892,219	0.80	0.90	(5.57)
2017	37,686	25.50	960,846	0.75	0.90	18.66
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares:
2021	54,980	33.86	1,861,657	0.11	0.90	15.41
2020	56,393	29.34	1,654,352	0.64	0.90	18.83
2019	57,068	24.69	1,408,986	-	0.90	20.67
2018	59,954	20.46	1,226,441	-	0.90	(19.80)
2017	63,983	25.51	1,632,262	-	0.90	23.59
Calvert VP NASDAQ-100 Index Portfolio:
2021	51,018	124.68	6,360,933	0.28	0.90	25.75
2020	54,677	99.15	5,421,488	0.47	0.90	46.89
2019	56,556	67.50	3,817,378	0.52	0.90	37.56
2018	60,059	49.07	2,947,266	0.56	0.90	(1.37)
2017	62,741	49.75	3,121,328	0.49	0.90	31.20
Calvert VP Russell 2000® Small Cap Index Portfolio:
2021	71,584	50.84	3,639,045	0.74	0.90	13.51
2020	75,109	44.79	3,363,871	1.09	0.90	18.59
2019	78,237	37.77	2,955,099	0.92	0.90	23.96
2018	82,020	30.47	2,499,129	1.06	0.90	(12.04)
2017	87,713	34.64	3,038,171	0.78	0.90	13.39
Calvert VP S&P MidCap 400 Index Portfolio:
2021	77,141	63.31	4,883,832	0.83	0.90	23.32
2020	80,681	51.34	4,142,534	1.24	0.90	12.29
2019	84,372	45.72	3,857,247	1.16	0.90	24.71
2018	87,611	36.66	3,211,640	1.15	0.90	(12.13)
2017	93,045	41.72	3,881,826	0.72	0.90	14.87
Federated Hermes Government Money Fund II - Service Shares:
2021	191,131	9.42	1,800,169	-	0.90	(0.84)
2020	198,051	9.50	1,882,103	0.09	0.90	(0.73)
2019	73,899	9.57	707,158	1.63	0.90	0.74
2018	77,563	9.50	736,801	1.24	0.90	0.32
2017	81,634	9.47	772,828	0.29	0.90	(0.53)

30

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Hermes Managed Volatility Fund II - Primary Shares:
2021	4,693,357	$20.25	$95,024,132	1.79%	0.90%	17.46%
2020	4,956,180	17.24	85,433,447	2.57	0.90	0.06
2019	5,257,062	17.23	90,593,997	2.09	0.90	19.16
2018	5,647,565	14.46	81,676,310	1.93	0.90	(9.28)
2017	2,515,322	15.94	40,092,527	3.91	0.90	17.03
Federated Hermes Quality Bond Fund II - Primary Shares:
2021	1,451,409	12.91	18,743,840	2.47	0.90	(2.27)
2020	1,463,916	13.21	19,345,487	2.75	0.90	7.14
2019	1,552,762	12.33	19,149,949	2.94	0.90	8.44
2018	1,638,802	11.37	18,633,177	3.08	0.90	(1.47)
2017	1,726,078	11.54	19,921,165	3.25	0.90	3.13
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2021	582,349	65.90	38,376,478	0.06	0.90	26.71
2020	603,249	52.01	31,377,506	0.25	0.90	29.38
2019	646,788	40.20	25,998,669	0.46	0.90	30.43
2018	684,758	30.82	21,106,578	0.70	0.90	(7.22)
2017	722,836	33.22	24,013,427	1.00	0.90	20.80
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2021	259,934	35.37	9,192,787	2.42	0.90	24.85
2020	267,892	28.33	7,589,893	2.13	0.90	6.87
2019	279,898	26.51	7,419,357	3.56	0.90	28.94
2018	294,849	20.56	6,063,546	0.35	0.90	(9.82)
2017	313,604	22.80	7,150,005	1.28	0.90	15.85
Fidelity® VIP Growth Portfolio - Initial Class:
2021	804,496	52.51	42,241,622	-	0.90	22.12
2020	841,078	43.00	36,164,253	0.07	0.90	42.62
2019	887,140	30.15	26,748,198	0.26	0.90	33.11
2018	940,983	22.65	21,312,877	0.24	0.90	(1.05)
2017	1,024,859	22.89	23,462,104	0.22	0.90	33.94
Fidelity® VIP High Income Portfolio - Service Class 2:
2021	133,782	30.88	4,131,468	5.29	0.90	3.35
2020	126,719	29.88	3,786,128	5.05	0.90	1.53
2019	125,672	29.43	3,699,078	5.19	0.90	13.72
2018	126,359	25.88	3,269,832	5.63	0.90	(4.47)
2017	124,456	27.09	3,372,077	5.29	0.90	5.94
Fidelity® VIP Index 500 Portfolio - Initial Class:
2021	639,018	43.06	27,514,652	1.26	0.90	27.43
2020	659,238	33.79	22,275,142	1.76	0.90	17.20
2019	688,188	28.83	19,843,776	1.96	0.90	30.16
2018	729,419	22.15	16,156,229	1.83	0.90	(5.34)
2017	780,177	23.40	18,257,103	1.80	0.90	20.62

31

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2021	124,180	$68.75	$8,537,509	0.36%	0.90%	24.19%
2020	132,592	55.36	7,340,277	0.40	0.90	16.82
2019	134,434	47.39	6,371,076	0.67	0.90	22.08
2018	144,489	38.82	5,609,235	0.40	0.90	(15.55)
2017	151,247	45.97	6,952,149	0.49	0.90	19.50
Fidelity® VIP Overseas Portfolio - Initial Class:
2021	191,481	27.46	5,258,903	0.53	0.90	18.62
2020	196,515	23.15	4,549,510	0.45	0.90	14.55
2019	205,831	20.21	4,158,836	1.71	0.90	26.63
2018	221,215	15.96	3,529,736	1.54	0.90	(15.56)
2017	235,622	18.90	4,453,173	1.43	0.90	29.10
Franklin Global Real Estate VIP Fund - Class 2:
2021	99,807	27.89	2,783,649	0.88	0.90	25.69
2020	103,202	22.20	2,290,577	3.25	0.90	(6.25)
2019	104,062	23.67	2,463,199	2.62	0.90	21.26
2018	108,507	19.52	2,117,609	2.63	0.90	(7.58)
2017	116,234	21.12	2,455,253	3.08	0.90	9.49
Franklin Mutual Shares VIP Fund - Class 2:
2021	125,127	30.41	3,804,565	2.88	0.90	18.14
2020	131,551	25.74	3,386,725	2.94	0.90	(5.92)
2019	122,326	27.36	3,346,425	1.84	0.90	21.49
2018	125,748	22.52	2,831,752	2.46	0.90	(9.88)
2017	125,022	24.99	3,124,239	2.24	0.90	7.39
Franklin Small Cap Value VIP Fund - Class 2:
2021	53,495	63.53	3,398,797	0.99	0.90	24.25
2020	57,688	51.14	2,949,896	1.50	0.90	4.24
2019	60,379	49.05	2,961,668	1.05	0.90	25.22
2018	63,908	39.17	2,503,337	0.88	0.90	(13.67)
2017	66,971	45.37	3,038,481	0.51	0.90	9.67
Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2021	72,877	55.43	4,039,637	-	0.90	9.03
2020	78,645	50.84	3,998,205	-	0.90	53.69
2019	85,712	33.08	2,834,958	-	0.90	30.29
2018	91,070	25.39	2,312,273	-	0.90	(6.21)
2017	95,035	27.07	2,573,032	-	0.90	20.31
Franklin U.S. Government Securities VIP Fund - Class 2:
2021	299,156	15.34	4,588,497	2.63	0.90	(2.66)
2020	255,147	15.76	4,022,179	3.43	0.90	2.87
2019	272,420	15.32	4,173,338	2.88	0.90	4.29
2018	275,681	14.69	4,049,486	2.76	0.90	(0.54)
2017	268,841	14.77	3,971,331	2.65	0.90	0.41

32

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Templeton Growth VIP Fund - Class 2:
2021	55,011	$24.08	$1,324,455	1.10%	0.90%	3.97%
2020	57,785	23.16	1,338,556	2.95	0.90	4.84
2019	60,971	22.09	1,346,985	2.78	0.90	14.10
2018	60,744	19.36	1,175,820	1.98	0.90	(15.61)
2017	64,220	22.94	1,473,178	1.63	0.90	17.46
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1:
2021	90,722	66.46	6,029,572	0.88	0.90	28.72
2020	100,748	51.63	5,201,670	1.49	0.90	(0.52)
2019	95,457	51.90	4,954,621	1.60	0.90	25.64
2018	98,882	41.31	4,085,181	0.97	0.90	(12.65)
2017	101,809	47.29	4,814,154	0.79	0.90	12.76
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1:
2021	41,641	52.68	2,193,720	0.51	0.90	20.30
2020	44,522	43.79	1,949,656	0.95	0.90	12.66
2019	46,533	38.87	1,808,601	0.41	0.90	23.48
2018	48,848	31.48	1,537,677	0.38	0.90	(12.73)
2017	51,506	36.07	1,857,756	0.32	0.90	14.22
T. Rowe Price All-Cap Opportunities Portfolio:
2021	215,875	62.50	13,493,213	-	0.90	19.71
2020	227,101	52.21	11,856,796	-	0.90	43.08
2019	243,036	36.49	8,868,113	0.41	0.90	33.71
2018	256,248	27.29	6,991,810	0.16	0.90	0.26
2017	268,501	27.22	7,307,685	0.10	0.90	33.24
T. Rowe Price Equity Income Portfolio:
2021	195,272	38.79	7,573,975	1.57	0.90	24.45
2020	204,802	31.17	6,383,964	2.34	0.90	0.29
2019	214,773	31.08	6,676,226	2.32	0.90	25.27
2018	228,210	24.81	5,662,692	2.00	0.90	(10.34)
2017	242,350	27.67	6,705,214	1.75	0.90	15.00
T. Rowe Price Mid-Cap Growth Portfolio:
2021	208,838	96.04	20,056,174	-	0.90	13.83
2020	217,616	84.37	18,360,738	-	0.90	22.70
2019	229,949	68.76	15,812,248	0.14	0.90	30.10
2018	243,229	52.85	12,853,564	-	0.90	(2.90)
2017	256,189	54.43	13,944,151	-	0.90	23.68
T. Rowe Price Moderate Allocation Portfolio:
2021	275,443	38.84	10,698,143	0.97	0.90	9.07
2020	292,552	35.61	10,416,705	1.38	0.90	13.52
2019	303,945	31.37	9,533,787	1.96	0.90	18.74
2018	319,643	26.42	8,444,129	1.78	0.90	(5.91)
2017	346,480	28.08	9,730,012	1.52	0.90	16.37

33

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2021	303,255	$21.47	$6,510,382	0.58%	0.90%	0.42%
2020	313,452	21.38	6,701,270	0.60	0.90	13.42
2019	308,250	18.85	5,810,029	2.45	0.90	26.68
2018	310,518	14.88	4,621,746	1.34	0.90	(15.02)
2017	319,346	17.51	5,590,373	1.12	0.90	26.79

Product D:
Calvert VP EAFE International Index Portfolio - Class F:
2021	2,092	$16.51	$34,541	1.79%	-%	10.66%
2020	2,055	14.92	30,660	3.32	-	7.57
2019	2,151	13.87	29,844	2.69	-	21.03
2018	1,883	11.46	21,592	3.30	-	(13.83)
2017	1,810	13.30	24,072	2.56	-	24.42
Calvert VP NASDAQ-100 Index Portfolio:
2021	3,379	96.83	327,198	0.28	-	26.87
2020	3,567	76.32	272,256	0.48	-	48.22
2019	3,543	51.49	182,424	0.52	-	38.79
2018	3,600	37.10	133,565	0.56	-	(0.46)
2017	3,643	37.27	135,779	0.50	-	32.35
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F:
2021	3,396	34.02	115,536	0.75	-	14.31
2020	3,454	29.76	102,793	1.10	-	19.37
2019	3,391	24.93	84,523	0.89	-	24.84
2018	4,208	19.97	84,042	1.08	-	(11.48)
2017	4,143	22.56	93,442	0.75	-	14.11
Calvert VP S&P MidCap 400 Index Portfolio - Class F:
2021	25,557	40.64	1,038,521	0.79	-	24.21
2020	30,790	32.72	1,007,588	1.28	-	13.06
2019	28,565	28.94	826,545	1.15	-	25.61
2018	30,115	23.04	694,003	1.14	-	(11.59)
2017	31,899	26.06	831,278	0.99	-	15.62
Columbia VP Overseas Core Fund - Class 1:
2021	525	18.82	9,881	1.21	-	9.93
2020	640	17.12	10,964	1.70	-	9.11
2019	584	15.69	9,162	2.14	-	25.52
2018	600	12.50	7,504	2.76	-	(16.67)
2017	569	15.00	8,530	2.01	-	27.55
Columbia VP Select Mid Cap Value Fund - Class 1:
2021	2,811	36.17	101,657	-	-	32.35
2020	2,784	27.33	76,088	-	-	7.47
2019	2,720	25.43	69,177	-	-	31.63
2018	2,718	19.32	52,509	-	-	(13.29)
2017	2,728	22.28	60,781	-	-	13.56

34

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Columbia VP Small Cap Value Fund - Class 2:
2021	16,396	$33.06	$542,006	0.45%	-%	28.84%
2020	23,189	25.66	595,134	0.36	-	8.59
2019	18,684	23.63	441,589	0.27	-	20.93
2018	18,502	19.54	361,445	0.17	-	(18.14)
2017	19,922	23.87	475,577	0.32	-	13.99
Columbia VP Small Company Growth Fund - Class 2:
2021	222	50.93	11,327	-	-	(3.14)
2020	334	52.58	17,561	-	-	70.66
2019	340	30.81	10,481	-	-	40.43
2018	397	21.94	8,713	-	-	(2.01)
2017	462	22.39	10,354	-	-	28.83
DWS Global Small Cap VIP - Class A:
2021	625	24.71	15,436	0.35	-	14.98
2020	609	21.49	13,091	0.79	-	17.37
2019	597	18.31	10,935	-	-	21.26
2018	606	15.10	9,147	0.28	-	(20.53)
2017	643	19.00	12,206	-	-	20.03
DWS International Growth VIP - Class A:
2021	1,748	22.95	40,122	0.33	-	8.10
2020	1,762	21.23	37,398	1.42	-	22.72
2019	1,756	17.30	30,391	1.29	-	31.16
2018	1,753	13.19	23,110	0.97	-	(16.68)
2017	1,776	15.83	28,114	0.37	-	25.54
Federated Hermes Government Money Fund II - Service Shares:
2021	6,378	10.35	65,985	-	-	-
2020	6,020	10.35	62,282	0.20	-	0.29
2019	5,729	10.32	59,154	1.63	-	1.57
2018	5,502	10.16	55,889	1.24	-	1.30
2017	5,648	10.03	56,668	0.37	-	0.30
Federated Hermes Managed Volatility Fund II - Primary Shares:
2021	12,776	22.23	284,030	1.73	-	18.50
2020	12,010	18.76	225,304	2.50	-	0.91
2019	11,651	18.59	216,547	2.01	-	20.25
2018	11,328	15.46	175,112	2.63	-	(8.47)
2017	8,938	16.89	150,979	3.80	-	18.11
Federated Hermes Quality Bond Fund II - Primary Shares:
2021	76,472	14.18	1,084,619	2.12	-	(1.39)
2020	61,946	14.38	891,030	2.86	-	8.12
2019	68,866	13.30	916,180	3.01	-	9.38
2018	74,988	12.16	911,547	2.98	-	(0.57)
2017	73,365	12.23	897,140	3.13	-	4.09

35

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2021	39,332	$49.01	$1,927,711	0.03%	-%	27.50%
2020	39,968	38.44	1,536,232	0.08	-	30.26
2019	45,026	29.51	1,328,876	0.21	-	31.27
2018	50,577	22.48	1,137,107	0.44	-	(6.64)
2017	53,255	24.08	1,282,464	0.78	-	21.55
Fidelity® VIP Growth Portfolio - Service Class 2:
2021	20,576	59.33	1,220,777	-	-	22.91
2020	23,062	48.27	1,113,305	0.04	-	43.53
2019	27,907	33.63	938,487	0.06	-	33.98
2018	31,536	25.10	791,590	0.04	-	(0.44)
2017	36,939	25.21	931,229	0.09	-	34.81
Fidelity® VIP High Income Portfolio - Service Class 2:
2021	26,125	21.49	561,337	5.47	-	4.32
2020	22,178	20.60	456,930	5.05	-	2.39
2019	22,634	20.12	455,291	5.10	-	14.77
2018	24,800	17.53	434,662	5.60	-	(3.63)
2017	24,654	18.19	448,369	5.16	-	6.94
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2021	5,669	47.27	267,976	1.05	-	28.24
2020	6,321	36.86	232,973	1.58	-	17.95
2019	6,182	31.25	193,159	1.83	-	31.03
2018	6,599	23.85	157,376	1.57	-	(4.71)
2017	6,562	25.03	164,269	1.57	-	21.39
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2021	21,975	35.76	785,797	0.35	-	25.30
2020	25,396	28.54	724,733	0.41	-	17.89
2019	23,556	24.21	570,337	0.68	-	23.14
2018	24,994	19.66	491,292	0.40	-	(14.74)
2017	26,418	23.06	609,291	0.49	-	20.54
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2021	19,875	30.90	614,164	0.97	-	38.63
2020	19,220	22.29	428,385	1.98	-	(6.78)
2019	17,880	23.91	427,537	1.48	-	22.93
2018	20,222	19.45	393,277	2.65	-	(6.45)
2017	19,547	20.79	406,383	1.60	-	3.79
Franklin Mutual Shares VIP Fund - Class 2:
2021	60,460	23.95	1,448,291	2.87	-	19.15
2020	65,642	20.10	1,319,505	2.99	-	(5.05)
2019	58,539	21.17	1,239,223	1.81	-	22.58
2018	62,362	17.27	1,077,033	2.45	-	(9.06)
2017	61,800	18.99	1,173,750	2.17	-	8.33

36

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Franklin Small Cap Value VIP Fund - Class 2:
2021	3,579	$35.03	$125,377	1.01%	-%	25.38%
2020	3,683	27.94	102,919	1.48	-	5.20
2019	3,605	26.56	95,764	1.05	-	26.36
2018	3,528	21.02	74,175	0.88	-	(12.89)
2017	3,474	24.13	83,827	0.54	-	10.64
Franklin U.S. Government Securities VIP Fund - Class 2:
2021	74,102	13.86	1,027,273	2.64	-	(1.84)
2020	55,938	14.12	789,889	3.34	-	3.82
2019	63,040	13.60	857,333	2.85	-	5.26
2018	68,117	12.92	880,338	2.79	-	0.31
2017	65,929	12.88	849,196	2.83	-	1.34
Templeton Global Bond VIP Fund - Class 2:
2021	32,035	15.51	496,887	-	-	(5.02)
2020	24,697	16.33	403,201	8.52	-	(5.28)
2019	24,772	17.24	426,974	7.03	-	2.01
2018	26,277	16.90	443,969	-	-	1.99
2017	25,585	16.57	424,064	-	-	1.91
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2:
2021	2,513	39.68	99,745	0.29	-	21.05
2020	2,495	32.78	81,798	0.64	-	13.35
2019	2,465	28.92	71,286	0.18	-	24.23
2018	2,478	23.28	57,684	0.07	-	(12.18)
2017	2,537	26.51	67,265	0.12	-	14.91
T. Rowe Price All-Cap Opportunities Portfolio:
2021	3,026	72.62	219,717	-	-	20.79
2020	3,107	60.12	186,759	-	-	44.38
2019	3,839	41.64	159,848	0.42	-	34.93
2018	3,881	30.86	119,780	0.19	-	1.15
2017	3,154	30.51	96,209	0.11	-	34.46
T. Rowe Price Equity Income Portfolio:
2021	19,575	32.76	641,331	1.58	-	25.52
2020	19,480	26.10	508,322	2.38	-	1.20
2019	18,442	25.79	475,615	2.31	-	26.42
2018	19,682	20.40	401,592	2.03	-	(9.53)
2017	19,545	22.55	440,654	1.77	-	16.06
T. Rowe Price Moderate Allocation Portfolio:
2021	1,961	29.13	57,110	0.99	-	10.09
2020	1,945	26.46	51,478	1.39	-	14.55
2019	1,934	23.10	44,675	1.91	-	19.75
2018	2,726	19.29	52,579	1.82	-	(5.07)
2017	2,580	20.32	52,414	1.53	-	17.46

37

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2021	74,212	$20.12	$1,492,982	0.58%	-%	1.31%
2020	76,343	19.86	1,515,818	0.60	-	14.47
2019	77,587	17.35	1,346,022	2.45	-	27.76
2018	79,370	13.58	1,077,669	1.32	-	(14.21)
2017	85,076	15.83	1,346,372	1.12	-	27.87

38

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(A)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)	These ratios represent the annualized policy expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

39

Report of Independent Auditors

The Board of Directors and Stockholder

Farm Bureau Life Insurance Company and Greenfields Life Insurance Company

We have audited the combined statutory-basis financial statements of Farm Bureau Life Insurance Company and Greenfields Life Insurance Company (the Company), which comprise the combined balance sheets–statutory basis as of December 31, 2021 and 2020, and the related combined statements of operations-statutory basis, changes in capital and surplus-statutory basis and cash flows-statutory basis for the each of the three years in the period ended December 31, 2021, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the each of the three years in the period ended December 31, 2021, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do no present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce,

1

of the State of Iowa. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements. In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 25, 2022

2

Farm Bureau Life Insurance Company and Subsidiary

Combined Balance Sheets - Statutory Basis

(Dollars in thousands, except per share data)

	December 31,
	2021	2020
Admitted assets
Cash and invested assets:
Bonds	$7,233,437	$7,073,179
Preferred stocks	69,346	81,056
Common stocks (cost of $44,332 in 2021 and $42,710 in 2020)	44,540	43,755
Mortgage loans	990,207	996,258
Real estate	955	955
Policy loans	185,818	195,666
Cash, cash equivalents and short-term investments	123,893	45,543
Other invested assets	255,336	204,703
Total cash and invested assets	8,903,532	8,641,115

Deferred income tax asset, net	65,059	61,157
Premiums deferred and uncollected	99,260	97,536
Investment income due and accrued	69,364	70,101
Amounts recoverable under reinsurance agreements	4,322	10,109
Other assets	13,437	19,028
Assets held in separate accounts	734,532	674,182
Total admitted assets	$9,889,506	$9,573,228

3

Farm Bureau Life Insurance Company and Subsidiary

Combined Balance Sheets - Statutory Basis (continued)

(Dollars in thousands, except per share data)

	December 31,
	2021	2020
Liabilities, capital and surplus
Liabilities:
Policy reserves:
Life and annuity	$6,927,241	$6,764,514
Accident and health	161	183
Liability for deposit-type contracts	1,335,794	1,312,637
Total policy reserves	8,263,196	8,077,334
Policy and contract claims:
Life	41,626	45,171
Accident and health	29	19
Other policyholders' funds:
Dividends payable to policyholders	6,419	6,935
Advance premiums	3,807	3,495
Amounts payable to affiliates	2,302	2,211
Interest maintenance reserve	13,460	15,700
Asset valuation reserve	84,695	64,609
Other liabilities	68,684	55,530
Liabilities related to separate accounts	734,532	674,182
Total liabilities	9,218,750	8,945,186

Capital and surplus:
Preferred stock, 7 1/2% cumulative, par value $50 per share - authorized 6,000 shares,
none issued or outstanding	—	—
Common stock, par value $50 per share - authorized 994,000 shares, issued and
outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	130,983	130,983
Unassigned funds for the protection of policyholders	537,273	494,559
Total capital and surplus	670,756	628,042
Total liabilities, capital and surplus	$9,889,506	$9,573,228

See accompanying notes.

4

Farm Bureau Life Insurance Company and Subsidiary

Combined Statements of Operations - Statutory Basis

(Dollars in thousands)

	Year ended December 31,

	2021	2020	2019
Revenues:
Premiums and other considerations:
Life, annuity and accident and health	$624,031	$550,597	$603,718
Supplementary contracts with life contingencies	3,738	6,047	8,501
Net investment income	401,852	388,883	386,912
Other income	31,311	32,421	31,437
Total revenues	1,060,932	977,948	1,030,568

Benefits and expenses:
Benefits paid or provided for:
Death benefits	208,325	202,080	181,438
Accident and health benefits	268	169	251
Annuity benefits	105,253	102,471	99,887
Surrender benefits	291,234	304,484	354,823
Payments on supplementary contracts with life contingencies	16,676	17,987	18,548
Other benefits	29,856	32,263	30,811
Increase in life, annuity and accident and health policy reserves	162,705	110,056	97,895
Total benefits paid or provided for	814,317	769,510	783,653

Commissions	53,781	50,574	58,155
General expenses	100,176	97,388	102,228
Insurance taxes, licenses and fees	8,620	8,031	8,170
Net transfers from separate accounts	(38,782)	(45,811)	(24,947)
Change in loading and other	(9,121)	120	(7,371)
Total benefits and expenses	928,991	879,812	919,888

Gain from operations before dividends to policyholders, federal income
taxes and net realized capital gains/losses	131,941	98,136	110,680
Dividends to policyholders	6,118	5,743	10,127
Net gain from operations before federal income taxes and net realized
capital gains/losses	125,823	92,393	100,553
Federal income taxes	16,578	4,957	1,878
Net gain from operations before net realized capital gains/losses	109,245	87,436	98,675
Net realized capital gains (losses) (excluding gains (losses) transferred to the IMR) less capital gains tax (benefit) (2021 - $467; 2020 - $(3,934);
2019 - $429 and excluding taxes transferred to IMR (2021 - $259; 2020
- $96; 2019 - $176)	1,758	(14,797)	1,612
Net income	$111,003	$72,639	$100,287

See accompanying notes.

5

Farm Bureau Life Insurance Company and Subsidiary

Combined Statements of Changes in Capital and Surplus - Statutory Basis

(Dollars in thousands)

		Additional		Total
	Common	Paid-In	Unassigned	Capital and
	Stock	Capital	Funds	Surplus
Balance on January 1, 2019	$2,500	$130,983	$503,722	$637,205
Net income	—	—	100,287	100,287
Net unrealized capital losses	—	—	(470)	(470)
Change in deferred income taxes	—	—	3,480	3,480
Change in nonadmitted assets	—	—	(2,132)	(2,132)
Change in asset valuation reserve	—	—	(8,461)	(8,461)
Dividends to stockholder	—	—	(87,500)	(87,500)
Balance on December 31, 2019	2,500	130,983	508,926	642,409
Net income	—	—	72,639	72,639
Net unrealized capital losses	—	—	(1,426)	(1,426)
Change in deferred income taxes	—	—	5,489	5,489
Change in nonadmitted assets	—	—	1,519	1,519
Change in asset valuation reserve	—	—	5,912	5,912
Dividends to stockholder	—	—	(98,500)	(98,500)
Balance on December 31, 2020	$2,500	$130,983	$494,559	$628,042
Net income	—	—	111,003	111,003
Net unrealized capital gains	—	—	11,920	11,920
Change in deferred income taxes	—	—	8,241	8,241
Change in nonadmitted assets	—	—	1,636	1,636
Change in asset valuation reserve	—	—	(20,086)	(20,086)
Dividends to stockholder	—	—	(70,000)	(70,000)
Balance on December 31, 2021	$2,500	$130,983	$537,273	$670,756

See accompanying notes.

6

Farm Bureau Life Insurance Company and Subsidiary

Combined Statements of Cash Flows - Statutory Basis

(Dollars in thousands)

	Year ended December 31,

	2021	2020	2019
Operations:
Premiums and other considerations received, net of reinsurance paid	$629,372	$554,331	$609,866
Net investment income received	392,735	388,566	383,998
Miscellaneous income	31,885	32,523	32,324
	1,053,992	975,420	1,026,188
Benefits paid	(677,483)	(675,154)	(696,044)
Net transfers from separate accounts	38,606	45,349	25,737
Commissions, expenses paid and aggregate write-ins for deductions	(155,089)	(147,216)	(160,865)
Dividends paid to policyholders	(6,634)	(9,317)	(10,198)
Federal income taxes paid, including net tax on capital gains	(11,181)	(11,331)	(4,211)
Net cash provided by operations	242,211	177,751	180,607

Investment activities:
Proceeds from sales, maturities or repayments of investments:
Bonds	873,651	562,347	657,103
Stocks	23,359	21,280	23,709
Mortgage loans	165,137	120,269	102,132
Real estate	—	—	642
Other invested assets	31,579	10,344	12,163
Net gains (losses) on cash, cash equivalents and short-term investments	—	(5)	—
Miscellaneous proceeds	—	—	1,024
Total proceeds from sales, maturities or repayments of investments	1,093,726	714,235	796,773

Cost of investments acquired:
Bonds	(1,013,831)	(730,575)	(811,238)
Stocks	(9,914)	(11,804)	(24,995)
Mortgage loans	(159,310)	(104,245)	(71,202)
Other invested assets	(78,128)	(28,500)	(27,145)
Miscellaneous applications	(1,302)	(1,000)	—
Total cost of investments acquired	(1,262,485)	(876,124)	(934,580)
Net increase (decrease) in policy loans	9,847	5,923	(4,223)
Net cash used in investment activities	(158,912)	(155,966)	(142,030)

Financing and miscellaneous activities:
Dividends paid to stockholder	(70,000)	(98,500)	(87,500)
Net deposits on deposit-type contracts	52,240	119,995	42,762
Other sources (uses), net	12,811	10,343	(7,120)
Net provided by (used in) financing and miscellaneous activities	(4,949)	31,838	(51,858)
Net increase (decrease) cash, cash equivalents and short-term investments	78,350	53,623	(13,281)
Cash and cash equivalents at beginning of year	45,543	(8,080)	5,201
Cash and cash equivalents at end of year	$123,893	$45,543	$(8,080)

See accompanying notes.

7

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements

December 31, 2021

1. Nature of Operations and Significant Accounting Policies

Organization

The Farm Bureau Life Insurance Company and Subsidiary (we or the Company), consists of Farm Bureau Life Insurance Company (FB Life), a wholly-owned subsidiary of FBL Financial Group, Inc. and Greenfields Life Insurance Company (Greenfields), a wholly-owned subsidiary of FB Life, which are both domiciled in the state of Iowa. FB Life assumes 100% of the business written by Greenfields through a coinsurance agreement.

We operate predominantly in the life insurance industry. FBL Financial Group, Inc. (our parent) is a majority-owned subsidiary of the Iowa Farm Bureau Federation (IFBF). FB Life markets individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force. Our distribution force markets under the consumer brand name Farm Bureau Financial Services. Greenfields offers life and annuity products in the state of Colorado.

Principles of Combination

The accompanying combined financial statements include the accounts of FB Life and Greenfields. All significant intercompany transactions and balances have been eliminated in preparation of the combined financial statements. These eliminations include, but are not limited to, the carrying values and the capital and surplus accounts from the balance sheets, transactions related to intercompany reinsurance as well as unrealized capital gains and losses due to equity investment in combined subsidiary.

Basis of Presentation

The accompanying combined statutory-basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the state of Iowa . These statutory accounting principles (SAP) differ in some respects from U.S. generally accepted accounting principles (GAAP). The Insurance Division, Department of Commerce, of the state of Iowa (Iowa Insurance Division) recognizes only statutory accounting practices prescribed or permitted by the state of Iowa for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Iowa Insurance Law. The Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) contains the statements of statutory accounting principles (SSAPs) and has been adopted as a component of prescribed or permitted practices by the state of Iowa. The Iowa Insurance Division has the right to permit or prescribe specific practices that deviate from those set forth in the NAIC's Accounting Practices and Procedures Manual (NAIC SAP).

We have elected to apply the Iowa Insurance Division promulgated Iowa Administrative Code Section 191-97 (IAC 191-97), Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve, which prescribes that an insurer may elect (i) to use an amortized cost method to account for certain derivative instruments, such as call options, purchased to hedge the growth in interest credited to the customer on indexed insurance products and (ii) to utilize an indexed annuity reserve calculation methodology under which call options associated with the current index interest crediting term are valued at zero. See table below for the net income and capital and surplus impact of this permitted practice.

There are no other differences in our net income or capital and surplus between NAIC SAP and practices prescribed and permitted by the Iowa Insurance Division as of December 31, 2021, 2020 and 2019.

8

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Reconciliation of state basis to NAIC SAP:

		SSAP #	2021	2020	2019

			(Dollars in thousands)
	Net Income
(1)	Farm Bureau Life Insurance Company and Subsidiary state basis	XXX	$111,003	$72,639	$100,287
(2)	State Prescribed Practices that are an increase (decrease) from NAIC SAP:
	Index and call option accounting - IAC 191-97	86	(635)	1,207	577
(3)	State Permitted Practices that are an increase/(decrease) from NAIC SAP:
(4)	NAIC SAP (1-2-3 = 4)		$111,638	$71,432	$99,710
	Surplus
(5)	Farm Bureau Life Insurance Company and Subsidiary state basis	XXX	$670,755	$628,042	642,409
(6)	State Prescribed Practices that are an increase (decrease) from NAIC SAP:
	Index and call option accounting - IAC 191-97	86	(8,812)	(6,409)	(8,320)
(7)	State Permitted Practices that are an increase/(decrease) from
	NAIC SAP:		—	—	—
(8)	NAIC SAP (5-6-7 = 8)		$679,567	$634,451	$650,729

The more significant differences between SAP and GAAP are as follows:

•	bonds are generally carried at amortized cost rather than carried at fair value and classified as available-for-sale;
•	prior to 2021, preferred stocks were generally carried at amortized cost rather than carried at fair value with changes in fair value reflected as a component of investment income; effective January 1, 2021, perpetual preferred stocks are carried at fair value unless the stock is currently callable at a price lower than the fair value then they are carried at the call price;
•	changes in fair value of common stocks are credited or charged directly to surplus rather than reflected as a component of realized gains or losses;
•	undistributed earnings of joint ventures, partnerships and limited liability companies are recorded as a component of the change in unrealized gains and losses in unassigned surplus, while distributed earnings of such entities are recorded as a component of net investment income rather than undistributed and distributed recorded as net investment income;
•	nonadmitted assets are charged to surplus rather than being reported as assets;
•	assets and liabilities are presented at historical cost rather than restated to fair values when a change in ownership occurs:
•	amounts recoverable or payable under modified coinsurance agreements include a component based on the book value of bonds backing certain liabilities rather than an embedded derivative based on the fair value of those bonds
•	acquisition costs of new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies;
•	policy reserves on participating traditional life products generally reflect first year expense allowances which may differ from reserves based on net level premium methods and guaranteed cash value assumptions;
•	policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values;
•	net realized gains or losses attributed to changes in the level of market interest rates are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statements of operations when the sale is completed;
•	a formula-driven statutory investment reserve, changes in which are charged directly to surplus, is recorded as a liability;

9

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

•	incurred losses on financial instruments are recognized rather than an allowance for credit losses;
•	revenues for universal life, investment products and variable products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; and
•	changes in deferred taxes are reflected as a direct adjustment to surplus rather than current tax expense.

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Pronouncements Adopted

Principals-Based Reserves (PBR) for variable annuities (VM-21) was effective January 1, 2020. VM-21 establishes variable annuity policy reserves at the higher of a standard projection or cash surrender value at an aggregate level. Of the two options available under VM-21 for calculation of the standard projection, we have elected the conditional tail expectation with prescribed assumptions method. Adoption of VM-21 on January 1, 2020 was not material.

Effective January 1, 2021, the NAIC adopted revisions to SSAP No. 32, Preferred Stock, to update the definitions, measurement and impairment guidance for redeemable versus perpetual preferred stock and mandatory convertible holdings. The most significant change was noted for the balance sheet reporting of perpetual preferred stock to be recorded at fair value unless the stock is currently callable at a price lower than the fair value then the investment is recorded at the call price. As a result of this adoption, the carrying value of our preferred stock was $2.4 million higher as of December 31, 2021.

There were no pending accounting pronouncements expected to have a material impact on the company as of December 31, 2021.

Investments

Bonds

Investments in bonds are reported at amortized cost or fair value based on their NAIC designation and adjusted for other-than-temporary impairment losses. Premiums and discounts for all bonds are amortized/accreted into investment income over the life of the security using the effective interest method. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives. Subsequent revisions in assumptions are recorded using the retrospective or prospective method. Under the retrospective method used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than "AA" or an equivalent rating by a nationally recognized rating agency at the time of acquisition or that are backed by a U.S. agency), amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of acquisition. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated, and interest income is recognized going forward using the new internal rate of return. Bonds with an NAIC designation of six are carried at the lower of amortized cost or fair value, with unrealized gains or losses reflected as a direct adjustment to surplus. The NAIC designation of certain loan-backed and structured securities is based on a multi-step process developed by the NAIC Securities Valuation Office (SVO) which includes the results of financial modeling performed by a third-party modeler designated by the NAIC.

Effective January 1, 2021, perpetual preferred stock are carried at fair value unless the stock is currently callable at a price lower than fair value then they are carried at the call price. Prior to 2021, investments in preferred stocks are reported at cost adjusted for amortization of premiums and accrual of discounts, or if not in good standing, at the lower of amortized cost or fair value. We do not currently hold any mandatory convertible securities or SVO-Identified investments.

10

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Common Stocks

Common stocks are carried at fair value. Changes in unrealized gains or losses are credited or charged directly to surplus, net of deferred income taxes.

Mortgage Loans

Mortgage loans are reported at cost adjusted for amortization of premiums, accrual of discounts and net of allowance for loan losses. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value of the underlying collateral less estimated costs to obtain and sell the property. We evaluate each of our mortgage loans individually and recognize an impairment loss, if needed, for each impaired loan identified. The carrying value of each specific loan is reduced by the estimated loss. Mortgage loans are placed on non-accrual status if we have concerns regarding the collectability of future payments. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as non-accrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured such that the collection of all remaining principal and interest is considered likely. There were no mortgage loans impaired during 2021 or 2020.

Real Estate

The Company's real estate is held for production of income and consists of land reported at cost net of allowance for losses. The carrying value of this asset is subject to regular review. For properties held for investment, if indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value, an impairment loss is recognized, and the property's cost basis is reduced to fair value. No properties were held for production of income with impairment charges as of December 31, 2021 or December 31, 2020. There were no real estate properties held for investment with a valuation allowance as of December 31, 2021 or December 31, 2020.

Policy Loans

Policy loans are reported at unpaid principal balance.

Other Invested Assets

Other invested assets consist of investments in limited liability companies and partnerships, which are recorded at the equity in underlying net assets except for low income housing tax credit investments (LIHTC) which use the proportional amortization method, surplus notes valued at cost adjusted for amortization of premiums and accrual of discounts and a promissory note. For a decline in the fair value of an investment in a joint venture that is determined to be other-than-temporary (OTTI), the carrying value is reduced to the fair value, which becomes the new cost basis, and the amount of the write down is accounted for as a realized loss in the statement of operations. We consider an impairment to have occurred if it is probable that we will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings that would justify the carrying amount of the investment. There was one partnership that was impaired during 2021 and 2020 due to uncollectibility, which resulted in a realized loss of less than $0.1 million in 2021, 2020 and 2019. The promissory note was also impaired during 2020 due to the possibility of not collecting the full principal balance, which resulted in a realized loss of $0.5 million in 2020.

Other admitted assets are valued principally at cost.

Derivative Instruments

Derivative instruments are reported in other invested assets on the balance sheet and include one-year call options used to offset the market risk associated with our index contracts under which we provide index credits to contract holders based on the performance of the S&P 500 Index. The Company follows IAC 191-97, which allows call option derivative instruments that hedge the growth in interest credited on index products to be accounted for at amortized cost with the corresponding amortization recorded as a decrease in net investment income. Derivatives also include credit default swaps (CDS) which can

11

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

be either assets or liabilities and are used in our replication (synthetic asset) transactions. In asset replication strategies, derivatives are entered into in conjunction with other investments in order to reproduce the investment characteristics of otherwise permissible investments. Derivatives used in these transactions are reported in a manner consistent with the synthetic asset and/or cash instrument, which is normally amortized cost. The cost of the CDS is amortized over the life of the contract and recorded as an increase or decrease in net investment income. See Note 2 for additional discussion of our derivative instruments.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. When our review indicates a decline in fair value is deemed OTTI on bonds not backed by other loans, preferred stocks or common stocks, we reduce the carrying value to fair value through a specific write down to realized capital losses. When our review indicates a decline in fair value for loan-backed and structured securities is OTTI and we intend to sell or do not have the intent and ability to hold for a sufficient time to recover our amortized cost, we reduce the carrying value to fair value through a specific write down to realized capital losses. If we have the intent and ability to hold for a sufficient time to recover our amortized cost, the carrying value is reduced to the present value of future cash flows through a specific write down to realized capital losses.

We monitor the financial condition and operations of the issuers of bonds, common stocks and preferred stocks that could potentially have a credit impairment that is OTTI. In determining whether or not an unrealized loss is OTTI, we review factors such as:

•	historical operating trends;
•	business prospects;
•	status of the industry in which the issuer operates;
•	analyst ratings on the issuer and sector;
•	quality of management;
•	size of the unrealized loss;
•	level of current market interest rates compared to market interest rates when the security was purchased;
•	length of time the security has been in an unrealized loss position; and
•	our intent and ability to hold the security.

In order to determine the credit and non-credit impairment loss for a loan-backed and structured security, every quarter we estimate the future cash flows we expect to receive over the remaining life of the instrument as well as review our plans to hold or sell the instrument. Significant assumptions regarding the present value of expected cash flows for each security are used when an OTTI occurs and there is a non-credit portion of the unrealized loss that will not be recognized in earnings. Our assumptions for residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities include collateral pledged, guarantees, vintage, anticipated principal and interest payments, prepayments, default levels, severity assumptions, delinquency rates and the level of nonperforming assets for the remainder of the investments' expected term. We use a single best estimate of cash flows approach and use the effective yield prior to the date of impairment to calculate the present value of cash flows.

After an OTTI write down of all bonds not backed by other loans, common stock and preferred stock, the cost basis is not adjusted for subsequent recoveries in fair value. However, for loan-backed and structured securities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows.

The asset valuation reserve (AVR) is established to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for unrealized capital gains and losses and realized capital gains and losses including credit related OTTI's, net of amounts attributed to changes in the general level of interest rates. We defer, in the interest maintenance reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans attributable to changes in the general level of interest rates including non-credit related OTTI's and amortize those deferrals over the remaining period to maturity of the security.

12

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Interest Income

Interest income is recognized on an accrual basis. Dividends are recorded on the ex-dividend date. All past due interest on invested assets, if deemed uncollectible, is excluded from investment income. Interest income due on bonds more than 90 days overdue and mortgages more than 180 days overdue and deemed collectible are nonadmitted assets. We did not have any interest income more than 90 days overdue on December 31, 2021 or 2020.

Cash, Cash Equivalents and Short-term Investments

For purposes of the statement of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Short-term investments have remaining maturities of one year or less, but greater than three months at the time of acquisition, and are reported at cost adjusted for amortization of premiums and accrual of discounts.

Property and Equipment

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. We have no property and equipment included as an admitted asset on our balance sheets on December 31, 2021 or 2020. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets, ranging from three to twenty years. Depreciation and amortization expense was $3.6 million in 2021, $4.6 million in 2020 and $4.2 million in 2019.

There have been no material changes to our capitalization policy during the year.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the differences between the financial statement and income tax bases of assets and liabilities using the enacted tax rates expected to be in effect when the assets or liabilities are recovered or settled. Deferred income taxes do not include amounts for state taxes. Changes in deferred income tax assets and liabilities are recorded directly to unassigned surplus. Gross deferred income tax assets are reduced by a statutory valuation allowance if it is more-likely-than-not that all or a portion of the deferred income tax assets will not be realized. Any remaining adjusted gross deferred income tax assets are admitted in an amount equal to (a) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks of existing deductible temporary differences that are expected to reverse during the time frame corresponding with the IRS capital loss carryback provisions, not to exceed three years, (b) the lesser of the remaining adjusted gross deferred income tax assets expected to reverse within the applicable period following the balance sheet date or the applicable percentage of statutory capital and surplus excluding any net deferred income tax assets, EDP equipment and operating system software, and net positive goodwill, and (c) the amount of adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. Any remaining adjusted gross deferred income tax assets are nonadmitted. The applicable period (ranging from 0-3 years) and the applicable percentage (ranging from 0%-15%) thresholds used to determine admitted deferred income tax assets are based on a sliding scale of the authorized control level risk-based capital ratio, excluding deferred income tax assets.

Policy Reserves

The reserves for life, annuity and accident and health (A&H) policies, all developed by actuarial methods, are established and maintained on the basis of published mortality and morbidity tables using assumed interest rates and valuation methods that will provide, in the aggregate, reserves that are equal to or greater than the minimum valuation required by law and guaranteed policy cash values.

13

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Recognition of Premium Revenues and Costs

Premiums are recognized as revenues over the premium-paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

Dividends to Policyholders

Dividends payable to policyholders in the following year are charged to operations and are established by our Board of Directors. Participating business comprises approximately 7.8% in 2021, 8.4% in 2020 and 9.0% in 2019 of life insurance in force.

Separate Accounts

Our separate accounts are restricted assets and relate to variable individual annuities, supplementary contracts and life insurance products. Assets and liabilities of separate accounts are disclosed in the aggregate in the balance sheets. The statements of operations include the premiums, benefits and other items arising from the operations of our separate accounts. Premiums received related to separate accounts totaled $10.3 million in 2021, $6.7 million in 2020 and $15.1 million in 2019. The separate accounts, which are not guaranteed as to interest, are carried at fair value and are available for withdrawal at fair value. The excess of the fair value of separate account assets over the aggregate reserves has been recorded as an additional liability, which represents the amount accrued for expense allowances recognized in the reserve. Aggregate reserves were $734.3 million on December 31, 2021 and $673.9 million on December 31, 2020 and accrued expense allowances were $0.2 million on December 31, 2021 and on December 31, 2020.

Restricted Assets

Assets of a restricted nature include the following held at carrying value unless otherwise stated:

	December 31,
	2021	2020

	(Dollars in thousands)
Federal Home Loan Bank of Des Moines (FHLB) capital stock	$34,231	$33,409
Bonds on deposit with the state of New Mexico	224	226
Bonds pledged as collateral to the FHLB, see Note 4	632,169	553,642
Other collateral	6,172	—
Total restricted assets	$672,796	$587,277

Reinsurance

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. See Note 5 for additional reinsurance discussion.

Stockholder Dividends

We paid cash dividends of $70.0 million to our parent in 2021. A cash dividend totaling $12.5 million was paid on March 16, 2021, a cash dividend of $22.5 million was paid on June 28, 2021, a cash dividend of $22.5 million was paid on September 27, 2021 and a cash dividend of $12.5 million was paid on December 29, 2021. In 2020, we paid dividends of $98.5 million. A cash dividend totaling $50.0 million was paid on March 13, 2020, a cash dividend of $12.5 million was paid of June 24, 2020, a cash dividend of $23.5 million was paid on September 25, 2020 and a cash dividend of $12.5 million was paid on December 28, 2020. We obtain regulatory approval for dividends that are considered extraordinary due to the timing and amount of dividends paid in the prior year. There were no extraordinary dividends paid in 2021 or in 2020.

14

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Our ability to pay dividends to our stockholder is restricted by the Iowa Insurance Holding Company Act to earned surplus arising from our business as of the date the dividend is paid. In addition, prior approval of the Iowa Insurance Commissioner is required for a dividend distribution of cash or other property whose fair value, together with that of other dividends made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders' surplus as of the preceding year end, or (ii) the statutory net gain from operations of the insurer for the preceding calendar year. During 2022, the maximum amount legally available for distribution that we could pay to our parent company without further regulatory approval is $109.2 million.

2. Investment Operations

On December 31, 2021 and 2020, the carrying value and estimated fair value of our bonds and preferred stock investments, which comprise our portfolio of debt securities, are as follows:

		Gross Unrealized	Gross Unrealized	Fair
	Carrying Value	Gains	Losses	Value

December 31, 2021		(Dollars in thousands)
Bonds:
United States Government and agencies	$44,068	$3,299	$(3,397)	$43,970
States and political subdivisions	1,285,209	159,016	(1,770)	1,442,455
Industrial and miscellaneous	3,687,715	546,656	(12,209)	4,222,162
Residential mortgage-backed	544,532	34,409	(3,588)	575,353
Commercial mortgage-backed	1,030,140	86,725	(4,779)	1,112,086
Other asset-backed	641,773	17,316	(1,108)	657,981
Total bonds	7,233,437	847,421	(26,851)	8,054,007

Preferred stocks	69,346	590	(37)	69,899
	$7,302,783	$848,011	$(26,888)	$8,123,906
December 31, 2020

Bonds:
United States Government and agencies	$35,174	$2,887	$(1,809)	$36,252
States and political subdivisions	1,228,208	188,542	(785)	1,415,965
Industrial and miscellaneous	3,452,835	690,788	(4,233)	4,139,390
Residential mortgage-backed	633,451	54,126	(1,431)	686,146
Commercial mortgage-backed	991,944	145,549	(1,160)	1,136,333
Other asset-backed	731,567	23,556	(4,358)	750,765
Total bonds	7,073,179	1,105,448	(13,776)	8,164,851

Preferred stocks	81,056	6,384	(651)	86,789
	$7,154,235	$1,111,832	$(14,427)	$8,251,640

The carrying value and estimated fair value of our portfolio of debt securities on December 31, 2021, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Debt securities not due at a single maturity date have been included in the table below in the year of final contractual maturity.

15

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

	Carrying Value	Fair Value

	(Dollars in thousands)
Due in one year or less	$89,545	$90,942
Due after one year through five years	517,640	555,256
Due after five years through ten years	773,079	855,675
Due after ten years	3,636,728	4,206,714
	5,016,992	5,708,587
Mortgage-backed and other asset-backed	2,216,445	2,345,420
Total bonds	$7,233,437	$8,054,007

On December 31, 2021 and 2020, the cost and estimated fair value of our common stocks and gross unrealized gains and losses from these investments are as follows:

		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

December 31, 2021	(Dollars in thousands)
Unaffiliated common	$44,332	$208	$—	$44,540

December 31, 2020
Unaffiliated common	$42,710	$1,064	$(18)	$43,755

The following tables set forth the estimated fair value and gross unrealized losses of securities in an unrealized loss position as of December 31, 2021 and 2020, listed by the length of time the securities have been in an unrealized loss position:

	Less than one year		One year or more		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized	Percent
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses	of Total

December 31, 2021			(Dollars in thousands)
United States Government and agencies	$1,459	$(37)	$22,452	$(3,360)	$23,911	$(3,397)	12.7%
States and political subdivisions	83,370	(1,740)	4,470	(30)	87,840	(1,770)	6.6
Industrial and miscellaneous	289,590	(9,902)	30,476	(2,307)	320,066	(12,209)	45.4
Residential mortgage-backed	85,300	(2,139)	37,924	(1,449)	123,224	(3,588)	13.3
Commercial mortgage-backed	77,000	(3,272)	22,508	(1,507)	99,508	(4,779)	17.8
Other asset-backed	139,026	(762)	31,761	(346)	170,787	(1,108)	4.1
Preferred stocks	2,963	(37)	—	—	2,963	(37)	0.1
Total	$678,708	$(17,889)	$149,591	$(8,999)	$828,299	$(26,888)	100%

December 31, 2020
United States Government and agencies	$23,630	$(1,809)	$—	$—	$23,630	$(1,809)	12.5%
States and political subdivisions	12,577	(372)	2,568	(413)	15,145	(785)	5.5
Industrial and miscellaneous	34,728	(1,707)	22,677	(2,526)	57,405	(4,233)	29.3
Residential mortgage-backed	45,084	(527)	16,242	(904)	61,326	(1,431)	10.0
Commercial mortgage-backed	26,828	(1,160)	—	—	26,828	(1,160)	8.0
Other asset-backed	113,578	(1,746)	65,232	(2,612)	178,810	(4,358)	30.2
Preferred stocks	6,900	(77)	8,323	(574)	15,223	(651)	4.5
Total	$263,325	$(7,398)	$115,042	$(7,029)	$378,367	$(14,427)	100%

Included in the above table were 414 securities from 338 issuers on December 31, 2021 and 125 securities from 101 issuers on December 31, 2020.

16

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Unrealized losses increased during 2021 primarily due to an increase in US treasury rates. We do not consider securities to be OTTI when the market decline is attributable to factors such as interest rate movements, market volatility, liquidity, spread widening and credit quality when recovery of all amounts due under the contractual terms of the security is anticipated. Based on our intent not to sell or our belief that we will not be required to sell these securities before recovery of their amortized cost basis, we do not consider these investments to be OTTI on December 31, 2021. We will continue to monitor the investment portfolio for future changes in issuer facts and circumstances that could result in future impairments beyond those currently identified.

The Company did not have any loan-backed and structured securities that have had OTTI charges taken against them for which there is an intent to sell or the inability or lack of intent to retain such investment for a period of time sufficient to recover the amortized cost basis during 2021 or 2020.

The following table sets forth the loan-backed and structured securities, by cusip, with a recognized OTTI, for which the present value of cash flows expected to be collected is less than the amortized cost basis of the securities as of December 31, 2021. The Company did not have any securities with a recognized OTTI due to the present value of cash flows expected to be collected being less than the amortized cost basis of the securities during 2020.

	Book/Adjusted Carrying Value	Present Value of
	Amortized Cost Before Current	Projected Cash	Recognized	Amortized Cost	Fair Value at
Cusip	Period OTTI	Flows	OTTI	after OTTI	time of OTTI
		(Dollars in thousands)
32053EAA6	$466	$390	$76	$390	$367
Total	$466	$390	$76	$390	$367

The following table shows the estimated fair value and gross unrealized losses of our loan-backed and structured securities held as of the end of the year for which an OTTI loss has not been recognized in earnings as a realized capital loss, aggregated by length of time these bonds have been in a continuous gross unrealized loss position.

	Less than one year		One year or more		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses

	(Dollars in thousands)
December 31, 2021	$303,813	$(6,186)	$92,193	$(3,302)	$396,006	$(9,488)
December 31, 2020	185,490	(3,433)	81,474	(3,516)	266,964	(6,949)

The carrying value of investments that have been non-income producing includes real estate totaling $1.0 million for the twelve months ended December 31, 2021 and for the twelve months ended December 31, 2020.

We held real estate property for the production of income with a carrying value of $1.0 million on December 31, 2021 and on December 31, 2020.

Our mortgage loan portfolio consists of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type. We originate loans with an initial loan-to-value ratio that provides sufficient collateral to absorb losses should we be required to foreclose and take possession of the collateral. In order to identify impairment losses, management maintains and regularly reviews a watch list of mortgage loans that have heightened risk. These loans may include those with borrowers delinquent on contractual payments, borrowers experiencing financial difficulty, increases in rental real estate vacancies and significant declines in collateral value. We evaluate each of our mortgage loans individually and recognize an impairment loss, if needed, for each impaired loan identified. An estimated loss is needed for loans for which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements.

17

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Any loan delinquent on contractual payments is considered non-performing. Mortgage loans are placed on non-accrual status if we have concerns regarding the collectability of future payments. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as non-accrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured such that the collection of interest is considered likely. On December 31, 2021 and December 31, 2020, there were no non-performing loans over 90 days past due on contractual payments.

Our commercial mortgage loan portfolio can include loans that have been modified. We assess loan modifications on a loan-by-loan basis to evaluate whether a troubled-debt restructuring has occurred. Generally, the types of concessions include reduction of the contractual interest rate to a below-market rate, extension of the maturity date, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining if an impairment loss is needed for the restructuring. The Coronavirus Aid, Relief, and Economic Security (CARES) Act allowed lenders to make loan modifications under certain circumstances without triggering troubled debt restructuring status, including extension of the maturity date and payment of interest only. Other than those modifications intended to comply with these provisions of the CARES Act, there were no loan modifications during the years ended December 31, 2021 or December 31, 2020.

Mortgage Loans by Collateral Type

	December 31, 2021		December 31, 2020
	Carrying Value	Percent of Total	Carrying Value	Percent of Total

	(Dollars in thousands)
Office	$340,899	34.4%	$375,447	37.7%
Retail	292,021	29.5	321,102	32.2
Industrial	255,915	25.8	227,676	22.9
Apartment	97,580	9.9	59,626	6.0
Other	3,792	0.4	12,407	1.2
Total	$990,207	100.0%	$996,258	100.0%

Mortgage Loans by Geographic Location within the United States

	December 31, 2021		December 31, 2020
	Carrying Value	Percent of Total	Carrying Value	Percent of Total

	(Dollars in thousands)
South Atlantic	$231,193	23.3 ~~%~~	$253,207	25.4%
Pacific	205,430	20.7	181,520	18.2
East North Central	169,090	17.1	147,403	14.8
Mountain	116,349	11.7	107,833	10.8
West North Central	89,947	9.1	94,494	9.5
East South Central	60,002	6.1	75,541	7.6
West South Central	58,519	5.9	65,808	6.6
Middle Atlantic	51,129	5.2	52,512	5.3
New England	8,548	0.9	17,940	1.8
Total	$990,207	100.0%	$996,258	100.0%

18

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Mortgage Loans by Loan-to-Value Ratio

	December 31, 2021		December 31, 2020
	Carrying Value	Percent of Total	Carrying Value	Percent of Total

	(Dollars in thousands)
0% - 50%	$473,567	47.8%	$463,344	46.5%
50% - 60%	321,548	32.5	309,866	31.1
60% - 70%	182,152	18.4	202,114	20.3
70% - 80%	12,940	1.3	20,934	2.1
Total	$990,207	100.0%	$996,258	100.0%

The loan-to-value ratio is determined using the most recent appraised value. Appraisals are updated periodically when there is indication of a possible significant collateral decline or loan modifications or refinance requests.

Mortgage Loans by Year of Origination

	December 31, 2021		December 31, 2020
	Carrying Value	Percent of Total	Carrying Value	Percent of Total

	(Dollars in thousands)
2021	$158,200	16.0%	$—	—%
2020	95,818	9.7	103,781	10.4
2019	62,403	6.3	68,077	6.8
2018	104,838	10.6	124,622	12.5
2017	164,245	16.5	192,716	19.3
2016 and prior	404,703	40.9	507,062	37.5
Total	$990,207	100.0%	$996,258	100.0%

Impaired Mortgage Loans

	December 31,
	2021	2020

	(Dollars in thousands)
Carrying value	$4,110	$4,209
Unpaid principal balance	4,439	4,538

We had one impaired loan with a carrying value of $4.1 million on December 31, 2021 and $4.2 million on December 31, 2020 and no related allowance for credit losses. The average investment balance of the impaired loan was $4.2 million in 2021 and $4.3 million in 2020. Interest income was recognized on the impaired loan totaling $0.2 million in 2021 and 2020. Interest income on impaired loans is recognized on the accrual basis to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

The minimum and maximum new lending rates for mortgage loans issued during 2021 were 3.00% and 3.93%. For the entire portfolio of mortgage loans, the maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured or guaranteed or money mortgages, was 94%. During 2021, there were no mortgage loans that experienced interest rate reductions through refinancing.

On December 31, 2021, we had committed $11.5 million to provide additional funding for mortgage loans.

19

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Our LIHTC remaining years of unexpired tax credits ranged from 1 to 7 years on December 31, 2021. These investments have a required holding period of 15 years. The Company recognized tax credits of $12.5 million during 2021, $13.9 million during 2020 and $14.1 million in 2019. There are no LIHTC under regulatory review. The LIHTC do not exceed 10% of the total admitted assets. The carrying value of these investments, which are included in the other invested assets, was $20.5 million on December 31, 2021 and $31.4 million on December 31, 2020.

We have given commitments to provide additional capital to various limited partnerships and limited liability corporations extending over the next 10 years. The total remaining commitment amount is $194.1 million. Of this amount, $193.3 million represents limited partnership and limited liability corporation commitments and $0.8 million represents LIHTC investment commitments, which are summarized by year in the following table:

Amount of Remaining
Year Due	Contingent Commitments
(Dollars in thousands)
2022	$71,088
2023	57,659
2024	31,483
2025	22,973
2026	8,801
2027	2,086
2028	10
Total	$194,100

Components of net investment income are as follows:

	Year ended December 31,
	2021	2020	2019

Income (loss):	(Dollars in thousands)
Bonds	$323,846	$324,588	$331,281
Preferred stocks	4,480	5,180	6,038
Common stocks	3,186	2,678	3,425
Mortgage loans	53,213	45,660	48,918
Policy loans	8,991	9,326	9,416
Amortization of interest maintenance reserve	3,214	3,732	4,568
Derivative instruments	16,377	7,948	(1,328)
Other invested assets	1,364	1,496	(4,767)
Other	(212)	443	1,164
Total investment income	414,459	401,051	398,715

Total investment expenses	(12,607)	(12,168)	(11,803)
Net investment income	$401,852	$388,883	$386,912

There were 58 securities called with prepayment penalty income totaling $5.6 million during 2021, 20 securities called with prepayment penalty income totaling $2.3 million during 2020 and 15 securities called with prepayment penalty totaling $3.1 million during 2019.

20

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Components of realized capital gains and losses are as follows:

	Year ended December 31,
	2021	2020	2019
Realized capital gains (losses)		(Dollars in thousands)
Bonds	$2,802	$(13,738)	$77
Preferred stocks	991	—	66
Common stocks	—	(4,004)	(39)
Mortgage loans	—	—	2,778
Real estate	—	—	54
Other invested assets	(334)	(535)	(54)
Total realized capital gains (losses)	3,459	(18,277)	2,882
Realized gains transferred to IMR, net of tax	(975)	(358)	(665)
Capital gains tax benefit (expense)	(726)	3,838	(605)
Net realized capital gains (losses)	$1,758	$(14,797)	$1,612

Proceeds from sales of bonds (excluding call and maturity proceeds) were $64.6 million in 2021, $16.9 million in 2020 and $34.6 million in 2019. Gross gains of $3.6 million in 2021, $0.6 million in 2020 and $3.8 million in 2019 and gross losses of $1.0 million in 2021, $1.6 million in 2020 and $3.8 million in 2019 were realized on those sales.

Realized losses from OTTI of bonds less than ($0.1 million) and other invested assets of less than ($0.1 million) were incurred during 2021. Realized losses from OTTI of bonds ($13.5 million) and other invested assets of ($0.5 million) were incurred during 2020. Realized losses from other invested assets of less than ($0.1 million) were incurred during 2019.

Derivative Instruments

We hold call options backing our index products. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities. We have elected to adopt Iowa Administrative Code Section 191-97, which allows call option derivative instruments that hedge the growth in interest credited on index products to be accounted for at amortized cost with the corresponding amortization recorded as a decrease in net investment income. Call options with a book value of $14.6 million on December 31, 2021 and $12.4 million on December 31, 2020 are included in other invested assets in the balance sheets. The notional amount of the call options was $1,030.2 million on December 31, 2021 and $875.3 million on December 31, 2020.

During the year, we implemented a credit default swap program initiative focused on enhancing investment portfolio return through underwriting comparable exposure to fixed income securities that may not be available in the primary market. We sell protection on an identified name or names on an unfunded or synthetic basis in return for receiving a quarterly premium. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. At the same time of executing the sell protection trade, we enter into a synthetic transaction where we utilize a currently owned quality cash bond matched against the CDS thereby entering into a synthetic transaction replicating a cash security. Premium payments paid or received on CDS are recorded as an adjustment to net investment income. The CDS are recorded at amortized cost, consistent with the synthetic asset transactions and cash component. Therefore, they are not marked to market. CDS book value is $0.5 million on December 31, 2021 and included in other invested assets in the company financial statements.

We may be exposed to credit losses in the event of non-performance of the counterparties with regard to derivatives. The credit exposure of the Company’s derivatives is limited to the net positive value of derivatives at the reporting date after taking into account the existence of collateral received from the counterparty. The company manages its credit risk related to derivatives by entering into transactions with credit-worthy counterparties and monitoring exposure limits. The Company’s over-the-counter (OTC) derivative transactions are governed by ISDA Master Agreements and include Credit Support Annex provisions that require both the pledging and accepting of collateral in connection with its OTC derivatives. The Company's CDS derivatives are cleared and settled through a central clearing counterparty. The CDS derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the

21

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative which was $40.0 million on December 31, 2021 and a fair value of $0.5 million.

We have cash collateral related to derivative transactions with a market value of $25.2 million on December 31, 2021 and $10.2 million on December 31, 2020. We have securities with a market value of $17.2 million on December 31, 2021 and $18.9 million on December 31, 2020 that we hold as off-balance sheet collateral in a separate custodial account.

3. Fair Values of Financial Instruments

Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As not all financial instruments are actively traded, various valuation methods may be used to estimate fair value. These methods rely on observable market data or, if observable market data is not available, the best information available. Significant judgment may be required to interpret the data and select the assumptions used in the valuation estimates, particularly when observable market data is not available.

In the discussion that follows, we have ranked our financial instruments by the level of judgment used in the determination of the fair values presented above. The levels are defined as follows:

•	Level 1 - Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•	Level 2 - Fair values are based on inputs, other than quoted prices from active markets, that are observable for the asset or liability, either directly or indirectly.

•	Level 3 - Fair values are based on significant unobservable inputs for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

We have no financial instruments measured at fair value on a nonrecurring basis. The following methods and assumptions were used in estimating the fair value of our financial instruments on a recurring basis:

Fixed maturities:

Level 1 bonds consist of U.S. Treasury issues that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 bonds consist of industrial and miscellaneous, mortgage- and other asset-backed, United States Government agencies, state and political subdivisions and private placement corporate securities with observable market data, and in some circumstances recent trade activity. When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, credit quality, industry events and economic events. Bonds with validated prices from pricing services, which includes the majority of our public bonds in all asset classes, are generally reflected in Level 2.

22

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Also included in Level 2 are private placement corporate bonds with no quoted market prices available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread.

Level 3 bonds include private placements, mortgage- and other asset-backed for which there is little or no current market data available. We use external pricing sources, or if prices are not available, we will estimate fair value internally. Fair values of private corporate investments in Level 3 are determined by reference to the public market, private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. For other securities for which an exit price based on relevant observable inputs is not obtained, the fair value is determined using a matrix calculation. Fair values estimated through use of matrix pricing methods rely on an estimate of credit spreads to a risk free U.S. Treasury yield. Selecting the credit spread requires judgment based on an understanding of the security and may include a market liquidity premium. Our selection of comparable companies as well as the level of spread requires significant judgment. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

We obtain bond fair values from a variety of external independent pricing services, including brokers, with access to observable data including recent trade information, if available. In certain circumstances in which an external price is not available for a Level 3 security, we will internally estimate its fair value. Our process for evaluation and selection of the fair values includes:

•	We follow a “pricing waterfall” policy, which establishes the pricing source preference for a particular security or security type. The order of preference is based on our evaluation of the valuation methods used, the source's knowledge of the instrument and the reliability of the prices we have received from the source in the past. Our valuation policy dictates that fair values are initially sought from third party pricing services. If our review of the prices received from our preferred source indicates an inaccurate price, we will use an alternative source within the waterfall and document the decision. In the event that fair values are not available from one of our external pricing services or upon review of the fair values provided it is determined that they may not be reflective of market conditions, those securities are submitted to brokers familiar with the security to obtain non-binding price quotes. Broker quotes tend to be used in limited circumstances such as for newly issued, private placement and other instruments that are not widely traded. For those securities for which an externally provided fair value is not available, we use cash flow modeling techniques to estimate fair value.

•	We evaluate third party pricing source estimation methodologies to assess whether they will provide a fair value that approximates a market exit price.

•	We perform an overall analysis of portfolio fair value movement against general movements in interest rates and spreads.

•	We compare period-to-period price trends to detect unexpected price fluctuation based on our knowledge of the market and the particular instrument. As fluctuations are noted, we will perform further research that may include discussions with the original pricing source or other external sources to ensure we are in agreement with the valuation.

•	We compare prices between different pricing sources for unusual disparity.

•	We meet at least quarterly with our Investment Committee, the group that oversees our valuation process, to discuss valuation practices and observations during the pricing process.

23

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Preferred stocks:

Level 2 preferred stocks are priced with an estimated fair value obtained from external pricing sources using a matrix pricing approach.

Level 3 preferred stocks are those for which no active market exists, and fair value estimates for these securities is based on the values of comparable securities that are actively traded. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

In the case for which external pricing services are used for Level 2 preferred stocks, our review process is consistent with the process used to determine the fair value of bonds as discussed above.

Common stocks:

Level 2 common stocks consist of common stock issued by the FHLB, with estimated fair value based on the current redemption value of the shares.

Level 3 common stocks consist of a private stock priced at cost that was deemed to approximate fair value.

In the case for which external pricing services are used for certain Level 2 common stocks, our review process is consistent with the process used to determine the fair value of bonds as discussed above.

Mortgage loans:

Mortgage loans are a Level 3 measurement as there is no current market for the loans. The fair value of our mortgage loans is estimated internally using a matrix pricing approach. Along with specific loan terms, two key management assumptions are required including the risk rating of the loan (our current rating system A-highest quality, B-moderate quality, C-low quality and W-watch or F-foreclosure) and estimated spreads for new loans over the U.S. Treasury yield curve. Spreads are updated quarterly and loans are reviewed and rated annually with quarterly adjustments should significant changes occur. Our determination of each loan's risk rating as well as selection of the credit spread requires significant judgment. A higher risk rating, as well as an increase in spreads, would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan. The fair value of mortgage loans may also be based on the fair value of the underlying real estate collateral less cost to sell.

Policy loans:

Policy loans are a Level 3 measurement as there is no current market since they are specifically tied to the underlying insurance policy. The loans are relatively risk free as they cannot exceed the cash surrender value of the insurance policy. Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve. An increase in the risk-free interest rate would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan.

Cash, cash equivalents and short-term investments:

Level 1 cash, cash equivalents and short-term investments are highly liquid instruments for which historical cost approximates fair value.

Other invested assets:

Derivatives include index options valued by a third-party service that uses observable terms, dividend yields and index values and credit default swaps that are valued by the clearinghouse. Both of these are Level 2.

24

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Level 2 surplus notes are priced by third party pricing vendors of which our review process is consistent with the process used to determine the fair value of bonds as discussed above. The level 3 promissory note is valued at our internal estimate of the proceeds we will receive. As allowed by NAIC SAP, fair values are not assigned to investments accounted for using the equity method.

Assets held in separate accounts:

Level 1 assets held in separate accounts consist of mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Valuation of our Financial Instruments at Fair Value by Hierarchy Levels

			December 31, 2021
						Not
						Practicable	Net Asset
	Aggregate	Admitted				(Carrying	Value
	Fair Value	Assets	Level 1	Level 2	Level 3	Value)	(NAV)

	(Dollars in thousands)
Assets
Bonds	$8,054,007	$7,233,437	$34,057	$7,817,457	$202,493	$—	$—
Preferred stocks	69,899	69,346	—	69,899	—	—	—
Common stocks unaffiliated (1)	44,540	44,540	—	34,231	202	—	10,107
Mortgage loans	1,048,067	990,207	—	—	1,048,067	—	—
Policy loans	249,749	185,818	—	—	249,749	—	—
Cash, cash equivalents & short-
term investments	123,893	123,893	123,893	—	—	—	—
Other invested assets:
Derivative instruments	41,488	15,031	—	41,488	—	—	—
Surplus notes	94,989	81,149	—	93,742	1,247	—	—
Assets held in separate accounts	734,532	734,532	734,532	—	—	—	—
Total	$10,461,164	$9,477,953	$892,482	$8,056,817	$1,501,758	$—	$10,107
Liabilities
Derivatives	$(53)	$(20)	$—	$(53)	$—	$—	$—
Total	$(53)	$(20)	$—	$(53)	$—	$—	$—

25

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Valuation of our Financial Instruments at Fair Value by Hierarchy Levels

			December 31, 2020
						Not
						Practicable	Net Asset
	Aggregate	Admitted				(Carrying	Value
	Fair Value	Assets	Level 1	Level 2	Level 3	Value)	(NAV)

			(Dollars in thousands)
Assets
Bonds	$8,164,851	$7,073,179	$25,901	$8,103,226	$35,724	$—	$—
Preferred stocks	86,789	81,056	—	80,177	6,612	—	—
Common stocks unaffiliated (1)	43,755	43,755	—	33,409	1,058	—	9,288
Mortgage loans	1,074,939	996,258	—	—	1,074,939	—	—
Policy loans	271,963	195,666	—	—	271,963	—	—
Cash, cash equivalents & short-
term investments	45,543	45,543	45,543	—	—	—	—
Other invested assets:
Derivative instruments	33,747	12,427	—	33,747	—	—	—
Surplus notes	85,704	71,967	—	84,431	1,273	—	—
Assets held in separate accounts	674,182	674,182	674,182	—	—	—	—
Total	$10,481,473	$9,194,033	$745,626	$8,334,990	$1,391,569	$—	$9,288

(1)	A private equity fund with a fair value estimate of $10.1 million on December 31, 2021 and $9.3 million on December 31, 2020 million using net asset value per share as a practical expedient, has not been classified in the fair value hierarchy above in accordance with fair value reporting guidance. This fund invests in senior secured middle market loans and was totally funded on December 31, 2021 and had unfunded commitments totaling $0.8 million on December 31, 2020. The investment is not currently eligible for redemption.

Valuation of our Financial Instruments held at Fair Value by Fair Value Hierarchy Levels

	December 31, 2021
					Net Asset
	Level 1	Level 2	Level 3	Total	Value (NAV)

		(Dollars in thousands)
Assets
Bonds:
Industrial and miscellaneous	$—	$2	$—	$2	$—
Preferred stock	—	53,332	—	53,332	—
Common stocks unaffiliated	—	34,231	202	34,433	10,107
Assets held in separate accounts	734,532	—	—	734,532	—
Total assets at fair value/NAV	$734,532	$87,565	$202	$822,299	$10,107

26

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Valuation of our Financial Instruments held at Fair Value by Fair Value Hierarchy Levels

			December 31, 2020
					Net Asset
	Level 1	Level 2	Level 3	Total	Value (NAV)
			(Dollars in thousands)
Assets
Bonds:
Industrial and miscellaneous	$—	$4	$—	$4	$—
Common stocks unaffiliated	—	33,409	1,058	34,467	9,288
Assets held in separate accounts	674,182	—	—	674,182	—
Total assets at fair value/NAV	$674,182	$33,413	$1,058	$708,653	$9,288

Change in Level 3 Financial Instruments Measured at Fair Value

				December 31, 2021
				Realized	Unrealized
	Balance,	Transfers	Transfers	gains/(losses)	gains/(losses)			Balance,
	December 31,	into	out of	included in	included in			December 31,
	2020	Level 3	Level 3	Income	Surplus	Purchases	Sales	2021
Assets
Common stocks
unaffiliated	$1,058	$—	$—	$—	$(856)	$—	$—	$202
Total	$1,058	$—	$—	$—	$(856)	$—	$—	$202

				December 31, 2020
				Realized	Unrealized
	Balance,	Transfers	Transfers	gains/(losses)	gains/(losses)			Balance,
	December 31,	into	out of	included in	included in			December 31,
	2019	Level 3	Level 3	Income	Surplus	Purchases	Sales	2020
Assets
Common stocks
unaffiliated	$1,755	$—	$—	$(697)	$—	$—	$—	$1,058
Total	$1,755	$—	$—	$(697)	$—	$—	$—	$1,058

4. Policy and Contract Attributes and Borrowed Money

We waive deduction of deferred fractional premiums upon death of the insured and return any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Several methods are employed in the reserving for substandard lives, depending on the plan and date of issue. In some cases, extra premiums are charged for substandard lives in addition to the regular gross premium for the true age. Mean reserves are generally based on appropriate multiples of standard rates of mortality, but in some cases, the extra reserve held is equal to one-half the gross annual premium. There is one plan for which substandard cases are assigned an adjusted age and all reserves are calculated at standard mortality rates for the adjusted age. The tabular interest has been determined by formula as described in the NAIC Annual Statement Instructions (Instructions) for all business except universal life and variable universal life, for which tabular interest was determined from basic policy data. The tabular less actual reserve released and tabular cost have been determined by formula as described in the Instructions. The determination of tabular interest on funds not involving life contingencies is based on accounting data.

A portion of our policy reserves and other policyholders' funds relate to liabilities established on a variety of our products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty.

27

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

The carrying values on these products by withdrawal characteristics are summarized as follows:

	December 31, 2021
		Account	Separate
	General	with	Account		Percent
	Account	Guarantees	Nonguaranteed	Total	of Total
		(Dollar in thousands)
Individual Annuities
Subject to discretionary withdrawal:
with market value adjustment	$—	$—	$—	$—	—%
at book value less current surrender charge of 5% or
more	809,637	—	—	809,637	21%
at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	809,637	—	—	809,637	21%
At book value with minimal adjustment	1,981,130	—	350,337	2,331,467	59%
Not subject to discretionary withdrawal	790,102	—	—	790,102	20%
Total (gross: direct + assumed)	3,580,869	—	350,337	3,931,206	100%
Reinsurance ceded	—	—	—	—
Total (net)	$3,580,869	$—	$350,337	$3,931,206
Amount included at book value less surrender charge that
will move to book value with minimal adjustment in the
year after the statement date:	$189,242	—	—	$189,242

Group Annuities
Subject to discretionary withdrawal:
Total with market value adjustment or at fair value	$—	$—	$—	$—	—%
At book value with minimal adjustment	28,634	—	—	28,634	59%
Not subject to discretionary withdrawal	20,081	—	—	20,081	41%
Total (gross: direct + assumed)	48,715	—	—	48,715	100%
Reinsurance ceded	—	—	—	—
Total (net)	$48,715	$—	$—	$48,715
Amount included at book value less surrender charge that
will move to book value with minimal adjustment in the
year after the statement date:	$—	$—	$—	$—

Deposit-Type Contracts (without life contingencies)
Subject to discretionary withdrawal:
Total with market value adjustment or at fair value	$—	$—	$—	$—	—%
At book value with minimal adjustment	694,361	—	119	694,480	52%
Not subject to discretionary withdrawal	641,433	—	—	641,433	48%
Total (gross: direct + assumed)	1,335,794	—	119	1,335,913	100%
Reinsurance ceded	—	—	—	—
Total (net)	$1,335,794	$—	$119	$1,335,913
Amount included at book value less surrender charge that
will move to book value with minimal adjustment in the
year after the statement date:	$—	$—	$—	$—

28

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

A reconciliation of total annuity actuarial reserves and deposit fund liabilities follows:

December 31, 2021
(Dollars in thousands)
Life and A&H Annual Statement:
Annuity reserves, total net	$3,506,290
Supplementary contracts with life contingencies, total net	123,294
Deposit-type contracts, total net	1,335,794
4,965,378
Separate Accounts Annual Statement:
Annuity reserves	350,337
Supplementary contracts with life contingencies	119
Total annuity actuarial reserves and deposit fund liabilities	$5,315,834

Analysis of life actuarial reserves by withdrawal characteristics are below:

			December 31, 2021
				Separate Account - Guaranteed and
	General Account			Nonguaranteed
	Account			Account	Cash
	Value	Cash Value	Reserve	Value	Value	Reserve

Subject to discretionary withdrawal:	(Dollars in thousands)
Term policies with cash value	$—	$41,801	$131,444	$—	$—	$—
Universal life	673,511	638,839	677,595	—	—	—
Universal life with secondary guarantees	81,390	52,593	351,393	—	—	—
Indexed universal life	205,920	146,726	153,457	—	—	—
Other permanent cash value life with secondary
guarantees	—	1,224,720	1,582,514	—	—	—
Variable universal life	180,589	179,201	144,277	384,076	384,076	383,843
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	282,528	XXX	XXX	—
Accidental death benefits	XXX	XXX	300	XXX	XXX	—
Disability - active lives	XXX	XXX	13,358	XXX	XXX	—
Disability - disabled lives	XXX	XXX	7,588	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	30,464	XXX	XXX	—
Total (gross: direct + assumed)	$1,141,410	$2,283,880	$3,374,918	$384,076	$384,076	$383,843
Reinsurance ceded	—	—	77,260	—	—	—
Total (net)	$1,141,410	$2,283,880	$3,297,658	$384,076	$384,076	$383,843

29

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

A reconciliation of total life and A&H insurance actuarial reserves:

December 31, 2021
(Dollars in thousands)
Life and A&H Annual Statement:
Life insurance, total net	$3,255,299
Accidental death benefits, total net	300
Disability - active lives, total net	13,358
Disability - disabled lives, total net	7,588
Miscellaneous reserves, total net	21,113
Subtotal	3,297,658
Separate Accounts Annual Statement:
Life reserves	383,843
Total life and A&H insurance actuarial reserves	$3,681,501

There are no reserves for asset default risk in lieu of AVR in 2021 and 2020. All separate account assets are registered with the Securities and Exchange Commission and we do not have separate account liabilities guaranteed by the general account. We do not engage in securities lending transactions within the separate account. All separate account products are classified the same under SAP and GAAP.

A reconciliation of the amounts transferred to and from the separate accounts is as follows:

	Year ended December 31,
	2021	2020	2019
		(Dollars in thousands)
Transfers as reported in the statements of operations of the separate accounts statement:
Transfers to separate accounts	$10,261	$6,721	$15,101
Transfers from separate accounts	45,753	45,108	37,351
Net transfers from separate accounts	(35,492)	(38,387)	(22,250)

Reconciling adjustments:
Net transfers assumed	(3,110)	(6,943)	(3,265)
Reinsurance reserve adjustments	(180)	(481)	568
Transfers as reported in the statements of operations herein	$(38,782)	$(45,811)	$(24,947)

30

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Reserves on our traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. Additionally, we establish a receivable for A&H premiums, which are unpaid at the end of the period. On December 31, 2021, 2020 and 2019, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading are as follows:

	Gross	Loading	Net

	(Dollars in thousands)
December 31, 2021
Life and annuity:
Ordinary direct first-year	$8,365	$7,651	714
Ordinary direct renewal	86,246	(14,642)	100,888
Reinsurance assumed	1,332	—	1,332
Reinsurance ceded	(3,674)	—	(3,674)
Total life and annuity	92,269	(6,991)	99,260

Direct A&H	17	—	17
Reinsurance ceded	(17)	—	(17)
Total	$92,269	$(6,991)	$99,260

	Gross	Loading	Net

	(Dollars in thousands)
December 31, 2021
Life and annuity:
Ordinary direct first-year	$6,859	$6,393	466
Ordinary direct renewal	88,018	(12,809)	100,827
Reinsurance assumed	340	—	340
Reinsurance ceded	(4,097)	—	(4,097)
Total life and annuity	91,120	(6,416)	97,536

Direct A&H	7	—	7
Reinsurance ceded	(7)	—	(7)
Total	$91,120	$(6,416)	$97,536

We have insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Iowa Insurance Department. Direct in force amounts were $2.2 billion on December 31, 2021 and December 31, 2020. Deficiency reserves included in policy reserves to cover the above insurance totaled $21.1 million on December 31, 2021 and $17.7 million on December 31, 2020.

We are a member of the FHLB. We did not have any borrowed money outstanding on December 31, 2021 or December 31, 2020.

We have a Reciprocal Line of Credit Agreement with our parent, FBL Financial Group, Inc. This agreement allows either company to borrow from the other in the form of a short-term note not to exceed $20.0 million with interest, equal to the three-month LIBOR. No loans were outstanding related to this agreement on December 31, 2021 or December 31, 2020.

In addition, we have issued funding agreements to the FHLB in the amount of $605.8 million on December 31, 2021 ($585.2 million on December 31, 2020). We use these funds in an invested spread strategy, consistent with our other investment spread operations. As such, we apply SSAP No. 52, Deposit-Type Contracts, to these funds, consistent with our other deposit-type contracts. We have determined the estimated maximum borrowing capacity as $1,382.6 million as of December 31, 2021. We calculated this amount on the lesser of 30% of total admitted assets or our eligible collateral market value.

31

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

FHLB Capital Stock

		General	Separate
December 31, 2021	Total	Account	Accounts

	(Dollars in thousands)
Membership stock - class B	$10,000	$10,000	$—
Activity stock	24,231	24,231	—
Aggregate total	$34,231	$34,231	$—
Actual or estimated borrowing capacity	$1,382,631

		General	Separate
December 31, 2020	Total	Account	Accounts

	(Dollars in thousands)
Membership stock - class B	$10,000	$10,000	$—
Activity stock	23,409	23,409	—
Aggregate total	$33,409	$33,409	$—
Actual or estimated borrowing capacity	$1,474,013

No membership stock is eligible for redemption in 2021 or 2020.

Total collateral pledged under the FHLB funding agreements was as follows on December 31, 2021 and December 31, 2020:

			Aggregate	Funding Agreements
Total Collateral Pledged	Fair Value	Carrying Value	Total Borrowing	Reserves Established

	(Dollars in thousands)
December 31, 2021	$682,826	$632,169	$605,780	$605,780
December 31, 2020	$636,851	$553,642	$585,221	$585,221

The maximum collateral pledged under the FHLB funding agreements during the years ended December 31, 2021 and December 31, 2020 was as follows:

			Amount Borrowed at
			Time of Maximum	Maximum Amount
Maximum Collateral Pledged	Fair Value	Carrying Value	Collateral	Borrowed

	(Dollars in thousands)
During 2021	812,552	741,555	737,872	737,872
During 2020	751,191	645,118	690,882	690,882

We monitor the level of our contract liabilities, the level of interest rates credited to our interest sensitive products and the assumed rate of return provided within the pricing structure of our other products. These amounts are taken into consideration in our overall management of interest rate risk, which minimizes exposure to changing interest rates.

We have variable annuities with guaranteed minimum death benefits and/or guaranteed minimum income benefits that are being reserved for using a Principle Based methodology, under VM-21. VM-21 guidance defines the reserve for the variable annuity block, at an aggregate level, as the greater of cash surrender value or a Standard Projection Amount which is calculated using a cash flow model under a range of stochastically generated economic scenarios. Of the two options available under VM-21 for the calculation of the Standard Projection Amount, we have elected the the conditional tail expectation with prescribed assumptions method.

32

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

5. Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with current retention limits ranging up to $1.0 million of coverage per individual life. Certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance. We have assumed closed blocks of certain life and annuity business through coinsurance and modified coinsurance agreements.

We may cede certain losses under an annual 100% quota share accidental death reinsurance agreement. Coverage includes all acts of terrorism including those of a nuclear, chemical or biological origin. Coverage is subject to an annual aggregate retention of $18.0 million per event.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet their obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

Impact of Reinsurance on our Financial Statements

	Year ended December 31,
	2021	2020	2019

	(Dollars in thousands)
Ceded (reductions to financial statement items):
Premiums	$36,204	$36,139	$35,559
Policy reserves	110,055	118,791	117,279
Insurance benefits	41,314	32,500	20,759
Assumed (additions to financial statement items):
Premiums	9,264	10,386	10,626
Policy reserves (not including modified coinsurance)	34,721	34,506	31,999
Insurance benefits	3,241	3,257	7,437

Reinsurance in Force and Percentages of Life Insurance in Force

	Year ended December 31,
	2021		2020		2019

	(Dollars in millions)
Ceded reinsurance	$13,467	19.4%	$13,586	20.2%	$13,771	21.0%
Assumed reinsurance	396	0.6%	408	0.6%	431	0.7%

6. Federal Income Taxes

We file a consolidated federal income tax return with our parent and certain of its subsidiaries. The companies included in the consolidated return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

33

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

	December 31,
	2021	2020	2019

Current income tax	(Dollars in thousands)
Federal tax expense	$16,578	$4,957	$1,878
Federal income tax on net capital gains (losses)	467	(3,934)	429
Federal and foreign current income taxes incurred	$17,045	$1,023	$2,307

The effective tax rate on net gain from operations before federal income taxes and net realized capital gains is different from the prevailing federal income tax rate as follows:

	Year ended December 31, 2021
			Effective
	Amount	Tax Effect	Tax Rate

	(Dollars in thousands)
Net gain from operations before federal income taxes	$125,823	$26,423
Realized capital loss, after transfer to interest maintenance reserve and before income taxes	2,225	467
Total gain subject to tax	128,048	26,890	21.0%

Tax-exempt interest	(17,415)	(3,657)	(2.9%)
Dividends received deduction	(3,073)	(645)	(0.5%)
Revenues not subject to tax	(3,214)	(675)	(0.5%)
Expense not deductible for tax	1,588	333	0.3%
Deferred tax on surplus items	17,895	3,758	2.9%
Tax credits	—	(13,656)	(10.7%)
Other	—	(375)	(0.3%)
Total	$123,829	$11,973	9.4%

Federal income tax expense incurred		16,578	12.9%
Tax on capital gains		467	0.4%
Change in net deferred income tax		(5,072)	(4.0%)
Total statutory income taxes		$11,973	9.4%

On December 31, 2021, we had no net operating loss carryforwards.

The income tax expense for 2019, 2020 and 2021 available for recoupment in the event of future net losses is as follows:

Year	Ordinary	Capital Gains	Total

	(Dollars in thousands)
2019	$—	$2,291	$2,291
2020	13	1	14
2021	29	2,640	2,669
Total	$42	$4,932	$4,974

The components of deferred tax assets (DTA) and deferred tax liabilities (DTL) are as follows on December 31, 2021 and 2020:

34

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

	December 31, 2021			December 31, 2020
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change

			(Dollars in thousands)
Gross deferred tax assets	$101,710	$10,516	$112,226	$95,405	$10,518	$105,923	$6,303
Deferred tax assets nonadmitted	1,170	—	1,170	—	—	—	1,170
Subtotal (net deferred tax assets)	100,540	10,516	111,056	95,405	10,518	105,923	5,133
Deferred tax liabilities	31,218	14,779	45,997	33,548	11,218	44,766	1,231
Net admitted deferred tax assets	$69,322	$(4,263)	$65,059	$61,857	$(700)	$61,157	$3,902

The individual components of our gross deferred income tax assets and liabilities on December 31, 2021 and 2020 are as follows:

	December 31,
	2021	2020	Change

	(Dollars in thousands)
Deferred tax assets
Ordinary:
Deferred policy acquisition costs	$38,252	$35,683	$2,569
Reserves	55,631	51,149	4,482
Employee benefits	4,362	4,585	(223)
Other (including items less than 5% of total ordinary tax assets)	3,465	3,988	(523)
	101,710	95,405	6,305
Nonadmitted	1,170	—	1,170
Admitted ordinary deferred tax assets	100,540	95,405	5,135
Capital:
Bonds	2,943	3,665	(722)
Preferred and common stock	67	234	(167)
Real estate	37	37	—
Other (including items less than 5% of total capital tax assets)	7,469	6,582	887
	10,516	10,518	(2)
Nonadmitted	—	—	—
Admitted capital deferred tax assets	10,516	10,518	(2)
Admitted deferred tax assets	$111,056	$105,923	$5,133

35

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

	December 31,
	2021	2020	Change

	(Dollars in thousands)
Deferred tax liabilities
Ordinary:
Deferred and uncollected premiums	$20,845	$20,552	$293
Fixed assets	1,524	2,308	(784)
Eight year spread on change in reserves	7,876	9,845	(1,969)
Other	973	843	130
	31,218	33,548	(2,330)
Capital:
Bonds	11,351	10,091	1,260
Preferred and common stock	301	—	301
Other invested assets	3,127	1,127	2,000
	14,779	11,218	3,561
Deferred tax liabilities	45,997	44,766	1,231
Admitted deferred tax assets	111,056	105,923	5,133
Net deferred tax assets/liabilities	$65,059	$61,157	3,902
Deferred tax on unrealized gains			3,169
Deferred tax nonadmitted			1,170
Change in deferred tax as reported in our consolidated statement of changes in capital and surplus			$8,241

The components of the deferred tax asset admission calculation as provided in SSAP No. 101, Income Taxes, are as follows for the years ended December 31, 2021 and 2020:

	December 31, 2021			December 31, 2020
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change

Admission calculations components:			(Dollars in thousands)
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$19	$4,059	$4,078	$22	$4,059	$4,081	$(3)
b. Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets after application of the threshold limitation.	54,524	6,457	60,981	51,951	6,459	58,410	2,571
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	54,524	6,457	60,981	51,951	6,459	58,410	2,571
2. Adjusted gross deferred tax assets allowed per limitation threshold	XX	XX	92,201	XX	XX	86,363	5,838
c. Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	45,997	—	45,997	43,432	—	43,432	2,565
d. Deferred tax assets admitted as the result of application of SSAP No. 101	$100,540	$10,516	$111,056	$95,405	$10,518	$105,923	$5,133

	2021	2020

Ratio percentage used to determine recovery period and threshold limitation amount	970.14%	966.39%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$693,617	$634,974

36

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

The impact from tax planning strategies on the determination of the net admitted deferred income tax assets by percentage and character on December 31, 2021 and 2020 is as follows:

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

	(Dollars in thousands)
Impact of tax planning strategies
Adjusted gross DTAs amount	$101,710	$10,516	$95,405	$10,518	$6,305	$(2)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	9%	—%	10%	—%	(1%)
Net admitted adjusted gross DTAs amount	$100,540	$10,516	$95,405	$10,518	$5,135	$(2)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies.	—%	9%	—%	10%	—%	(1%)
Tax-planning strategies do not include the use of reinsurance.

We had no temporary differences for which deferred tax liabilities were not established.

We had no unused transferable or non-transferable federal or state tax credits admitted as of December 31, 2021.

There were no Internal Revenue Code section 6603 deposits admitted on December 31, 2021 or December 31, 2020.

There were no interest and penalties related to federal income taxes during 2021 and were $0.2 million in 2020. We are no longer subject to U.S. federal, state and local income tax examinations by tax authorities for tax years prior to 2016.

7. Retirement and Compensation Plans

Our parent sponsors or participates in multiple benefit plans, including a multiemployer defined benefit plan, a defined contribution plan and a postretirement benefit plan. All participants are direct employees of our parent and related plan expenses are allocated to us and our affiliates. We have no legal obligation for benefits under these plans.

The multiemployer defined benefit plan is considered qualified under Internal Revenue Service regulations, and covers substantially all employees of the group who were employed on January 1, 2013, having attained age 21 and one year of service. Benefits are based on years of service and employee's compensation. Net periodic pension cost of the plan is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Those participants who had not attained age 40 and 10 years of service as of January 1, 2013 no longer accrue additional years of service in the plan. We also provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal law, as well as benefits to former employees who accepted an early retirement program. Our share of pension expense for all defined benefit pension plans aggregated $2.6 million in 2021, $2.5 million in 2020 and $2.4 million in 2019.

Our parent also grants cash-based restricted stock units to certain executives that vest and pay out over varying periods and may be contingent upon performance or continued employment. The amount payable per unit awarded is based partially on the price per share of our parent's common stock at settlement of the award and partially on the performance of an affiliate, managed by our parent.. Our share of expense related to such awards totaled $ 0.6 million in 2021, $0.4 million in 2020 and $1.0 million in 2019.

The 401(k) defined contribution plan covers substantially all employees of the group and includes matching contributions. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. New employees and current employees who had not attained age 40 and ten years of service as of January 1, 2013 and who are employed on December 31 are eligible to receive a discretionary company contribution. Related expense totaled $2.4 million in 2021, $2.5 million in 2020 and $2.4 million in 2019.

37

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

The postretirement benefit plan provides group term life insurance benefits to retired employees who worked full-time for ten years and attained age 55 while in service. The Company stopped offering this benefit as of December 31, 2016 such that no new participants will enter the plan. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense was immaterial in 2021, 2020 and 2019.

We and our parent have established deferred compensation plans for certain current and former employees. Liabilities for these plans are accrued as the related benefits are earned. Expenses under these plans totaled $0.3 million in 2021, $0.6 million in 2020 and $0.7 million in 2019.

8. Management and Other Agreements

We share certain office facilities and services with the IFBF and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs.

We participate in a management agreement with our parent, under which our parent provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain services to us under a separate arrangement. We incurred related expenses totaling $6.4 million in 2021, $6.3 million in 2020 and $6.7 million in 2019.

We have software, equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of our parent. We incurred expenses under these agreements of $2.7 million in 2021, $2.2 million in 2020 and 2019. We also have an expense allocation agreement with Farm Bureau Property & Casualty Insurance Company (Farm Bureau Property & Casualty), an affiliate, for the use of property and equipment. Expense relating to this agreement totaled $0.2 million in 2021 and 2020 and 0.3 million in 2019.

FBL Financial Services, Inc., an affiliate, provides investment advisory services to us. The related fees are based on the level of assets under management, plus certain out-of-pocket expenses. We incurred related expenses totaling $11.7 million during 2021, $11.3 million during 2020 and $11.1 million during 2019.

Farm Bureau Property & Casualty and another affiliate have entered into structured settlement agreements with another affiliate, FBL Assigned Benefit Company (ABC). For a fee, ABC relieved the purchaser of contractual obligations relating to the underlying claim and funds payments to the policyholder with an annuity contract purchased from us. ABC discontinued issuing new structured settlement agreements in 2020. We have $40.3 million in structured settlements for which ABC guarantees we will honor our obligations under the annuity contract.

We have service agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Property & Casualty and another affiliate. Under the service agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. Under these agreements, we paid $10.3 million during 2021, $8.4 million during 2020 and $8.0 million during 2019.

We are licensed by the IFBF to use the Farm Bureau and FB designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.6 million in 2021, 2020 and 2019. We have similar arrangements with Farm Bureau organizations in other states in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF was $1.7 million in 2021, 2020 and 2019. The loss of the right to use these designations in a state with a high premium concentration could have a material adverse effect on operating results.

38

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Premium Concentration by State
	Year ended December 31,
	2021	2020	2019
Life and annuity direct premiums:
Iowa	30.0%	29.1%	28.4%
Kansas	15.3	15.8	15.5
Oklahoma	7.9	7.6	7.9
Nebraska	6.9	7.9	7.2

9. Commitments and Contingencies

Legal Proceedings

In the normal course of business, we may be involved in litigation in which damages are alleged that are substantially in excess of contractual policy benefits or certain other agreements. We are not aware of any such claims threatened or pending against the Company.

Other Investment Commitments

On December 31, 2021, we have privately placed corporate securities commitments totaling $26.8 million.

Other

We self-insure our employee health and dental claims. However, claims in excess of self-insurance limits are fully insured. We previously funded insurance claims through a self-insurance trust, which was dissolved as of December 31, 2019. Expenses equal to our best estimate of claims will continue to be reflected in operations. An allowance for incurred but not reported claims is included in other liabilities.

Our parent leases our home office properties from a wholly-owned subsidiary of the IFBF under a 10-year operating lease, which expires in 2026, with automatic five-year extensions unless terminated by one of the parties at least six months prior to the expiration date. The lease includes a provision for both base rent and an adjustment for actual maintenance costs incurred. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2021 is $1.7 million per year through 2026. Rent expense for the lease totaled $3.7 million in 2021, $3.8 million in 2020 in $3.7 million in 2019.

From time to time, assessments are levied on us by life and health guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium tax. We had undiscounted reserves of $0.1 million on December 31, 2021 and December 31, 2020 to cover estimated future assessments on known insolvencies. We had assets totaling $0.4 million on December 31, 2021 and $0.5 million on December 31, 2020 representing estimated premium tax offsets on paid and future assessments. Benefits incurred for guaranty fund assessments, net of related premium tax offsets, totaled $0.1 million in 2021 and 2020, and $0.2 million in 2019. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid in future years and substantially all the related future premium tax offsets will be realized according to the premiums offset statues of each jurisdiction. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

39

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

	2021	2020

	(Dollars in thousands)
Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year end	$462	$580
Decreases current year:
Premium tax offset applied	113	135
Increases current year:
Future premium tax offset for assessments paid or accrued	3	17
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year end	$352	$462

Guaranty fund liabilities and assets related to assessments from insolvencies of entities that wrote long-term care contracts are not discounted.

Undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:

	Guaranty Fund Assessment		Related Assets

		(Dollars in thousands)
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty	$26	$—	$26	$—

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time for payables and recoverable by insolvency:

		Payable			Recoverable
	Number of	Range of	Average Number	Number of	Range of	Average Number
Name of Insolvency	Jurisdictions	Years	of Years	Jurisdictions	Years	of Years
Penn Treaty	3	1-5	NA	3	1-5	NA

10. Subsequent Events

Subsequent events have been evaluated through April 25, 2022, which is the date the financial statements were available to be issued. In February 2022, Farm Bureau Life Insurance Company’s board of directors declared a cash dividend payable to our parent for $6.8 million. The dividend was paid in March 2022.

40

Report of Independent Auditors

The Board of Directors

Farm Bureau Life Insurance Company and Greenfields Life Insurance Company

We have audited the combined statutory-basis financial statements of Farm Bureau Life Insurance Company and Greenfields Life Insurance Company (the Company) as of December 31, 2021 and 2020, for each of the three years in the period ended December 31, 2021 and have issued our report thereon dated April 25, 2022 (included elsewhere in this Registration Statement). Our audits of the combined statutory-basis financial statements included the accompanying financial statement schedules: Schedule I – Summary of Investments – Other That Investments in Related Parties, Schedule III – Supplemental Insurance Information, and Schedule IV – Reinsurance (the “schedules”). These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the combined statutory-basis financial statements.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 25, 2022

41

Schedule I - Summary of Investments - Other

Than Investments in Related Parties

As of December 31, 2021

			Statement of
		Estimated Market	Financial Position
Type of Investment	Cost	Value	Amount

	(Dollars in thousands)

Bonds:
United States Government and agencies	$44,068	$43,970	$44,068
States and political subdivisions	1,285,209	1,442,455	1,285,209
Corporate	3,687,715	4,222,162	3,687,715
Mortgage-backed and asset-backed	2,216,445	2,345,420	2,216,445
Total	7,233,437	$8,054,007	7,233,437

Equity securities:
Common stocks:
Banks, trusts and insurance companies	34,231	$34,231	34,231
Industrial, miscellaneous and all other	10,309	10,309	10,309
Preferred stocks	69,346	69,899	69,346
Total	113,886	$114,439	113,886

Mortgage loans	990,207		990,207
Investment real estate	955		955
Policy loans	185,818		185,818
Cash, cash equivalents and short-term	123,893		123,893
Other investments	255,336		255,336
Total investments	$8,903,532		$8,903,532

42

Schedule III - Supplemental Insurance Information

Farm Bureau Life Insurance Company and Subsidiary

As of December 31, 2021

			Other
			policyholder
	Policy reserves	Claim reserves	funds

	(Dollars in thousands)
December 31, 2021:
Life and Annuity	$6,927,241	$41,626	$10,144
Accident and Health	161	29	82
Supplementary Contracts	1,335,794	—	—
Total	$8,263,196	$41,655	$10,226

December 31, 2020:
Life and Annuity	$6,764,514	$45,171	$10,364
Accident and Health	183	19	66
Supplementary Contracts	1,312,637	—	—
Total	$8,077,334	$45,190	$10,430

December 31, 2019:
Life and Annuity	$6,654,453	$29,118	$13,310
Accident and Health	188	28	73
Supplementary Contracts	1,217,749	—	—
Total	$7,872,390	$29,146	$13,383

43

Schedule III - Supplemental Insurance Information

Farm Bureau Life Insurance Company and Subsidiary

As of December 31, 2021

	Premiums and			Other
	Other	Net Investment	Policyholder	Operating
	Considerations	Income	Benefits	Expenses

		(Dollars in thousands)
December 31, 2021:
Life and Annuity	$623,615	$395,865	$634,668	$162,417
Accident and health	416	—	268	141
Supplementary Contracts	3,738	5,987	16,676	19
Total	$627,769	$401,852	$651,612	$162,577

December 31, 2020:
Life and Annuity	$550,326	$382,276	$641,298	$155,771
Accident and health	271	—	169	155
Supplementary Contracts	6,047	6,607	17,987	67
Total	$556,644	$388,883	$659,454	$155,993

December 31, 2019:
Life and Annuity	$603,277	$379,563	$666,959	$168,281
Accident and health	441	—	251	169
Supplementary Contracts	8,501	7,349	18,548	103
Total	$612,219	$386,912	$685,758	$168,553

44

Schedule IV - Reinsurance

Farm Bureau Life Insurance Company and Subsidiary

As of December 31, 2021

					Percent of
		Ceded to	Assumed		amount
	Gross	other	from other		assumed to
	amount	companies	companies	Net amount	net

	(Dollars in thousands)
Year ended December 31, 2021:
Life insurance in force, at end of year	$69,363,104	$13,466,567	$396,460	$56,292,997	0.7%
Premiums and considerations:
Life insurance	$392,622	$31,993	$4,891	$365,520	1.3%
Annuities	249,408	159	8,846	258,095	3.4%
Supplementary contracts	3,756	106	88	3,738	2.4%
Accident and health premiums	4,467	4,051	—	416	—
	$650,253	$36,309	$13,825	$627,769	2.2%
Year ended December 31, 2020:
Life insurance in force, at end of year	$67,343,372	$13,586,090	$407,991	$54,165,273	0.8%
Premiums and considerations:
Life insurance	$379,004	$31,455	$4,859	$352,408	1.4%
Annuities	189,781	114	8,251	197,918	4.2%
Supplementary contracts	5,985	10	72	6,047	1.2%
Accident and health premiums	4,841	4,570	—	271	—
	$579,611	$36,149	$13,182	$556,644	2.4%
Year ended December 31, 2019:
Life insurance in force, at end of year	$65,683,485	$13,770,695	$430,583	$52,343,373	0.8%
Premiums and considerations:
Life insurance	$367,069	$30,456	$4,660	$341,273	1.4%
Annuities	252,007	98	10,094	262,003	3.9%
Supplementary contracts	8,418	—	83	8,501	1.0%
Accident and health premiums	5,447	5,006	—	441	—
	$632,941	$35,560	$14,837	$612,218	2.4%

45

PART C - OTHER INFORMATION

Item 30. Exhibits

(a)                                 Board of Directors Resolution. Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(5)

(b)                                 Custodian Agreements. None.

(c)                                  Underwriting Contracts.

(i)                                       Underwriting Agreement (13)

(ii)                                    Career Agent’s Contract.(8)

(iii)                                  Commission Schedules. (8)

(iv)                               Paying Agent Agreement (8)

(d)                                 Contracts.

(i)                                       Form of Policy (Filed in Paper.) (1)

(ii)                                    State variation of Form of Policy. (Filed in Paper.) (1)

(iii)                                  Revised Policy Form. (Filed in Paper.) (2)

(iv)                               1995 Revised Policy Form. (Filed in Paper.) (3)

(v)                                  Accelerated Death Benefit Rider. (Filed in Paper.) (3)

(vi)                               1996 Revised Policy Form (4)

(vii)                             1996 Revised Application Form (4)

(viii)                           Death Benefit Guarantee Rider (7)

(e)                                  Applications

(i)                                       Form of Application. (Filed in Paper.) (1)

(f)                                  Depositor’s Certificate of Incorporation and By-Laws

(i)                                       Certificate of Incorporation of the Company.(5)

(ii)                                    By-Laws of the Company.(5)

(g)                                  Reinsurance Contracts

(i)                                       Reinsurance Agreement between Farm Bureau Life Insurance Company and Hanover Life Reassurance Company of America.(10)

(ii)                                    Reinsurance Agreement between Farm Bureau Life Insurance Company and Business Men’s Assurance Company of America.(10)

(iii)                                 Reinsurance Agreement between Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company.(10)

(h)                                 Participation Agreements

(i)                                       Amended and Restated Participation Agreement relating to Equitrust Variable Insurance Series Fund.(16)

(A)                               Administrative Services Agreement.(16)

(B)                                Amended and Restated Service Contract.(16)

(C)                                Service Agreement.(16)

(ii)                                    Participation Agreement relating to Federated Insurance Series Fund.(17)

(A)                    Amendment to Participation Agreement (17)

(B)                    Amendment to Participation Agreement (20)

(iii)                                 Amended and Restated Participation Agreement relating to Fidelity Variable Insurance Products Funds (13)

(iv)                                Participation Agreement Relating To T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (Filed in Paper.) (1)

(A)                               Amended Schedule to Participation Agreement.(9)

(B)                                Amended Schedule to Participation Agreement.(13)

(C)                                Amendment to Participation Agreement.(19)

(v)                                   Participation Agreement relating to American Century Funds.(11)

(A)                               Amendment to Shareholder Services Agreement.(11)

(B)                                Amendment to Participation Agreement.(13)

(C)                                Amendment to Shareholder Services Agreement.(13)

(D)                               Novation Agreement relating to American Century Investment Services, Inc. (15)

(vi)                                Participation Agreement and Administrative Services Agreement relating to Dreyfus Funds.(9)

(A)                               Amended Schedule to Participation Agreement and 12b-1 Agreement.(11)

(B)                                Amended Schedule to Participation Agreement.(13)

(C)                                Amended Schedule to Administrative Services Agreement.(13)

(vii)                             Participation Agreement relating to Franklin Templeton Funds.(9)

(A)                               Amendment to Participation Agreement.(13)

(B)                                Amendment to Participation Agreement.(11)

(C)                                Amendment to Participation Agreement.(18)

(D)                               Participation Agreement Addendum.(19)

(viii)                          Participation Agreement relating to J.P. Morgan Series Trust II.(9)

(A)                               Amendment to Participation Agreement.(15)

(B)                               Amendment to Supplemental Payment Agreement. (15)

(ix)                                Participation Agreement relating to Summit Pinnacle Series.(9)

(A)                               Amendment to Participation Agreement.(13)

(B)                                Rule 12b-1 Agreement.(13)

(C)                               Amendment to Administrative Services Agreement.(13)

(D)                               Novation Agreement relating to Participation Agreement.(19)

(E)                                 Novation Agreement relating to Administrative Services Agreement.(19)

(i)                                      (1) Master Agreement for Print Services (20)

(j)                                     (2) BNY Mellon Terms and Conditions Agreement (20)

(a) BNY Mellon Lockbox Amendment (20)

(j)            Other Material Contracts

(i)                                       Federated Insurance Series Fund Shareholder Information Agreement (Rule 22c-2. (17)

(ii)                                    Fidelity Variable Insurance Products Funds Shareholder Information Agreement (Rule 22c- 2).(12)

(iii)                                 T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. Shareholder Information Agreement (Rule 22c-2).(12)

(iv)                                American Century Funds. Shareholder Information Agreement (Rule 22c-2).(12)

(v)                                   Dreyfus Funds. Supplemental Agreement (Rule 22c-2).(12)

(vi)                                Franklin Templeton Funds Shareholder Information Agreement (Rule 22c-2).(12)

(vii)                             J.P. Morgan Series Trust II. Amendment to Participation Agreement (Rule 22c-2).(12)

(viii)                          Summit Pinnacle Series. Shareholder Information Agreement (Rule 22c-2).(12)

(k)                                 Legal Opinion. Opinion and Consent of Lori K. Geadelmann, Esquire.(21)

(m)                             Calculation. None.

(n)                                 Other Opinions.

(i)                                       Consent of Ernst & Young LLP.(21)

(ii)                                    Consent of Eversheds Sutherland (US) LLP.(21)

(iii)                                Actuarial Opinion. Opinion and Consent of Carolyn Eddy Langenwalter, Life Systems Business Enablement Actuarial Vice President.(21)

(o)                                 Omitted Financial Statements. None

(p)                                 Initial Capital Agreements. None

(q)                                    Redeemability Exemption. Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy.(11)

(r)                                  Form of Initial Summary Prospectus. None.

(s)                                   Powers of Attorney (21)

(1)                       Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on September 4, 1987.

(2)                       Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 6, 1993.

(3)                       Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on May 1, 1995.

(4)                       Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on May 1, 1997.

(5)                       Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on May 1, 1998.

(6)                       Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.

(7)                       Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on February 26, 2001.

(8)                       Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement of Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 26, 2001.

(9)                       Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement of Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on September 27, 2001.

(10)                Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333- 87766) filed with the Securities and Exchange Commission on April 29, 2003.

(11)                Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement of Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 29, 2005.

(12)                Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 27, 2007.

(13)                Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 30, 2008.

(14)                Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 30, 2009.

(15)                Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 28, 2010.

(16)                Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 29, 2011.

(17)                Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 27, 2012.

(18)                Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 26, 2013.

(19)                Incorporated by reference to Post-Effective No. 39 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 30, 2018.

(20)                Incorporated by reference to Post-Effective No. 43 to the Registration Statement on Form N-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 30, 2021.

(21)                Filed herein.

Item 31. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices
W. Kim Austin	Director
Todd R. Fornstrom	Director
William R. Frazee	Director
Joe D. Heinrich	Director
Mark A. McHargue	Director
Angela R. Sanders	Director
Bryan L. Searle	Director
Scott E. VanderWal	Director
Brent E. Johnson	Chairman and Director
Richard W. Felts	Vice Chairman and Director
Martin J. Schwager	Secretary
Edward G. Parker	General Counsel & Assistant Secretary
Daniel D. Pitcher	Chief Executive Officer
Kelli A. Eddy	Chief Operating Officer-Life Companies
Lori K. Geadelmann	Chief Administrative Officer, Assistant General Counsel, Assistant Secretary & Corporate Compliance Officer
Daniel M. Koster	Vice President - Marketing and Agency Services
Ronald L. Mead Jr.	Vice President-Sales & Distribution
Donald J. Seibel	Chief Financial Officer and Treasurer
Jay W. Seiboldt	Chief Operating Officer-Property Casualty Companies
Sanjeev K. Singh	Chief Information Officer
Jeffrey A. Whitehead	Chief Investment Officer
Anthony Aldridge	Chief Accounting Officer
Mathew E. Gleason	Vice President-Wealth Management
Ryan Harklau	Vice President Regional Sales & Agency Development
Jeff Heng	Chief Actuary-Life Companies

Name and Principal Business Address*	Positions and Offices
Brian Mamola	Vice President-Deputy Chief Actuary
Karl Olson	Vice President Assistant General Counsel
Karen Rieck	Vice President-Human Resources
Mark Sandbulte	Vice President Alternatives and Macro Strategy
Douglas V. Shelton	Vice President-Tax
Christopher T. Shryack	Vice President Life Sales
Mark Wickham	Vice President-Assistant General Counsel and Assistant Secretary
Kerry Adaway	Information Security Vice President
Ben Bjerk	Regional Vice President
Diana Collins	Business Technology Vice President
Jim Dipoma	Regional Vice President
Betty Hand	Agency Services Vice President
Michelle Hubert	Regional Vice President
R. Glenn Kay	Regional Vice President
Carolyn Eddy Langenwalter	Life Systems Business Enablement Actuarial Vice President
Brent Mathisen	Investment Vice President, Real Estate
David Merlo	Customer Marketing & Integration Vice President
Sonya Ostling	Chief Underwriter
Steve Rea	Regional Vice President
Herman Riva	Securities Vice President
Tim Rolow	Infrastructure and Operations Vice President
David Smith	Regional Vice President
Russ Tigges	Sales Support Vice President
Lacy Wickham	Regional Vice President
Nancy Wiles	Marketing Communications Vice President

*                      The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.

Item 32. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the prospectus and Statement of Additional Information included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram. Each company listed in the Organizational Chart is organized under lowa law, except for FBL Financial Group Capital Trust which is established under Delaware law.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

FBL Financial Group, Inc.

Organizational Chart March 31, 2022

Item 33. Indemnification

Article IX of the Company’s By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article IX also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Item 34. Principal Underwriter

(a)                            FBL Marketing Services, LLC is the registrant’s principal underwriter and also serves as the principal underwriter to Farm Bureau Life Annuity Account and the separate accounts of EquiTrust Life Insurance Company, an affiliate of the Company, including EquiTrust Life Annuity Account, EquiTrust Life Annuity Account II, EquiTrust Life Variable Account and EquiTrust Life Variable Account II.

(b)                      Officers and Managers of FBL Marketing Services, LLC

Name and Principal Business Address*	Positions and Offices
Mathew E. Gleason**	President
Lori K. Geadelmann**	Chief Administrative Officer and Assistant General Counsel
Donald J. Seibel	Treasurer
Anthony Aldridge	Chief Accounting Officer
Clint May**	Associate General Counsel & Secretary
Chris Shryack	Vice President Life Sales
Kaley Fleig	Wealth Management Operations Vice President
Carolyn Langenwalter	Life Systems Business Enablement Actuarial Vice President
Julie McGonegle	Financial Services Administration Vice President
Jennifer Morgan	Chief Compliance Officer, Director Adviser & Broker/Dealer Compliance and Assistant Secretary
Michael O’Tool	Director Compliance
Kari St. Clair	Indiana OSJ Principal

*                 The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

**          Manager of FBL Marketing Services, LLC.

(c)                        Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation*
FBL Marketing Services, LLC	$1,795,908	NA	NA	$89,794

*                 Registered representative fees.

Item 35. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Item 36. Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 37. Fee Representation

Farm Bureau Life Insurance Company (the “Company”) represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Farm Bureau Life Variable Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, State of Iowa, on the 29th day of April, 2022.

FARM BUREAU LIFE VARIABLE ACCOUNT

By:	/s/ Daniel D. Pitcher
Daniel D. Pitcher
Chief Executive Officer
Farm Bureau Life Insurance Company

FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ Daniel D. Pitcher
Daniel D. Pitcher
Chief Executive Officer
Farm Bureau Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date

/s/ Daniel D. Pitcher	Chief Executive Officer	April 29, 2022
Daniel D. Pitcher	[Principal Executive Officer]

/s/ Donald J. Seibel	Chief Financial Officer and Treasurer	April 29, 2022
Donald J. Seibel	[Principal Financial Officer]

/s/ Anthony Aldridge	Chief Accounting Officer [Principal Accounting Officer]	April 29, 2022
Anthony Aldridge

*	Chairman & Director	April 29, 2022
Brent E. Johnson

*	Vice Chairman & Director	April 29, 2022
Richard Felts

*	Director	April 29, 2022
W. Kim Austen

*	Director	April 29, 2022
Joe D. Heinrich

*	Director	April 29, 2022
Angela R. Sanders

*	Director	April 29, 2022
Bryan L. Searle

*	Director	April 29, 2022
Todd Fornstrom

*	Director	April 29, 2022
Mark McHargue

Signature	Title	Date

*	Director	April 29, 2022
William R. Frazee

*	Director	April 29, 2022
Scott E. VanderWal

*By:	/s/ Lori K. Geadelmann
Lori K. Geadelmann
Attorney-in-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

(k)	Legal Opinion. Opinion and Consent of Lori K. Geadelmann, Esquire

(n)(i)	Consent of Ernst & Young LLP

(n)(ii)	Consent of Eversheds Sutherland (US) LLP.

(n)(iii)	Actuarial Opinion. Opinion and Consent of Carolyn Eddy Langenwalter, Life Systems Business Enablement Actuarial Vice President

(s).	Powers of Attorney